                                   Evergreen

                                   Balanced

                                    Funds




                               1997 Annual Report

                           (Evergreen logo appears here)

                               Evergreen Funds (SM)
                                   SINCE 1932

(Photo of pine cones and
branches appears here)
                                 EVERGREEN FUNDS

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
FUND AT A GLANCE
  Evergreen American Retirement Fund.................      2
  Evergreen Balanced Fund............................      5
  Evergreen Foundation Fund..........................      8
  Evergreen Tax Strategic Foundation Fund............     11
FINANCIAL HIGHLIGHTS
  Evergreen American Retirement Fund.................     14
  Evergreen Balanced Fund............................     17
  Evergreen Foundation Fund..........................     20
  Evergreen Tax Strategic Foundation Fund............     23
SCHEDULES OF INVESTMENTS
  Evergreen American Retirement Fund.................     26
  Evergreen Balanced Fund............................     31
  Evergreen Foundation Fund..........................     34
  Evergreen Tax Strategic Foundation Fund............     40
Statements of Assets and Liabilities.................     46
Statements of Operations.............................     47
Statements of Changes in Net Assets..................     48
Combined Notes to Financial Statements...............     51

                             ABOUT EVERGREEN FUNDS

Evergreen Funds is one of the nation's fastest growing investment companies with more than $33 billion in assets under management.
With 65 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.
The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

                                 EVERGREEN FUNDS       (Photo of pine cones and
                                                         branches appears here)

                             LETTER TO SHAREHOLDERS
                                 November 1997

                    (Photo of William M. Ennis appears here)

                                WILLIAM M. ENNIS

Dear Shareholders:

We have good news to share with you in this report. The U.S. stock market delivered exceptionally strong performance during the six months that ended on September 30, 1997. Investors in the Evergreen Balanced Funds certainly had the opportunity to participate in this pleasant experience without taking the full risk of a pure stock fund investment. Riding a friendly, rising tide of moderate growth and modest inflation, the stock market rose higher and higher, with the steady ascent interrupted just briefly for pauses in the late winter and late summer of 1997. It is important to keep these returns in perspective, however, and not use the performance over the past six months as a basis for future expectations.

MARKET CYCLES
History has shown that the markets move in cycles, and one year's performance does not often indicate the following year's performance. History also has taught us that over longer periods of time, the winning investment strategies are those that have consistent disciplines and that remain faithful to those disciplines, even during market slumps and corrections. Indeed, we witnessed a significant market correction in late October, after the close of the fiscal period.

At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market or the following year's market will be as rewarding as last year's market. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

UPCOMING DEVELOPMENTS
In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds are becoming the Evergreen Funds. On October 31, 1997, Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Funds will take the Evergreen name.

We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier for you to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

What will not change will be our commitment to provide you with the finest investment products and shareholder services possible. If you should have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial adviser or call Evergreen Funds at 1-800-343-2898.

                                         Sincerely,

                                         /s/ William M. Ennis

                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

(Photo of eagle                     EVERGREEN
appears here)                AMERICAN RETIREMENT FUND

                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                      CLASS A  CLASS B   CLASS C  CLASS Y
INCEPTION DATE        1/3/95    1/3/95   1/3/95   3/14/88
1-YEAR PERFORMANCE
1 year w/o sales
  charge              24.84%  23.84%    23.86%    25.06%
1 year w/sales charge 18.91%  18.84%    22.86%    25.06%
6 month dividends per
  share               $0.25     $0.19    $0.19    $0.27
6 month capital gains
  per share           $0.03     $0.03    $0.03    $0.03

AVERAGE ANNUAL RETURNS
3 years                  --        --       --    17.60%
5 years                  --        --       --    14.04%
Since Inception       18.41%    18.81%   19.62%   11.96%

CUMULATIVE RETURNS
3 years                  --        --       --    62.63%
5 years                  --        --       --    92.89%
Since Inception       59.02%    60.52%   63.54%  194.30%

OBJECTIVE
Evergreen American Retirement Fund seeks to preserve capital while also earning steady current income and achieving long-term captial growth.

STRATEGY
The Fund generally invests in a balanced mix of corporate bonds, U.S. Government or agency obligations, dividend-paying stocks, preferred stocks and convertibles. Generally, at least half of the bonds in the portfolio are U.S. Government or agency securities. The remainder are upper-medium or high-quality corporate bonds.

PORTFOLIO CHARACTERISTICS
Total Net Assets                                    $184 million
Number of issues                                             196
Number of industries                                          26
Average Duration                                      2.28 years

PORTFOLIO MANAGEMENT TEAM
Irene D. O'Neill and Natalie Kucharski

LONG-TERM GROWTH

(Chart appears here with the following plot points.)

Growth of an investment in
Evergreen American Retirement Fund, Class A

		1/95	9/95	3/96	9/96	3/97	9/97

Dividend
Reinvestment	0	11362	12294	12740	13390	15902

Initial
Investment	9525	10998	11676	11908	12266	14310




A $10,000 investment in Evergreen American Retirement Fund, Class A made on January 3, 1995 with all distributions reinvested was worth $15,902 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

TOP 10 HOLDINGS                AS A PERCENTAGE OF NET ASSETS
EQUITY HOLDINGS:
Proffitt's, Inc.                                        1.1%
Corning, Inc.-- Conv. Preferred 6.00% MIPS              1.1%
Hardinge Brothers, Inc.                                 1.0%
WBK Strypes Trust-- Conv. Preferred 10% 11/15/00        1.0%
Tomkins Plc, ADR                                        1.0%
BOND HOLDINGS:
Federal National Mortgage Association 7.28% 5/23/07     1.7%
Federal Home Loan Bank 6.715% 4/9/03                    1.6%
Federal Home Loan Bank 8.00% 1/10/12                    1.6%
Federal Home Loan Mortgage Corp. 7.585% 9/19/06         1.1%
Federal Home Loan Mortgage Corp. 7.865% 8/8/11          1.1%

INDUSTRY ALLOCATION          AS A PERCENTAGE OF NET ASSETS
EQUITY HOLDINGS:
Banks                                                   9.4%
Energy                                                  5.8%
Finance & Insurance                                     5.6%
Utilities-- Electric                                    5.3%
Publishing, Broadcasting & Entertainment                4.1%
BOND HOLDINGS:
Government Agency Notes & Bonds                        24.1%
Finance & Insurance                                     1.1%
Treasury Notes & Bonds                                  0.9%
Banks                                                   0.6%
Telecommunications Services & Equipment                 0.5%

                                    EVERGREEN                   (Photo of eagle
                             AMERICAN RETIREMENT FUND             appears here)

                          PORTFOLIO MANAGER INTERVIEW

(Photo of               HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?
Irene D. O'Neill
appears here)

                     We think the Fund performed very well. For the six month
                     period that ended on September 30, 1997, Class A Shares
IRENE D. O'NEILL     had a total return of 18.77%, Class B Shares had a total
TENURE: MARCH 1988   return of 18.34%, Class C Shares had a total return of
18.30% and Class Y Shares had a total return of 18.92%. These returns are before deduction of any sales charges, if applicable.
  We think these were strong performance figures. The Fund has a conservative objective: to preserve capital, produce income, and provide some growth.

 ASSET ALLOCATION
 AS A PERCENTAGE OF NET ASSETS

(Pie graph appears here with the following plot points.)

Convertible Debentures 10.0%
Convertible Preferred Stocks 13.8%
U.S. Government and Agency Obligations 25.0%
Cash and other 2.5%
Corporate Bonds 2.2%
Preferred Stocks 0.7%
Common Stocks 45.8%

HOW WOULD YOU DESCRIBE YOUR STRATEGY DURING THE PERIOD?

In managing the Fund, we try to be defensive to protect investors' principal and reduce price fluctuations. The basic philosophy is to try to participate in the growth of the equity markets without taking too much risk. The Evergreen American Retirement Fund is a balanced fund and therefore owns a combination of common stocks, convertible securities and fixed income securities. At the end of the period, we had 45.8% of net assets invested in common stocks. We also placed an increased emphasis on convertible securities-- both convertible preferred stock and convertible debt-- during the period. I call this a "defensive growth" strategy that gave us some of the growth characteristics of stocks, but with more income. At the end of the period, convertible preferreds accounted for 13.8% of net assets and convertible bonds accounted for 10.0%.
  The bond portion of the portfolio, excluding convertible debt, accounted for 27.2% of net assets. By far, the largest concentration was in U.S. Government agency bonds, which together accounted for 25% of net assets. We believed that government agency securities offered most of the income of corporate bonds, but with less risk.
  In our stock selections, we tend to buy stocks that pay yields above the yield of the overall stock market, as measured by the S&P 500.
  In bonds, we must buy securities rated A or higher, so we remain with the higher quality segment of the fixed income market. We have been conservative in our bond investments, with an average weighted maturity of 3.01 years.

WHAT AREAS HELPED CONTRIBUTE TO THE PERFORMANCE?

The emphasis on convertible securities certainly helped. In our equity and convertible security investments, we also emphasized investments in consolidating industries and in companies that are restructuring.
  One of the best performing areas for the Fund was the oil drilling industry. Two of the best performing securities were convertible bonds in Key Energy Group, which were up 125% for the six months, and Nabors Industries, up 76% for the period. Both these

(Photo of eagle                      EVERGREEN
appears here)                AMERICAN RETIREMENT FUND

companies benefited from the accelerated pace of oil drilling which is occurring because of both increased energy demand and the development of new technologies that increase the efficiency of drilling operations. In addition, both companies have been acquiring smaller companies, and realizing the benefits of consolidation.
  Another industry that helped the Fund was the cement industry. This industry has seen very little capital investment in recent years because of the slump in the late 1980s and early 1990s. Now, commercial construction is picking up, residential building remains strong and government infrastructure projects also are increasing. Two convertible preferred stocks that performed particularly well for the Fund were Southdown, Inc. and Medusa Corp.
  A third industry that performed well was the retailing industry. One company that stands out was Proffitt's, Inc., a retailer in the Southeast and Midwest, which has been acquiring smaller competitors. Rapid earnings growth is resulting from the consolidation of back office and merchandising operations. This also was an example of a convertible preferred stock that performed well.

WHY HAVE INVESTMENTS IN CONSOLIDATING INDUSTRIES REPRESENTED SUCH GOOD OPPORTUNITIES?

In the 1980s, it was often possible for companies to grow their profits by raising prices. With relatively low inflation, this is not an option now. Now, companies have found that they can grow their revenues by acquisitions, then increase earnings by reducing overhead and improving operating efficiencies.
  Industries that are undergoing consolidation are often those that historically have been fragmented. Now, we are seeing the emergence of a few dominant companies that are able to buy up smaller competitors, reduce operating costs, improve operating margins and grow earnings. We have witnessed this in the oil drilling and retail industries, which we have mentioned. Another example is the radio broadcasting industry, where a number of convertible securities have been very strong performers. One example is the Fund's investment in Chancellor Media Corp. (formerly Evergreen Media), which has had a total return of 68% during the six months.

WHAT OTHER TYPES OF COMPANIES DO YOU FIND ATTRACTIVE?

Historically, we have always looked for companies undergoing restructuring. A good example is the Fund's investment in Dana Corp., an automobile parts manufacturer and supplier. Management is in the process of selling off a group of businesses, which had not been performing well, and using the proceeds to acquire other companies in its core, auto parts business. This is an example of a company that in the past did not have fast-growing earnings. As a result of aggressive management actions, the company has been able to improve its earnings growth power, and its stock performance has improved. We often look for some catalyst for change in a company that makes it more attractive than it may have been in the past.

WHAT IS YOUR OUTLOOK?

We don't think the stock market will continue to go up 30% every year, and there is some risk of a pick-up of inflation, particularly because of the tight job market. However, we think the Federal Reserve Board will move aggressively if there is any sign of inflation.
  In general, we are optimistic, although when stock prices are relatively high, as they have been, there is always the chance of market corrections and volatility. Indeed, we saw significant volatility in the market in late October, after the end of the fiscal period.
  We are maintaining our conservative strategy, and we expect to continue to see investment opportunities.

                                    EVERGREEN       (Photo of scales of justice
                                  BALANCED FUND                   appears here)

                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                     CLASS A   CLASS B  CLASS C  CLASS Y
INCEPTION DATE        6/6/91   1/26/93  9/2/94    4/1/91
1-YEAR PERFORMANCE
1 year w/o sales
  charge              24.38%    23.46%   23.69%    24.73%
1 year w/sales
  charge              18.47%    18.46%   22.69%    24.73%
6 month dividends
  per share           $0.25     $0.20    $0.20     $0.27
6 month capital
  gains per share     $0.85     $0.85    $0.85     $0.85

AVERAGE ANNUAL RETURNS
3 years               16.00%    16.28%   16.92%    18.20%
5 years               11.72%       --       --     13.10%
Since Inception       12.36%    11.84%   15.47%    13.11%

CUMULATIVE RETURNS
3 years               56.07%    57.22%   59.83%    65.14%
5 years               74.01%       --       --     85.10%
Since Inception      108.96%    68.86%   55.78%   122.93%

OBJECTIVE
Evergreen Balanced Fund seeks long-term total return through capital appreciation, dividends, and interest income.

STRATEGY
The Fund offers a systematic and disciplined approach to establish investment exposure in both the stock and bond markets. The basis of this approach is founded in the belief that stocks provide the greatest long-term growth opportunities while bonds provide income and less risk to principal.

PORTFOLIO CHARACTERISTICS
Total Net Assets                                 $986 million
Number of issues                                           91
Number of industries                                       23
Average Duration                                   5.47 years

LONG-TERM GROWTH

(Chart appears here with the following plot points.)

Growth of an investment in
Evergreen Balanced Fund, Class A

		6/91	3/92	3/93	3/94	3/95	3/96	3/97	7/97

Dividend
Reinvestment	0	10629	12191	12571	13476	16292	17859	20896


Initial
Investment	9525	10163	11163	11078	11230	12611	12259	13268


A $10,000 investment in Evergreen Balanced Fund, Class A made on June 10, 1991 with all distributions reinvested was worth $20,896 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

TOP 10 HOLDINGS                AS A PERCENTAGE OF NET ASSETS
TOP EQUITY HOLDINGS

General Electric Co.                                     2.1%
Bristol-Myers Squibb Co.                                 1.8%
Texaco, Inc.                                             1.6%
Compaq Computer                                          1.5%
CUC International, Inc.                                  1.4%
TOP BOND HOLDINGS
U.S. Treasury Notes, 9.125%, 5/15/99                     6.3%
U.S. Treasury Notes, 8.125%, 2/15/98                     4.8%
U.S. Treasury Bonds, 6.375%, 8/15/27                     4.0%
U.S. Treasury Bonds, 8.875%, 8/15/17                     2.7%
U.S. Treasury Bonds, 8.75%, 5/15/17                      2.5%

INDUSTRY ALLOCATION          AS A PERCENTAGE OF NET ASSETS
INDUSTRY ALLOCATION-- EQUITY

Healthcare Products & Services                           8.8%
Information Services & Technology                        5.8%
Energy                                                   4.9%
Banks                                                    4.9%
Consumer Products & Services                             4.0%
INDUSTRY ALLOCATION-- BONDS
Treasury Notes & Bonds                                  32.4%
Finance & Insurance                                      2.5%
Industrial Specialty Products & Services                 2.0%
Banks                                                    1.9%
Government Agency Notes & Bonds                          1.6%

(Photo of scales of justice        EVERGREEN
appears here)                    BALANCED FUND

                          PORTFOLIO MANAGER INTERVIEW

(Photo of               HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
Dean Hawes
appears here)           For the six-month period ended September 30, 1997, the
                        Fund's Class A shares had a total return of 17.01%,
                        Class B shares had a total return of 16.55%, Class C
DEAN HAWES              shares had a total return of 16.73%, and Class Y shares
TENURE: JUNE 1991       had a total return of 17.17%. These returns are before
deduction of any sales charge, if applicable. In comparison, the S&P 500 Index, an unmanaged index generally representative of the domestic stock market, returned 26.24% and the Lehman Brothers Government/Corporate Bond Index returned 7.27% during the same period.

HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE PAST SIX MONTHS?

The investment climate was extremely favorable for both equity and fixed income investors. A powerful backdrop of moderate economic growth, low interest rates and benign inflation continued to fuel corporate earnings growth. In response to these positive signals, the Federal Reserve Board affirmed their confidence in the economy by leaving interest rates unchanged during the six-month period. Lack of inflationary pressure resulted in a decline in interest rates during August and September, spurring a strong rally in the bond market.
  Conversely, the stock market witnessed a transition during the six-month period. Unlike the first quarter of 1997, the subsequent months were characterized by a much broader market advance in which small and mid cap companies, which had struggled early in the year, outperformed their large cap counterparts. Investors witnessed a market environment in which fundamentals and earnings growth, rather than size and liquidity, drove stock prices.



 ASSET ALLOCATION
 AS A PERCENTAGE OF NET ASSETS

(Pie graph appears here with the following plot points.)

U.S. Government and Agency Obligations 34.0%
Cash and other 5.4%
Corporate Bonds 10.9%
Common Stocks 49.7%

HOW WAS THE BOND PORTION OF THE PORTFOLIO MANAGED DURING THE PERIOD?

Strong performance within the fixed income portion of the portfolio can be attributed to a series of timely duration adjustments as interest rates fluctuated rather dramatically. Duration measures the sensitivity of bonds and bond fund prices to changes in interest rates. A shorter duration bond fund is less subject to price risk. At the beginning of the period, our duration model indicated that the market's momentum had shifted and that a duration shift was warranted. We responded by increasing duration from 93.8% of our benchmark's duration (the Lehman Brothers Government/Corporate Index) to 108% by June 30. In response to a changing market environment, we shortened the portfolio's duration in August, reflecting our concerns about pending economic releases and their effect on the market. In our final strategic adjustment, we modestly extended duration in early September by purchasing 30-year Treasuries, and at the end of this reporting period on September 30, we stood at 5.47 years, or 106.6% of our benchmark.

WHAT HAS BEEN THE STRATEGY WITHIN THE EQUITY PORTION OF THE PORTFOLIO?

We maintained a strategy of investing in high quality companies that we believe have above-average, long-term growth prospects. More specifically, we emphasized

                                    EVERGREEN      (Photo of scales of justice
                                  BALANCED FUND                  appears here)

companies that exhibit industry dominance, proven management and solid revenue growth. These types of companies, such as Compaq Computer Corp. and Microsoft Corp., have provided our investors with very attractive long-term returns. In addition, we maintained a strong sector weighting in areas which we believe have the best growth rates. For example, we currently favor industries benefiting from consolidation, changing demographics, and rising productivity.

WHAT SECTORS DID YOU FAVOR DURING THIS PERIOD?

We have maintained a strong emphasis in the healthcare, technology, and energy sectors due to the extremely positive fundamentals within those industries. Our technology weighting increased during the third quarter due to several new additions as well as exceptional price appreciation of the portfolio's existing technology holdings. "Corporate America's" quest for increased productivity via technology remains unabated, and was reflected in the group's price performance during the period. While we are cognizant of the inherent price volatility within the technology sector, we do believe that identifying and owning dominant companies will be most rewarding to investors. The search for business solutions and productivity enhancement will be increasingly centered around technology.
  For different, but equally valid, reasons the portfolio's healthcare weighting was increased. Demographics strongly favor the healthcare industry as seventy-six million baby-boomers march from middle-age toward retirement. Subsequently, demand for drug, medical, and healthcare products are expected to significantly increase in years to come. Bristol-Myers Squibb Co., Pfizer Inc., and Johnson & Johnson are three of the market leaders within this sector that are well positioned to benefit from the long-term "Graying of America" theme.
  Although we have maintained a slight overweighting in the energy sector, our emphasis is away from those companies whose price performance is most directly linked to crude oil prices, such as Diamond Offshores Drilling, Inc. and Reading & Bates Corp., both of which are engaged in the contract drilling of offshore oil and gas wells.

WERE THERE ANY OTHER NOTEWORTHY CHANGES TO THE PORTFOLIO?

In addition to the duration adjustments within the fixed income portfolio, we made some significant additions and deletions to our equity holdings. The Fund's exposure to utilities, an area which lagged in performance, was reduced from 5.2% to 2.7% during the third quarter. Within the telecommunications area, we sold our position in Bell Atlantic Corp., as strong performance in 1997 from a proposed merger with NYNEX allowed us to achieve our price target and lock in solid gains. We also liquidated Norfolk & Southern Corp., a freight railroad company which has enjoyed substantial appreciation. Conversely, we added Aluminum Co. of America, a company we feel is well positioned to take advantage of the low inventory levels and overall strong fundamental outlook within the aluminum industry.

WHAT IS YOUR OUTLOOK?

The exceptional performance by equities over the past couple of years can be attributed, in part, to a strong fundamental backdrop which has fueled corporate earnings growth. Going forward, we will maintain a focus on companies which are benefiting from positive economic fundamentals, experiencing solid revenue growth, and are the more dominant players within their industry. It should be cautioned, however, that the market's rapid advance had significantly increased stock valuations. While a market setback, or intermediate correction, is overdue, we do not believe that the end of this current bull market cycle is imminent. Although painful in the short term, a 10% to 15% market correction would be viewed as a buying opportunity, not as a signal to reduce equity exposure.

(Photo of brick wall                EVERGREEN
and stars appears here)          FOUNDATION FUND

                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                           CLASS A  CLASS B  CLASS C  CLASS Y
INCEPTION DATE             1/3/95   1/3/95   1/3/95   1/2/90
1-YEAR PERFORMANCE
1 year w/o sales
  charge                   30.14%   29.22%   29.23%   30.42%
1 year w/sales charge      23.96%   24.22%   28.23%   30.42%
6 month dividends per
  share                    $0.23    $0.17    $0.17    $0.25
6 month capital gains
  per share                $0.16    $0.16    $0.16    $0.16

AVERAGE ANNUAL RETURNS
3 years                       --       --       --    20.57%
5 years                       --       --       --    16.49%
Since Inception            20.30%   20.74%   21.46%   17.52%

CUMULATIVE RETURNS
3 years                       --       --       --    75.26%
5 years                       --       --       --    14.55%
Since Inception            66.08%   67.75%   70.53%  249.47%

OBJECTIVE
Evergreen Foundation Fund seeks reasonable income, preservation of capital and growth.

STRATEGY
The Fund invests in a diversified portfolio of common and preferred stocks, as well as convertible and fixed income securities. The stocks in the portfolio are chosen for their potential for captial appreciation and current income. The bonds, which are of investment grade, are managed to take advantage of changes in interest rates. The Fund's Adviser varies the allocation of the portfolio to take advantage of changing economic conditions and market opportunities.

PORTFOLIO CHARACTERISTICS
Total Net Assets                              $2,134 billion
Number of issues                                         306
Number of industries                                      26
Average Duration                                  8.34 years

LONG-TERM GROWTH

(Chart appears here with the following plot points.)

Growth of an investment in
Evergreen Foundation Fund, Class A


		1/95	3/95	9/95	3/96	9/96	3/97	9/97

Dividend
Reinvestment	0	10180	11742	12166	12761	13727	16608

Initial
Investment	9525	10061	11326	11442	11800	12770	14703


A $10,000 investment in Evergreen Foundation Fund, Class A made on January 3, 1995 with all distributions reinvested was worth $16,608 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

TOP 10 HOLDINGS                AS A PERCENTAGE OF NET ASSETS

EQUITY:
Intel Corp.                                             3.4%
Hewlett-Packard Co.                                     1.7%
General Electric Co.                                    1.6%
BankBoston Corp.                                        1.6%
Du Pont (E.I.) De Nemours & Co.                         1.6%
BONDS:

U.S. Treasury Bond 6.25% 8/15/23                        7.7%
U.S. Treasury Bond 7.125% 2/15/23                       6.3%
U.S. Treasury Bond 8.125% 8/15/19                       2.8%
U.S. Treasury Bond 7.25% 5/15/16                        2.5%
U.S. Treasury Bond 6.75% 8/15/26                        1.8%

INDUSTRY ALLOCATION          AS A PERCENTAGE OF NET ASSETS

EQUITY:
Finance & Insurance                                     9.7%
Information Services & Technology                       6.8%
Real Estate                                             6.4%
Healthcare Products & Services                          6.2%
Banks                                                   5.7%
BONDS:
Treasury Notes & Bonds                                 27.6%
Government Agency Notes & Bonds                         0.9%

                                    EVERGREEN          (Photo of brick wall and
                                 FOUNDATION FUND            stars appears here)

                          PORTFOLIO MANAGER INTERVIEW

(Photo of Stephen A.    HOW DID THE FUND PERFORM DURING THE SIX MONTHS?
Lieber appears here)
                        We are pleased to report that the Foundation Fund's Y
                        Class Shares had a total return of 21.10% for the six
                        month period ending September 30, 1997. For the 12
STEPHEN A. LIEBER       months, the Y Class Shares had a total return of 30.42%,
TENURE: JANUARY 1990    placing it 18th of 333 funds, or in the top 5%, in the
Balanced Fund Category, according to Lipper Analytical Services, Inc.,1 an independent monitor of mutual fund performance. The Y Share Class is the top-performing balanced fund since its inception in January 1990, out of 58 Balanced Funds ranked by Lipper.

WHAT CONTRIBUTED TO THIS STRONG PERFORMANCE?

The equity holdings of the Fund continue to power performance. To illustrate, for the six months, the equity performance returned 29.96%. The fixed income portion of the portfolio provided an 11.27% return. Many of this highly diversified Fund's equity positions had very good returns, helping the performance. More than 30 equity positions had returns of more than 50% for the six months. The top performers were: Halter Marine Group, Inc., up 146.0%, Caliber System, Inc., up 104.3%; Trinity Industries, Inc., which had a return of 99.7%; Reading & Bates Corp., which returned 84.9%; and John Alden Financial Corp. up 84.8%. The Fund's real estate-related and financial stocks performed especially well during the period.

HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE PERIOD?

The 12 month period ended September 30, 1997, witnessed a continuation of a remarkable rally in the stock market and impressive real returns, after inflation, in the bond market. The strength of the markets has been built upon long-term factors, including: the gradual disinflation of the 1980's and 1990's; correspondingly falling interest rates; declining unemployment; the strong dollar which has attracted foreign investors; and corporate profits growing at roughly twice the Gross Domestic Product growth rate. The strong performance in the stock market, in particular, has encouraged public confidence in the market and helped to sustain record flows from personal and 401(k) assets into common stocks.

WHAT INVESTMENT STRATEGIES WERE EMPLOYED DURING THE PERIOD?

We continued the long-term strategies that have worked well for the Evergreen Foundation Fund. Major new commitments were made in stocks, especially during periods of market weakness, such as the August market decline. Among the large new equity commitments was CitiCorp, a major international bank. This investment was an example of Evergreen's "value timing" strategy, in which we try to take advantage of intrinsic values notwithstanding market weakness. Other examples of positions we either added to or initiated because of market weakness were the stocks of American Home Products Corp., Boeing Co., New York St. Electric & Gas Corp. and Chubb Corp.
  The Fund also continues to look for opportunities among potential merger and acquisition candidates. During the first nine months of 1997, merger and acquisition activity affected 15 portfolio companies, either through announcements or completed transactions. One pending acquisition, is that of Barnett Banks, Inc., by NationsBank Corp. As of September 30, 1997, the Fund's position in Barnett Banks realized a 113.5% gain for the fiscal year.

1 Lipper Analytical Services, Inc. is an independent mutual fund rating company.
  The rankings are based on total return and do not include the effect of a sales charge. Class A, B, and C shares ranked 24, 31, and 30 out of 333 Balanced Funds for the one year period ending September 30, 1997. Class Y shares ranked number 10 out of 94 funds in the category for the five year period ending September 30, 1997.

(Photo of brick wall                EVERGREEN
and stars appears here)          FOUNDATION FUND

ASSET ALLOCATION
AS A PERCENTAGE OF NET ASSETS

(Pie graph appears here with the following plot points.)

U.S. Government and Agency Obligations 28.5%
Cash and other 10.5%
Convertible Preferred Stocks 0.7%
Convertible Debentures 0.4%
Common Stocks 59.9%

HOW WOULD YOU DESCRIBE THE FIXED INCOME STRATEGY OF THE FUND?

One of the reasons we chose the name "Evergreen Foundation Fund" is that we wanted a fund meant to be the foundation of a portfolio. If you want to build the foundation of a portfolio, you put something very solid at the base. We chose United States Government Bonds. The Foundation Fund has only the highest quality bonds. As of September 30, 1997, the asset allocation was 61.0% of net assets in equities, 10.5% in cash and cash equivalents, and 28.5% in government bonds. At the close of the period, the average weighted maturity of the bonds was a relatively long 17.35 years, and average duration was 8.34 years.
  We invest in government bonds as part of the asset allocation decision, with a reduced allocation when we expect interest rates to rise and bond prices to decline, and an increased allocation when we expect interest rates to decline and bond prices to rise. This strategy is intended both to provide income from the bonds and to give the Fund the opportunity for capital appreciation in the interest rate cycle.

WHAT IS YOUR OUTLOOK?

Our research and portfolio management is dedicated to carefully selecting investments based on a detailed appraisal of the opportunities and risk in individual industries and sectors, and a thorough analysis of the dynamics of individual companies. This is our challenge looking toward the future.

                                                                (Photo of brick
                                    EVERGREEN              wall and dollar sign
                          TAX STRATEGIC FOUNDATION FUND           appears here)
--------------------------------------------------------------------------------

                                FUND-AT-A-GLANCE
                            As of September 30, 1997

                             CLASS A  CLASS B  CLASS C  CLASS Y
INCEPTION DATE               1/17/95  1/6/95   3/3/95   11/2/93
---------------------------------------------------------------
1-YEAR PERFORMANCE
1 year w/o sales
  charge                     24.73%   23.95%   23.93%   25.14%
1 year w/sales charge        18.81%   18.95%   22.93%   25.14%
6 month dividends per share  $0.15    $0.10    $0.10    $0.18
6 month capital gains
  per share                  $0.10    $0.10    $0.10    $0.10

AVERAGE ANNUAL RETURNS
3 years                         --       --       --    20.51%
Since Inception              19.09%   19.99%   20.40%   17.02%

CUMULATIVE RETURNS
3 years                         --       --       --    75.00%
Since Inception              60.45%   64.68%   61.56%   85.04%

OBJECTIVE
------------------------------------------------------------
Evergreen Tax Strategic Foundation Fund seeks to maximize an investor's after-tax total return, which consists of current income and growth of capital.

STRATEGY
------------------------------------------------------------
The Fund is designed for investors seeking to reduce taxes but looking for greather growth potential than municipal bonds alone offer. The Fund's bond portion is invested in municipal bonds, which are exempt from federal income taxes, and are of high and upper-medium quality. The stocks in the portfolio are chosen for their potential for growth and above-average yields. The Fund utilizes various strategies in equities to obtain the most tax advantage, such as: investing as much as 80% of its stock portfolio in companies that buy back their own stock, rather than pay out taxable dividends, and balancing losses with gains to reduce taxes on Fund distributions.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Total Net Assets:                               $165 million
Number of issues:                                        209
Number of industries:                                     21
Average Duration                                  7.06 years

PORTFOLIO MANAGEMENT TEAM
------------------------------------------------------------
Stephen A. Lieber, James Colby III, and Gary Buesser

LONG-TERM GROWTH

(Chart appears here with the following plot points.)

Growth of an investment in
Evergreen Tax Strategic Fund, Class A


		1/95	3/95	9/95	3/96	9/96	3/97	9/97

Dividend
Reinvestment	0	10180	11742	12166	12761	13727	16608

Initial
Investment	9525	10061	11326	11442	11800	12770	14703



A $10,000 investment in Evergreen Tax Strategic Fund, Class A made on January 17, 1995 with all distributions reinvested was worth $16,045 on September 30, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

TOP 10 HOLDINGS                AS A PERCENTAGE OF NET ASSETS
------------------------------------------------------------
EQUITY:
------------------------------------------------------------
Intel Corp.                                             1.3%
WBK Trust, 10.0% STRYPES                                1.2%
American Home Products Corp.                            1.1%
BankBoston Corp.                                        1.0%
First Empire State Corp.                                1.0%
BONDS:

-----------------------------------------------------------
Pennsylvania Intergovernmental Coop. 6.80% 6/15/12;
  7.00% 6/15/14                                         2.3%
Pennsylvania Tpke Comm RB Ser. J 7.15% 12/1/11          2.1%
Massachusetts Go. Prerefunded Ser. B 6.50% 8/1/11       1.6%
Hanover Cnty Indl Dev. Auth. Ser. 1995 6.38% 8/15/18    1.4%
Metro. Pier & Exposition Auth. 6.50%, 6/15/07           1.4%

INDUSTRY ALLOCATION          AS A PERCENTAGE OF NET ASSETS
-----------------------------------------------------------
EQUITY:
-----------------------------------------------------------
Banks                                                   7.3%
Real Estate                                             6.8%
Finance & Insurance                                     6.6%
Healthcare Products & Services                          3.7%
Electrical Equipment & Services                         3.5%
MUNICIPAL OBLIGATIONS:
-----------------------------------------------------------
Prerefunded                                            20.7%
Housing                                                 5.2%
Toll Roads                                              4.3%
Water/Sewer                                             4.0%
Electrical Power                                        3.7%

(Photo of brick
wall and dollar sign                 EVERGREEN
appears here)               TAX STRATEGIC FOUNDATION FUND
--------------------------------------------------------------------------------

                          PORTFOLIO MANAGER INTERVIEW

(Photo of Stephen A.    HOW DID THE FUND PERFORM DURING THE SIX MONTHS?
Lieber appears here)
                        For the six month period that ended on September 30,
                        1997, for example, the total return of the Fund's Y
                        Class Shares was 16.02%. For the year it was 25.14%.
                        This continued the strong record of the Fund. Average
STEPHEN A. LIEBER       annual return of the Y Class Shares since inception
TENURE: NOVEMBER 1993   in November 1993 has been 17.02%.
  During the six months, the Fund's other classes had parallel performance. The Fund's A Class Shares had a total return of 15.83%, B Class Shares had a total return of 15.46%, and C Class Shares had a total return of 15.49%.
WHAT CONTRIBUTED TO THIS PERFORMANCE?

The equity holdings of the Fund continue to power performance. To illustrate, for the six months, the equity performance returned 31.81%. The fixed income portion of the portfolio provided a 6.97% return. For the last 12 months, equities provided a 50.2% gain, and fixed income provided an 8.9% gain. More than 20 different equity holdings had total returns greater than 40% during the six months that ended on September 30.

TOP FIVE EQUITY PERFORMERS:
-----------------------------------------------------------
MacDermid, Inc.                                     +132.2%
Southern Electronics Corp.                          +110.3%
Furon Co.                                            +92.6%
Continental Homes Holding Co.                        +74.1%
FPIC Insurance Group, Inc.                           +72.1%

WHAT INVESTMENT THEMES HELPED THIS STRONG EQUITY PERFORMANCE?

Merger and acquisition events provided significant gains from stocks that we purchased when we believed they were undervalued. Rhone-Poulenc Rorer, Inc., received an acquisition offer from its parent, Rhone-Poulenc, S.A. The Fund's holding in Rhone-Poulenc Rorer, Inc. had a gain of 34.0% during the fiscal year ended September 30, 1997. Barnett Banks, Inc., whose stock was purchased by the Fund in November 1994, received an acquisition offer from NationsBank Corp. The Fund's gain in its Barnett position was 104.4% for the fiscal year.
  The benefits of a broad-ranging investment research effort for value and growth companies continued to be evident in the sustained performance of the Fund's equity portfolio. Among the large new additions to the portfolio are stocks of: Lehman Brothers Holdings, Inc., CitiCorp, Merrill Lynch & Co., Inc., AirNet Systems, Inc., Equity Office Properties Trust, and Pfizer, Inc.

HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE PERIOD?

The 12 month period ended September 30, 1997, witnessed a continuation of a remarkable rally in the stock market and impressive real returns, after inflation, in the bond market. The strength of the markets has been built upon long-term factors, including: the gradual disinflation of the 1980's and 1990's; correspondingly falling interest rates; declining unemployment; the strong dollar which has attracted foreign investors; and corporate profits growing at roughly twice the Gross Domestic Product growth rate. The strong performance in the stock market, in particular, has encouraged public confidence as indicated by record flows from personal and 401(k) assets into common stocks.

                                                           (Photo of brick wall
                                    EVERGREEN                   and dollar sign
                          TAX STRATEGIC FOUNDATION FUND           appears here)
--------------------------------------------------------------------------------

THE FUND HAS AN UNUSUAL OBJECTIVE OF TAX EFFICIENCY, IN ADDITION TO INCOME AND GROWTH. HOW IS IT MANAGED?

The Tax Strategic Foundation Fund is a balanced fund that seeks to be the "foundation" of an investor's portfolio, providing the stability, income and gains potential of highest quality, tax exempt bonds and the capital appreciation potential of stocks, together with tax efficiency. It attempts to provide the most tax-efficient return to investors. It also is a balanced fund, with allocations to stocks, bonds and cash equivalents. As of September 30, 1997, the asset allocation was 55.0% in municipal bonds, 44.5% in equities, and 0.5% in cash equivalents and other assets and liabilities.
  The entire bond allocation is invested in insured or the highest-rated, tax-exempt bonds.
  In stocks, the Fund uses Evergreen's "value timing for growth" strategy. Our goal is to find exceptional growth opportunities with a reduced risk relative to the nature of the opportunity. In our basic stock selection, we are looking for growth opportunities that we consider significantly undervalued and that we believe, ultimately, will be recognized for their value either by the market, their peers or their competitors. The Tax Strategic Foundation Fund emphasizes stocks of companies with low dividends, or in companies with favorable tax treatment of dividends. The fund also invests in companies that have a policy to buy back shares in preference to paying out dividends.



 ASSET ALLOCATION
 AS A PERCENTAGE OF NET ASSETS

(Pie graph appears here with the following plot points.)

Short Term Municipal Obligations 0.5%
Long Term Municipal Obligations 55.0%
Convertible Preferred Stocks 2.0%
Convertible Debentures 0.3%
Common Stocks 42.2%

HOW WAS THE BOND PORTION OF THE PORTFOLIO MANAGED DURING THE PERIOD?

The tax-exempt portfolio remained invested in insured or AAA-rated bonds, generally of long duration, as well as short-term tax exempts used as cash equivalents. At the close of the period, average weighted maturity of the bond portfolio was 13.04 years, and average duration was 7.06 years.
  The cash equivalent portion was very low (0.5%) as we have used it for liquidity purposes for the opportunistic purchase of equities during periods of market weakness, consistent with the "value timing" strategy. This liquidity helped the Fund make sizable purchases in late July and in August during the market decline.

WHAT IS YOUR OUTLOOK?

Our research and portfolio management is dedicated to carefully selecting investments based on a detailed appraisal of the opportunities and risk in individual industries and sectors, and a thorough analysis of the dynamics of individual companies. This is our challenge looking toward the future.

(Photo of eagle                    EVERGREEN
appears here)               AMERICAN RETIREMENT FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                       ENDED                THREE MONTHS          YEAR ENDED
                                                                 SEPTEMBER 30, 1997            ENDED             DECEMBER 31,
                                                                    (UNAUDITED)           MARCH 31, 1997**      1996      1995*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................        $  13.74                $  13.86         $ 12.82    $10.65
                                                                      ---------               ----------       ---------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................            0.25                    0.11            0.45      0.41
Net realized and unrealized gain (loss) on investments........            2.32                   (0.12)           1.12      2.22
                                                                      ---------               ----------       ---------  -------
Total from investment operations..............................            2.57                   (0.01)           1.57      2.63
                                                                      ---------               ----------       ---------  -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................           (0.25)                  (0.11)          (0.42)    (0.46)
Net realized gain on investments..............................           (0.03)                      0           (0.11)        0
                                                                      ---------               ----------       ---------  -------
Total distributions...........................................           (0.28)                  (0.11)          (0.53)    (0.46)
                                                                      ---------               ----------       ---------  -------
NET ASSET VALUE END OF PERIOD.................................        $  16.03                $  13.74         $ 13.86    $12.82
                                                                      ---------               ----------       ---------  -------
Total return+.................................................           18.77%                  (0.09%)         12.46%    24.88%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................            1.36%++                 1.37%++         1.30%     1.37%++
  Total expenses, excluding indirectly paid expenses..........            1.35%++                  N/A             N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................             N/A                    1.68%++         1.33%    10.96%++
  Net investment income.......................................            3.31%++                 3.43%++         3.53%     3.73%++
Portfolio turnover rate.......................................              19%                      9%             16%       49%
Average commission rate paid per share........................        $ 0.0600                $ 0.0606         $0.0619       N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........................        $ 22,569                $ 14,590         $11,116    $1,335

 * For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                                                                     SIX MONTHS
                                                                       ENDED              THREE MONTHS            YEAR ENDED
                                                                 SEPTEMBER 30, 1997          ENDED               DECEMBER 31,
                                                                    (UNAUDITED)         MARCH 31, 1997**        1996      1995*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................        $  13.67              $  13.80           $ 12.80    $10.65
                                                                      ---------             ----------        ---------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................            0.20                  0.09              0.36      0.35
Net realized and unrealized gain (loss) on investments........            2.30                 (0.13)             1.09      2.20
                                                                      ---------             ----------        ---------   -------
Total from investment operations..............................            2.50                 (0.04)             1.45      2.55
                                                                      ---------             ----------        ---------   -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................           (0.19)                (0.09)            (0.34)    (0.40)
Net realized gain on investments..............................           (0.03)                      0             (0.11)        0
                                                                      ---------             ----------        ---------   -------
Total distributions...........................................           (0.22)                (0.09)            (0.45)    (0.40)
                                                                      ---------             ----------        ---------   -------
NET ASSET VALUE END OF PERIOD.................................        $  15.95              $  13.67           $ 13.80    $12.80
                                                                      ---------             ----------        ---------   -------
Total return+.................................................           18.34%                (0.32%)           11.49%    24.09%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................            2.11%++               2.11%++           2.06%     2.12%++
  Total expenses, excluding indirectly paid expenses..........            2.10%++                N/A               N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................             N/A                  2.43%++           2.09%     4.20%++
  Net investment income.......................................            2.56%++               2.68%++           2.79%     2.97%++
Portfolio turnover rate.......................................              19%                      9%               16%       49%
Average commission rate paid per share........................        $ 0.0600              $ 0.0606           $0.0619       N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........................        $120,101              $ 76,791           $57,622    $4,839

 * For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN                   (Photo of eagle
                             AMERICAN RETIREMENT FUND             appears here)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   SIX MONTHS
                                                                     ENDED                THREE MONTHS            YEAR ENDED
                                                               SEPTEMBER 30, 1997            ENDED               DECEMBER 31,
                                                                  (UNAUDITED)           MARCH 31, 1997**        1996      1995*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................      $  13.70                $  13.83           $ 12.81    $10.65
                                                                    ---------               ---------          --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................          0.20                    0.09              0.36      0.36
Net realized and unrealized gain (loss) on investments........          2.30                   (0.13)             1.11      2.19
                                                                    ---------               ---------          --------   -------
Total from investment operations..............................          2.50                   (0.04)             1.47      2.55
                                                                    ---------               ---------          --------   -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................         (0.19)                  (0.09)            (0.34)    (0.39)
Net realized gain on investments..............................         (0.03)                      0             (0.11)        0
                                                                    ---------               ---------          --------   -------
Total distributions...........................................         (0.22)                  (0.09)            (0.45)    (0.39)
                                                                    ---------               ---------          --------   -------
NET ASSET VALUE END OF PERIOD.................................      $  15.98                $  13.70           $ 13.83    $12.81
                                                                    ---------               ---------          --------   -------
Total return+.................................................         18.30%                  (0.32%)           11.63%    24.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................          2.11%++                 2.12%++           2.05%     2.10%++
  Total expenses, excluding indirectly paid expenses..........          2.10%++                  N/A               N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................           N/A                    2.43%++           2.08%   103.52%++
  Net investment income.......................................          2.56%++                 2.65%++           2.80%     2.96%++
Portfolio turnover rate.......................................            19%                      9%               16%       49%
Average commission rate paid per share........................      $ 0.0600                $ 0.0606           $0.0619       N/A
NET ASSETS END OF PERIOD (THOUSANDS)                                $  2,130                $  1,769           $ 1,487    $  110

 * For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of eagle                     EVERGREEN
appears here)               AMERICAN RETIREMENT FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           SIX MONTHS
                                                             ENDED                THREE MONTHS               YEAR ENDED
                                                       SEPTEMBER 30, 1997            ENDED                  DECEMBER 31,
                                                          (UNAUDITED)           MARCH 31, 1997**     1996       1995       1994
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................      $  13.74                $  13.86        $ 12.83    $ 10.67    $ 11.60
                                                            ---------                --------        -------   --------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................          0.29                    0.14           0.48       0.47       0.60
Net realized and unrealized gain (loss) on
  investments.........................................          2.30                   (0.14)          1.10       2.16      (0.93)
                                                            ---------                --------        -------   --------    -------
Total from investment operations......................          2.59                       0           1.58       2.63      (0.33)
                                                            ---------                --------        -------   --------    -------
LESS DISTRIBUTIONS FROM
Net investment income.................................         (0.27)                  (0.12)         (0.44)     (0.47)     (0.60)
Net realized gain on investments......................         (0.03)                      0          (0.11)         0          0
In excess of net realized gain on investments.........             0                       0              0          0          0
                                                            ---------                --------        -------   --------    -------
Total distributions...................................         (0.30)                  (0.12)         (0.55)     (0.47)     (0.60)
                                                            ---------                --------        -------   --------    -------
NET ASSET VALUE END OF PERIOD.........................      $  16.03                $  13.74        $ 13.86    $ 12.83    $ 10.67
                                                            ---------                --------        -------   --------    -------
Total return..........................................         18.92%                  (0.01%)        12.59%     25.06%     (2.86%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................          1.10%+                  1.11%+         1.05%      1.26%      1.28%
  Total expenses, excluding indirectly paid
    expenses..........................................          1.09%+                   N/A            N/A        N/A        N/A
  Total expenses, excluding fee waivers and expense
    reimbursements....................................           N/A                    1.38%+         1.09%       N/A        N/A
  Net investment income...............................          3.55%+                  3.56%+         3.65%      3.96%      5.40%
Portfolio turnover rate...............................            19%                      9%            16%        49%       136%
Average commission rate paid per share................      $ 0.0600                $ 0.0606        $0.0619        N/A        N/A
NET ASSETS END OF PERIOD (THOUSANDS)..................      $ 39,576                $ 37,237        $41,243    $39,327    $37,176

                                                                                    YEAR ENDED DECEMBER 31,
                                                                       1993       1992       1991       1990       1989
CLASS Y SHARES (continued)
NET ASSET VALUE BEGINNING OF PERIOD................................   $ 10.95    $ 10.52    $  9.59    $ 10.41    $ 10.09
                                                                      --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................................      0.56       0.66       0.60       0.60       0.57
Net realized and unrealized gain (loss) on investments.............      0.96       0.55       1.15      (0.66)      0.76
                                                                      --------   --------   --------   --------   --------
Total from investment operations...................................      1.52       1.21       1.75      (0.06)      1.33
                                                                      --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM
Net investment income..............................................     (0.60)     (0.61)     (0.60)     (0.60)     (0.59)
Net realized gain on investments...................................     (0.24)     (0.17)     (0.22)     (0.16)     (0.42)
In excess of net realized gain on investments......................     (0.03)         0          0          0          0
                                                                      --------   --------   --------   --------   --------
Total distributions................................................     (0.87)     (0.78)     (0.82)     (0.76)     (1.01)
                                                                      --------   --------   --------   --------   --------
NET ASSET VALUE END OF PERIOD......................................   $ 11.60    $ 10.95    $ 10.52    $  9.59    $ 10.41
                                                                      --------   --------   --------   --------   --------
Total return.......................................................     14.06%     11.82%     18.79%     (0.47%)    13.42%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...................................................      1.36%      1.51%      1.50%      1.50%      1.88%
  Total expenses, excluding indirectly paid expenses...............       N/A        N/A        N/A        N/A        N/A
  Total expenses, excluding fee waivers and expense
    reimbursements.................................................       N/A       1.59%      1.82%      1.95%      2.03%
  Net investment income............................................      5.13%      6.23%      5.91%      6.04%      5.49%
Portfolio turnover rate............................................        92%       151%        97%        33%       152%
Average commission rate paid per share.............................       N/A        N/A        N/A        N/A        N/A
NET ASSETS END OF PERIOD (THOUSANDS)...............................   $37,336    $23,781    $15,632    $12,351    $11,610


                                                                     1988*(A)
CLASS Y SHARES (continued)
NET ASSET VALUE BEGINNING OF PERIOD................................   $10.00
                                                                      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................................     0.39
Net realized and unrealized gain (loss) on investments.............     0.18
                                                                      -------
Total from investment operations...................................     0.57
                                                                      -------
LESS DISTRIBUTIONS FROM
Net investment income..............................................    (0.36)
Net realized gain on investments...................................    (0.12)
In excess of net realized gain on investments......................        0
                                                                      -------
Total distributions................................................    (0.48)
                                                                      -------
NET ASSET VALUE END OF PERIOD......................................   $10.09
                                                                      -------
Total return.......................................................     5.80%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...................................................     2.00%+
  Total expenses, excluding indirectly paid expenses...............      N/A+
  Total expenses, excluding fee waivers and expense
    reimbursements.................................................      N/A
  Net investment income............................................     5.01%+
Portfolio turnover rate............................................       52%
Average commission rate paid per share.............................      N/A
NET ASSETS END OF PERIOD (THOUSANDS)...............................   $9,449

 * For the period from March 14, 1988 (commencement of class operations) to December 31, 1988.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
 +  Annualized.
(a) Calculated based on average shares outstanding throughout the period.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN       (Photo of scales of justice
                                  BALANCED FUND                   appears here)

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          SIX MONTHS
                                                                            ENDED             THREE MONTHS          YEAR ENDED
                                                                      SEPTEMBER 30, 1997         ENDED             DECEMBER 31,
                                                                         (UNAUDITED)        MARCH 31, 1997**     1996       1995
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD................................        $  12.87             $  12.95        $ 13.12    $ 11.17
                                                                           ---------            ----------      ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................................            0.25                 0.12           0.54       0.51
Net realized and unrealized gain (loss) on investments.............            1.91                (0.08)          0.94       2.40
                                                                           ---------            ----------      ---------  ---------
Total from investment operations...................................            2.16                 0.04           1.48       2.91
                                                                           ---------            ----------      ---------  ---------
LESS DISTRIBUTIONS FROM
Net investment income..............................................           (0.25)               (0.12)         (0.54)     (0.50)
Net realized gain on investments...................................           (0.85)                   0          (1.11)     (0.46)
                                                                           ---------            ----------      ---------  ---------
Total distributions................................................           (1.10)               (0.12)         (1.65)     (0.96)
                                                                           ---------            ----------      ---------  ---------
NET ASSET VALUE END OF PERIOD......................................        $  13.93             $  12.87        $ 12.95    $ 13.12
                                                                           ---------            ----------      ---------  ---------
Total return+......................................................           17.01%                0.25%         11.44%     26.49%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...................................................            0.92%++              0.93%++        0.89%      0.88%
  Total expenses, excluding indirectly paid expenses...............            0.92%++               N/A            N/A        N/A
  Net investment income............................................            3.60%++              3.62%++        3.95%      4.05%
Portfolio turnover rate............................................              61%                  28%            34%        37%
Average commission rate paid per share.............................        $ 0.0594             $ 0.0595        $0.0593        N/A
NET ASSETS END OF PERIOD (THOUSANDS)...............................        $ 46,014             $ 41,429        $43,169    $41,849

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                          1994       1993       1992      1991*
CLASS A SHARES (continued)
NET ASSET VALUE BEGINNING OF PERIOD                                                      $ 12.07    $ 11.41    $ 11.02    $10.00
INCOME FROM INVESTMENT OPERATIONS                                                       ----------  ---------  --------   --------
Net investment income...................................................................    0.43       0.42       0.42      0.30
Net realized and unrealized gain (loss) on investments..................................   (0.71)      0.75       0.43      1.08
                                                                                        ----------   ---------  -------   --------
Total from investment operations........................................................   (0.28)      1.17       0.85      1.38
                                                                                        ----------   ---------  -------   --------
LESS DISTRIBUTIONS FROM
Net investment income...................................................................   (0.43)     (0.42)     (0.42)    (0.35)
Net realized gain on investments........................................................   (0.19)     (0.09)     (0.04)    (0.01)
                                                                                        ----------   ---------  -------   --------
Total distributions.....................................................................   (0.62)     (0.51)     (0.46)    (0.36)
                                                                                        ----------   ---------  -------   --------
NET ASSET VALUE END OF PERIOD                                                            $ 11.17    $ 12.07    $ 11.41    $11.02
                                                                                        ----------   ---------  -------   --------
Total return+...........................................................................   (2.41%)    10.40%      7.94%    14.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................................................    0.89%      0.91%      0.91%     0.92%++
  Total expenses, excluding indirectly paid expenses....................................     N/A        N/A        N/A       N/A
  Net investment income.................................................................    3.69%      3.61%      3.93%     4.38%++
Portfolio turnover rate.................................................................      35%        19%        12%       19%
Average commission rate paid per share..................................................     N/A        N/A        N/A       N/A
NET ASSETS END OF PERIOD (THOUSANDS).................................................... $41,010    $35,032    $17,408    $  334

 * For the period from June 10, 1991 (commencement of class operations) to December 31, 1991.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of scales of justice        EVERGREEN
appears here)                     BALANCED FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           SIX MONTHS
                                             ENDED                THREE MONTHS                         YEAR ENDED
                                       SEPTEMBER 30, 1997            ENDED                            DECEMBER 31,
                                          (UNAUDITED)           MARCH 31, 1997**         1996        1995        1994       1993*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...    $  12.88                $  12.96           $  13.13    $  11.18    $  12.08    $ 11.54
                                          ---------               ----------         ---------   ----------  ---------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................        0.20                    0.10               0.43        0.42        0.36       0.34
Net realized and unrealized gain
  (loss) on investments...............        1.90                   (0.08)              0.95        2.40       (0.71)      0.65
                                          ---------               ----------         ---------   ----------  ---------   --------
Total from investment operations......        2.10                    0.02               1.38        2.82       (0.35)      0.99
                                          ---------               ----------         ---------   ----------  ---------   --------
LESS DISTRIBUTIONS FROM
Net investment income................        (0.20)                  (0.10)             (0.44)      (0.41)      (0.36)     (0.34)
Net realized gain on investments......       (0.85)                      0              (1.11)      (0.46)      (0.19)     (0.09)
In excess of net investment income....           0                       0                  0           0           0      (0.02)
                                          ---------               ----------         ---------   ----------  ---------   --------
Total distributions...................       (1.05)                  (0.10)             (1.55)      (0.87)      (0.55)     (0.45)
                                          ---------               ----------         ---------   ----------  ---------   --------
NET ASSET VALUE END OF PERIOD.........    $  13.93                $  12.88           $  12.96    $  13.13    $  11.18    $ 12.08
                                          ---------               ----------         ---------   ----------  ---------   --------
Total return +........................       16.55%                   0.10%             10.60%      25.55%      (2.99%)     8.72%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................        1.67%++                 1.68%++            1.64%       1.62%       1.48%      1.41%++
  Total expenses, excluding indirectly
    paid expenses.....................        1.67%++                  N/A                N/A         N/A         N/A        N/A
  Net investment income...............        2.85%++                 2.87%++            3.19%       3.30%       3.12%      3.09%++
Portfolio turnover rate...............          61%                     28%                34%         37%         35%        19%
Average commission rate paid per
  share...............................    $ 0.0594                $ 0.0595           $ 0.0593         N/A         N/A        N/A
NET ASSETS END OF PERIOD
  (THOUSANDS).........................    $119,797                $107,347           $109,591    $108,983    $100,052    $65,475

 * For the period from January 26, 1993 (commencement of class operations) to December 31, 1993.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                                                            SIX MONTHS
                                                              ENDED                THREE MONTHS                 YEAR ENDED
                                                        SEPTEMBER 30, 1997            ENDED                    DECEMBER 31,
                                                           (UNAUDITED)           MARCH 31, 1997**        1996       1995     1994*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................     $  12.80                $  12.88           $ 13.11    $11.17    $12.00
                                                          ---------               ---------          ---------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income................................         0.20                    0.10              0.40      0.41      0.18
Net realized and unrealized gain (loss) on
  investments........................................         1.91                   (0.09)             0.93      2.40     (0.61)
                                                          ---------               ---------          ---------  -------   -------
Total from investment operations.....................         2.11                    0.01              1.33      2.81     (0.43)
                                                          ---------               ---------          ---------  -------   -------
LESS DISTRIBUTIONS FROM
Net investment income................................        (0.20)                  (0.09)            (0.45)    (0.41)    (0.21)
Net realized gain on investments.....................        (0.85)                      0             (1.11)    (0.46)    (0.19)
                                                          ---------               ---------          ---------  -------   -------
Total distributions..................................        (1.05)                  (0.09)            (1.56)    (0.87)    (0.40)
                                                          ---------               ---------          ---------  -------   -------
NET ASSET VALUE END OF PERIOD........................     $  13.86                $  12.80           $ 12.88    $13.11    $11.17
                                                          ---------               ---------          ---------  -------   -------
Total return+........................................        16.73%                   0.06%            10.24%    25.48%    (3.58%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................         1.67%++                 1.68%++           1.65%     1.62%     1.64%++
  Total expenses, excluding indirectly paid
    expenses.........................................         1.67%++                  N/A               N/A       N/A       N/A
  Net investment income..............................         2.86%++                 2.92%++           3.19%     3.31%     3.23%++
Portfolio turnover rate..............................           61%                     28%               34%       37%       35%
Average commission rate paid per share...............     $ 0.0594                $ 0.0595           $0.0593       N/A       N/A
NET ASSETS END OF PERIOD (THOUSANDS).................     $    509                $    353           $   355    $  300    $  195

 * For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN       (Photo of scales of justice
                                  BALANCED FUND                   appears here)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          SIX MONTHS
                                                                                            ENDED                THREE MONTHS
                                                                                      SEPTEMBER 30, 1997            ENDED
                                                                                         (UNAUDITED)           MARCH 31, 1997**
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD................................................        $  12.87                $  12.95
                                                                                           ---------               ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................................................            0.27                    0.13
Net realized and unrealized gain (loss) on investments.............................            1.91                   (0.08)
                                                                                           ---------               ---------
Total from investment operations...................................................            2.18                    0.05
                                                                                           ---------               ---------
LESS DISTRIBUTIONS FROM
Net investment income..............................................................           (0.27)                  (0.13)
Net realized gain on investments...................................................           (0.85)                      0
                                                                                           ---------               ---------
Total distributions................................................................           (1.12)                  (0.13)
                                                                                           ---------               ---------
NET ASSET VALUE END OF PERIOD......................................................        $  13.93                $  12.87
                                                                                           ---------               ---------
Total return.......................................................................           17.17%                   0.33%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...................................................................            0.67%+                  0.68%+
  Total expenses, excluding indirectly paid expenses...............................            0.67%+                   N/A
  Net investment income............................................................            3.85%+                  3.87%+
Portfolio turnover rate............................................................              61%                     28%
Average commission rate paid per share.............................................        $ 0.0594                $ 0.0595
NET ASSETS END OF PERIOD (THOUSANDS)...............................................        $819,535                $767,747

                                                                                      YEAR ENDED DECEMBER 31,
                                                                  1996        1995        1994        1993        1992       1991*
CLASS Y SHARES (continued)
NET ASSET VALUE BEGINNING OF PERIOD.......................    $  13.12    $  11.17    $  12.07    $  11.41    $  11.02    $  10.00
                                                              ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................................        0.57        0.54        0.46        0.45        0.46        0.36
Net realized and unrealized gain (loss) on investments....        0.95        2.40       (0.71)       0.75        0.42        1.03
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations..........................        1.52        2.94       (0.25)       1.20        0.88        1.39
                                                              ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS FROM
Net investment income.....................................       (0.58)      (0.53)      (0.46)      (0.45)      (0.45)      (0.36)
Net realized gain on investments..........................       (1.11)      (0.46)      (0.19)      (0.09)      (0.04)      (0.01)
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Total distributions.......................................       (1.69)      (0.99)      (0.65)      (0.54)      (0.49)      (0.37)
                                                              ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE END OF PERIOD.............................    $  12.95    $  13.12    $  11.17    $  12.07    $  11.41    $  11.02
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Total return..............................................       11.72%      26.81%      (2.15%)     10.68%       8.21%      14.22%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................................        0.64%       0.62%       0.64%       0.66%       0.66%       0.68%+
  Total expenses, excluding indirectly paid expenses......         N/A         N/A         N/A         N/A         N/A         N/A
  Net investment income...................................        4.19%       4.30%       3.93%       3.86%       4.20%       4.86%+
Portfolio turnover rate...................................          34%         37%         35%         19%         12%         19%
Average commission rate paid per share....................    $ 0.0593         N/A         N/A         N/A         N/A         N/A
NET ASSETS END OF PERIOD (THOUSANDS)......................    $778,641    $818,137    $778,657    $760,147    $520,232    $247,472

 * For the period from April 1, 1991 (commencement of class operations) to December 31, 1991.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of brick wall                EVERGREEN
and stars appears here)          FOUNDATION FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                       ENDED                THREE MONTHS            YEAR ENDED
                                                                 SEPTEMBER 30, 1997            ENDED               DECEMBER 31,
                                                                    (UNAUDITED)           MARCH 31, 1997**        1996      1995*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................     $  16.00                $  16.13           $ 15.12    $12.24
                                                                   ---------               ---------          --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................         0.23                    0.12              0.50      0.44
Net realized and unrealized gain (loss) on investments........         3.10                   (0.13)             1.16      3.14
                                                                   ---------               ---------          --------   -------
Total from investment operations..............................         3.33                   (0.01)             1.66      3.58
                                                                   ---------               ---------          --------   -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................        (0.23)                  (0.12)            (0.50)    (0.47)
Net realized gain on investments..............................        (0.16)                      0             (0.15)    (0.23)
                                                                   ---------               ---------          --------   -------
Total distributions...........................................        (0.39)                  (0.12)            (0.65)    (0.70)
                                                                   ---------               ---------          --------   -------
NET ASSET VALUE END OF PERIOD.................................     $  18.94                $  16.00           $ 16.13    $15.12
                                                                   ---------               ---------          --------   -------
Total return+.................................................        20.99%                  (0.16%)           11.27%    29.73%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................         1.25%++                 1.25%++           1.24%     1.33%++
  Total expenses, excluding indirectly paid expenses..........         1.25%++                  N/A               N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................          N/A                     N/A               N/A      1.34%++
  Net investment income.......................................         2.60%++                 2.83%++           3.39%     3.73%++
Portfolio turnover rate.......................................            8%                      2%               10%       28%
Average commission rate paid per share........................     $ 0.0658                $ 0.0670           $0.0649       N/A
NET ASSETS END OF PERIOD (MILLIONS)...........................     $    282                $    220           $   206    $  107

 * For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                                                                     SIX MONTHS
                                                                       ENDED                THREE MONTHS            YEAR ENDED
                                                                 SEPTEMBER 30, 1997            ENDED               DECEMBER 31,
                                                                    (UNAUDITED)           MARCH 31, 1997**        1996      1995*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................     $  15.94                $  16.07           $ 15.07    $12.24
                                                                   ---------               ---------          ---------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................         0.16                    0.09              0.40      0.36
Net realized and unrealized gain (loss) on investments........         3.09                   (0.13)             1.15      3.09
                                                                   ---------               ---------          ---------  -------
Total from investment operations..............................         3.25                   (0.04)             1.55      3.45
                                                                   ---------               ---------          ---------  -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................        (0.17)                  (0.09)            (0.40)    (0.39)
Net realized gain on investments..............................        (0.16)                      0             (0.15)    (0.23)
                                                                   ---------               ---------          ---------  -------
Total distributions...........................................        (0.33)                  (0.09)            (0.55)    (0.62)
                                                                   ---------               ---------          ---------  -------
NET ASSET VALUE END OF PERIOD.................................     $  18.86                $  15.94           $ 16.07    $15.07
                                                                   ---------               ---------          ---------  -------
Total return+.................................................        20.51%                  (0.32%)           10.47%    28.68%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................         2.00%++                 2.00%++           1.99%     2.07%++
  Total expenses, excluding indirectly paid expenses..........         2.00%++                  N/A               N/A       N/A
  Net investment income.......................................         1.85%++                 2.07%++           2.64%     2.99%++
Portfolio turnover rate.......................................            8%                      2%               10%       28%
Average commission rate paid per share........................     $ 0.0658                $ 0.0670           $0.0649       N/A
NET ASSETS END OF PERIOD (MILLIONS)...........................     $    840                $    606           $   570    $  296

 * For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN              (Photo of brick wall
                                 FOUNDATION FUND        and stars appears here)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                       ENDED                THREE MONTHS            YEAR ENDED
                                                                 SEPTEMBER 30, 1997            ENDED               DECEMBER 31,
                                                                    (UNAUDITED)           MARCH 31, 1997**        1996      1995*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................     $  15.94                $  16.06           $ 15.07    $12.24
                                                                   ---------               ---------          --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................         0.16                    0.09              0.40      0.34
Net realized and unrealized gain (loss) on investments........         3.09                   (0.13)             1.14      3.09
                                                                   ---------               ---------          --------   --------
Total from investment operations..............................         3.25                   (0.04)             1.54      3.43
                                                                   ---------               ---------          --------   --------
LESS DISTRIBUTIONS FROM
Net investment income.........................................        (0.17)                  (0.08)            (0.40)    (0.37)
Net realized gain on investments..............................        (0.16)                      0             (0.15)    (0.23)
                                                                   ---------               ---------          --------   --------
Total distributions...........................................        (0.33)                  (0.08)            (0.55)    (0.60)
                                                                   ---------               ---------          --------   --------
NET ASSET VALUE END OF PERIOD.................................     $  18.86                $  15.94           $ 16.06    $15.07
                                                                   ---------               ---------          --------   --------
Total return+.................................................        20.51%                  (0.26%)           10.41%    28.49%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................         2.00%++                 2.00%++           1.99%     2.23%++
  Total expenses, excluding indirectly paid expenses..........         2.00%++                  N/A               N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................          N/A                     N/A               N/A      2.37%++
  Net investment income.......................................         1.84%++                 2.07%++           2.64%     2.83%++
Portfolio turnover rate.......................................            8%                      2%               10%       28%
Average commission rate paid per share........................     $ 0.0658                $ 0.0670           $0.0649       N/A
NET ASSETS END OF PERIOD (MILLIONS)                                $     37                $     28           $    27    $   11

 * For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of brick wall               EVERGREEN
and stars appears here)          FOUNDATION FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                       ENDED                THREE MONTHS            YEAR ENDED
                                                                 SEPTEMBER 30, 1997            ENDED               DECEMBER 31,
                                                                    (UNAUDITED)           MARCH 31, 1997**        1996       1995
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................        $  16.02                $  16.14           $ 15.13    $12.27
                                                                     ----------               ----------         --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................            0.25                    0.13              0.54      0.51
Net realized and unrealized gain (loss) on investments........            3.10                   (0.13)             1.16      3.07
                                                                     ----------               ----------         --------   -------
Total from investment operations..............................            3.35                       0              1.70      3.58
                                                                     ----------               ----------         --------   -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................           (0.25)                  (0.12)            (0.54)    (0.49)
Net realized gain on investments..............................           (0.16)                      0             (0.15)    (0.23)
                                                                     ----------               ----------         --------   -------
Total distributions...........................................           (0.41)                  (0.12)            (0.69)    (0.72)
                                                                     ----------               ----------         --------   -------
NET ASSET VALUE END OF PERIOD.................................        $  18.96                $  16.02           $ 16.14    $15.13
                                                                     ----------               ----------         --------   -------
Total return..................................................           21.10%                  (0.02%)           11.53%    29.69%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................            0.99%+                  1.00%+            0.99%     1.07%
  Total expenses, excluding indirectly paid expenses..........            0.99%+                   N/A               N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................             N/A                     N/A               N/A       N/A
  Net investment income.......................................            2.85%+                  3.07%+            3.64%     3.89%
Portfolio turnover rate.......................................               8%                      2%               10%       28%
Average commission rate paid per share........................        $ 0.0658                $ 0.0670           $0.0649       N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........................        $    975                $    802           $   809    $  623

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                1994      1993      1992      1991     1990*
CLASS Y SHARES (continued)
NET ASSET VALUE BEGINNING OF PERIOD.......................................... $13.12    $11.98    $10.75    $ 8.95    $10.00
                                                                              -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................................................   0.42      0.31      0.27      0.33      1.23(a)
Net realized and unrealized gain (loss) on investments.......................  (0.57)     1.55      1.83      2.77     (0.59)
                                                                              -------   -------   -------   -------   -------
Total from investment operations.............................................  (0.15)     1.86      2.10      3.10      0.64
                                                                              -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM
Net investment income........................................................  (0.42)    (0.31)    (0.24)    (0.33)    (1.17)
Net realized gain on investments.............................................  (0.28)    (0.41)    (0.63)    (0.97)    (0.52)
                                                                              -------   -------   -------   -------   -------
Total distributions..........................................................  (0.70)    (0.72)    (0.87)    (1.30)    (1.69)
                                                                              -------   -------   -------   -------   -------
NET ASSET VALUE END OF PERIOD................................................ $12.27    $13.12    $11.98    $10.75    $ 8.95
                                                                              -------   -------   -------   -------   -------
Total return.................................................................  (1.12%)   15.71%    19.99%    36.36%     6.60%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.............................................................   1.14%     1.20%     1.40%     1.20%     0.00%+
  Total expenses, excluding indirectly paid expenses.........................    N/A       N/A       N/A       N/A       N/A
  Total expenses, excluding fee waivers and expense reimbursements...........    N/A       N/A      1.43%     2.58%     3.64%+
  Net investment income......................................................   3.51%     2.81%     2.93%     2.86%    15.07%+(a)
Portfolio turnover rate......................................................     33%       60%      127%      178%      131%
Average commission rate paid per share.......................................    N/A       N/A       N/A       N/A       N/A
NET ASSETS END OF PERIOD (MILLIONS)..........................................   $332      $240     $  64    $   11    $    2

 * For the period from January 2, 1990 (commencement of class operations) to December 31, 1990.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
 +  Annualized.
(a) Includes receipt of a special dividend representing $0.62 per share of net investment income and 7.59% of average net assets.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN                  (Photo of brick wall
                    TAX STRATEGIC FOUNDATION FUND  and dollar sign appears here)

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                     ENDED              THREE MONTHS         YEAR ENDED
                                                               SEPTEMBER 30, 1997          ENDED            DECEMBER 31,
                                                                  (UNAUDITED)        MARCH 31, 1997**    1996      1995*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................  $  13.57            $  13.50           $  12.20    $  10.44
                                                               ----------           ---------          ----------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................     0.16                 0.07                0.27      0.29
Net realized and unrealized gain (loss) on investments........     1.98                 0.06+++             1.59      2.24
                                                               ----------           ---------          ----------  ---------
Total from investment operations..............................     2.14                 0.13                1.86      2.53
                                                               ----------           ---------          ----------  ---------
LESS DISTRIBUTIONS FROM
Net investment income.........................................    (0.15)               (0.06)              (0.28)    (0.31)
Net realized gain on investments..............................    (0.10)                   0               (0.28)    (0.46)
                                                               ----------           ---------          ----------  ---------
Total distributions...........................................    (0.25)               (0.06)              (0.56)    (0.77)
                                                               ----------           ---------          ----------  ---------
NET ASSET VALUE END OF PERIOD.................................  $ 15.46               $ 13.57           $  13.50   $  12.20
                                                               ----------           ---------          ----------  ---------
Total return +................................................    15.83%                 0.98%             15.39%     24.82%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................     1.39%++               1.38%++            1.52%      1.75%++
  Total expenses, excluding indirectly paid expenses..........     1.38%++                N/A                N/A        N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................      N/A                   N/A               1.76%      5.02%++
  Net investment income.......................................     2.29%++               2.30%++            2.39%      2.79%++
Portfolio turnover rate.......................................       35%                   29%                88%       110%
Average commission rate paid per share........................ $ 0.0657              $ 0.0656            $0.0648        N/A
NET ASSETS END OF PERIOD (THOUSANDS).......................... $ 36,943              $ 15,039            $11,166     $2,702

  * For the period from January 17, 1995 (commencement of class operations) to December 31, 1995.
 ** The Fund changed its fiscal year end from December 31 to March 31, effective
    March 31, 1997.
  + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

                                                                     SIX MONTHS
                                                                       ENDED                THREE MONTHS            YEAR ENDED
                                                                 SEPTEMBER 30, 1997            ENDED               DECEMBER 31,
                                                                    (UNAUDITED)           MARCH 31, 1997**        1996      1995*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................    $  13.56                $  13.49           $ 12.19    $10.31
                                                                  ---------               ---------          --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................        0.11                    0.05              0.19      0.22
Net realized and unrealized gain (loss) on investments........        1.98                    0.06+++           1.59      2.37
                                                                  ---------               ---------          --------   -------
Total from investment operations..............................        2.09                    0.11              1.78      2.59
                                                                  ---------               ---------          --------   -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................       (0.10)                  (0.04)            (0.20)    (0.25)
Net realized gain on investments..............................       (0.10)                      0             (0.28)    (0.46)
                                                                  ---------               ---------          --------   -------
Total distributions...........................................       (0.20)                  (0.04)            (0.48)    (0.71)
                                                                  ---------               ---------          --------   -------
NET ASSET VALUE END OF PERIOD.................................    $  15.45                $  13.56           $ 13.49    $12.19
                                                                  ---------               ---------          --------   -------
Total return +................................................       15.46%                   0.84%            14.65%    25.61%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................        2.15%++                 2.14%++           2.27%     2.50%++
  Total expenses, excluding indirectly paid expenses..........        2.14%++                  N/A               N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................         N/A                     N/A              2.51%     3.65%++
  Net investment income.......................................        1.53%++                 1.55%++           1.64%     2.03%++
Portfolio turnover rate.......................................          35%                     29%               88%      110%
Average commission rate paid per share........................    $ 0.0657                $ 0.0656           $0.0648       N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........................    $ 98,086                $ 38,838           $28,007    $6,559

  * For the period from January 6, 1995 (commencement of class operations) to December 31, 1995.
 ** The Fund changed its fiscal year end from December 31 to March 31, effective
    March 31, 1997.
  + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of brick wall                    EVERGREEN
and dollar sign appears here)    TAX STRATEGIC FOUNDATION FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                     ENDED                THREE MONTHS            YEAR ENDED
                                                               SEPTEMBER 30, 1997            ENDED               DECEMBER 31,
                                                                  (UNAUDITED)           MARCH 31, 1997**        1996      1995*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...........................   $  13.53                $  13.47           $ 12.19    $10.69
                                                                 ---------               ---------          ---------  -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................       0.11                    0.06              0.18      0.22
Net realized and unrealized gain (loss) on investments........       1.98                    0.05+++           1.58      1.99
                                                                 ---------               ---------          ---------  -------
Total from investment operations..............................       2.09                    0.11              1.76      2.21
                                                                 ---------               ---------          ---------  -------
LESS DISTRIBUTIONS FROM
Net investment income.........................................      (0.10)                  (0.05)            (0.20)    (0.25)
Net realized gain on investments..............................      (0.10)                      0             (0.28)    (0.46)
                                                                 ---------               ---------          ---------  -------
Total distributions...........................................      (0.20)                  (0.05)            (0.48)    (0.71)
                                                                 ---------               ---------          ---------  -------
NET ASSET VALUE END OF PERIOD.................................   $  15.42                $  13.53           $ 13.47    $12.19
                                                                 ---------               ---------          ---------  -------
Total return +................................................      15.49%                   0.77%            14.54%    21.19%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..............................................       2.15%++                 2.13%++           2.25%     2.50%++
  Total expenses, excluding indirectly paid expenses..........       2.14%++                  N/A               N/A       N/A
  Total expenses, excluding fee waivers and expense
    reimbursements............................................        N/A                     N/A              2.48%    18.91%++
  Net investment income.......................................       1.54%++                 1.55%++           1.64%     2.07%++
Portfolio turnover rate.......................................         35%                     29%               88%      110%
Average commission rate paid per share........................   $ 0.0657                $ 0.0656           $0.0648       N/A
NET ASSETS END OF PERIOD (THOUSANDS)..........................   $ 11,943                $  5,086           $ 4,108    $  496

  * For the period from March 3, 1995 (commencement of class operations) to December 31, 1995.
 ** The Fund changed its fiscal year end from December 31 to March 31, effective
    March 31, 1997.
  + Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                                (Photo of brick
                                    EVERGREEN              wall and dollar sign
                          TAX STRATEGIC FOUNDATION FUND           appears here)

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS
                                                  ENDED                THREE MONTHS                       YEAR ENDED
                                            SEPTEMBER 30, 1997            ENDED                          DECEMBER 31,
                                               (UNAUDITED)           MARCH 31, 1997**        1996       1995       1994      1993*
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......    $  13.61                $  13.54           $ 12.22    $ 10.27    $ 10.31    $10.00
                                              --------                --------           --------   --------   --------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................        0.19                    0.09              0.34       0.35       0.27      0.05
Net realized and unrealized gain (loss) on
  investments.............................        1.98                    0.05++            1.56       2.39       0.08      0.31
                                              --------                --------           --------   --------   --------   ------
Total from investment operations..........        2.17                    0.14              1.90       2.74       0.35      0.36
                                              --------                --------           --------   --------   --------   ------
LESS DISTRIBUTIONS FROM
Net investment income.....................       (0.18)                  (0.07)            (0.30)     (0.33)     (0.27)    (0.05)
Net realized gain on investments..........       (0.10)                      0             (0.28)     (0.46)     (0.12)        0
                                              --------                --------           --------   --------   --------   ------
Total distributions.......................       (0.28)                  (0.07)            (0.58)     (0.79)     (0.39)    (0.05)
                                              --------                --------           --------   --------   --------   ------
NET ASSET VALUE END OF PERIOD.............    $  15.50                $  13.61           $ 13.54    $ 12.22    $ 10.27    $10.31
                                              --------                --------           --------   --------   --------   ------
Total return..............................       16.02%                   1.03%            15.77%     27.30%      3.44%     3.55%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................        1.12%+                  1.13%+            1.30%      1.50%      1.49%     0.00%+
  Total expenses, excluding indirectly
    paid expenses.........................        1.11%+                   N/A               N/A        N/A        N/A       N/A
  Total expenses, excluding fee waivers
    and expense reimbursements............         N/A                     N/A              1.56%      2.23%      2.41%     3.10%+
  Net investment income...................        2.56%+                  2.54%+            2.63%      3.06%      2.87%     3.65%+
Portfolio turnover rate...................          35%                     29%               88%       110%       245%       25%
Average commission rate paid per share....    $ 0.0657                $ 0.0656           $0.0648        N/A        N/A       N/A
NET ASSETS END OF PERIOD (THOUSANDS)......    $ 17,838                $ 15,311           $15,002    $13,485    $10,575    $5,424

 * For the period from November 2, 1993 (commencement of class operations) to December 31, 1993.
** The Fund changed its fiscal year end from December 31 to March 31, effective
   March 31, 1997.
 + Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------
(Photo of eagle                    EVERGREEN
appears here)               AMERICAN RETIREMENT FUND

                            SCHEDULE OF INVESTMENTS
                         September 30, 1997 (Unaudited)

[CAPTION]

  SHARES                                                  VALUE
-------------------------------------------------------------------
COMMON STOCKS-- 45.8%
                    AUTOMOTIVE EQUIPMENT &
                      MANUFACTURING-- 0.8%
     30,000         Dana Corp......................... $  1,481,250
                                                       --------------
                    BANKS-- 7.1%
     40,000         Australia & New Zealand Banking
                      Group Ltd.......................    1,625,000
     29,375         Banc One Corp.....................    1,639,492
     20,000         BancorpSouth, Inc.................      705,000
     20,000         Bank of New York Co., Inc. (The)..      960,000
     16,000         Cape Cod Bank & Trust Co..........      548,000
     13,000         Comerica, Inc.....................    1,026,188
     25,050         Crestar Financial Corp............    1,174,219
     45,000         First Palm Beach Bancorp, Inc.....    1,566,562
      8,000         First Union Corp. **..............      400,500
      5,000         Fleet Financial Group, Inc........      327,813
     53,000         Hibernia Corp. Cl. A..............      901,000
     18,100         Horizon Financial Corp............      290,731
     25,200         Maryland Federal Bancorp, Inc.....    1,190,700
     24,000         Susquehanna Bancshares, Inc.......      738,000
                                                         -----------
                                                         13,093,205
                                                         -----------
                    BUILDING, CONSTRUCTION &
                      FURNISHINGS-- 1.2%
     30,000         Fletcher Challenge Building ADR...      988,125
     13,584         Medusa Corp.......................      646,938
     10,578         Southdown, Inc....................      577,811
                                                          ----------
                                                          2,212,874
                                                          ----------
                    BUSINESS EQUIPMENT & SERVICES--
                      1.6%
     15,000         Dun & Bradstreet Corp. (The)......      425,625
     18,000         Pitney Bowes, Inc.................    1,497,375
     56,000         Reynolds & Reynolds Co. (The),
                      Cl. A...........................    1,088,500
                                                          ----------
                                                          3,011,500
                                                          ----------
                    CHEMICAL & AGRICULTURAL
                      PRODUCTS-- 1.6%
      8,000         Eastman Chemical Co...............      496,000
     11,000         Grace (W.R.) & Co.................      809,875
     17,000         Imperial Chemical Industrial Plc,
                      ADR.............................    1,124,125
     15,600         Stepan Co.........................      416,325
                                                          ----------
                                                          2,846,325
                                                          ----------
                    COMMUNICATION SYSTEMS &
                      SERVICES-- 0.1%
      5,500      *  AirTouch Communications, Inc......      194,906
                                                           ---------
                    CONSUMER PRODUCTS &
                      SERVICES-- 1.0%
     11,000         International Flavors &
                      Fragrances, Inc.................      539,000
     30,000         Jostens, Inc......................      813,750
     16,611         Service Corporation
                      International...................      534,667
                                                          ----------
                                                          1,887,417
                                                          ----------
  SHARES                                                  VALUE
---------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                    DIVERSIFIED COMPANIES-- 1.7%
     10,000         Harris Corp....................... $    457,500
     19,000         Tenneco, Inc......................      909,625
     80,000         Tomkins Plc, ADR..................    1,810,000
                                                          ----------
                                                          3,177,125
                                                          ----------
                    ELECTRICAL EQUIPMENT & SERVICES--
                      1.3%
     15,000         AMP, Inc..........................      803,438
      2,000         Emerson Electric Co...............      115,250
     11,656         Hubbell, Inc......................      539,090
     16,000         Thomas & Betts Corp...............      874,011
                                                          ----------
                                                          2,331,789
                                                          ----------
                    ENERGY-- 4.9%
      8,000         Amoco Corp........................      771,000
      8,000         Atlantic Richfield Co.............      683,500
     60,000         Berry Petroleum Co. Cl. A.........    1,192,500
     15,000         Consolidated Natural Gas Co.......      872,812
     15,400         Exxon Corp........................      986,562
      3,000         Kerr-McGee Corp...................      206,438
     10,000         Mobil Corp........................      740,000
     19,250         Northwest Natural Gas Co..........      495,688
     17,200         Penn Virginia Corp................      512,775
     10,775      *  Seitel, Inc.......................      478,141
     12,000         Texaco, Inc.......................      737,250
     30,000         Williams Companies, Inc. (The)....    1,404,375
                                                          ----------
                                                          9,081,041
                                                          ----------
                    FINANCE & INSURANCE-- 3.9%
     36,363         Equitable Companies, Inc..........    1,493,156
     10,000         Hartford Financial Services Group,
                      Inc. (The)......................      860,625
      8,000         HSB Group, Inc....................      445,500
     20,000         LaSalle Re Holdings, Ltd..........      702,500
     30,000         Ohio Casualty Corp................    1,391,250
      6,000         Transamerica Corp.................      597,000
     46,184         Trenwick Group, Inc...............    1,743,446
                                                          ----------
                                                          7,233,477
                                                          ----------
                    FOOD & BEVERAGE
                      PRODUCTS-- 2.1%
     70,900         Flowers Industries, Inc...........    1,444,587
     18,000         H.J. Heinz Co.....................      831,375
     50,000         Lance, Inc........................    1,037,500
     22,400         Tasty Baking Corp.................      467,600
                                                          ----------
                                                          3,781,062
                                                          ----------
                    HEALTHCARE PRODUCTS & SERVICES--
                      2.8%
     10,000         Abbott Laboratories...............      639,375
     14,000         Bristol-Myers Squibb Co...........    1,158,500
     10,000         Merck & Co., Inc..................      999,375
     34,000         Shared Medical System Corp........    1,797,750
      5,000         Warner-Lambert Co.................      674,687
     30,000         West Co., Inc. (The)..............      990,000
                                                          ----------
                                                          6,259,687
                                                          ----------

                                  (CONTINUED)

------------------------------------------------------------
                                    EVERGREEN                (Photo of eagle
                             AMERICAN RETIREMENT FUND          appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

  SHARES                                                  VALUE
---------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                    INDUSTRIAL SPECIALTY PRODUCTS &
                      SERVICES-- 1.8%
     48,776         Flowserve Corp.................... $  1,457,183
     55,100         Hardinge Brothers, Inc............    1,894,062
                                                        ------------
                                                          3,351,245
                                                        ------------
                    LEISURE & TOURISM-- 0.6%
     45,000         Gaylord Entertainment Co. Cl. A...    1,161,563
                                                        ------------
                    METAL PRODUCTS & SERVICES-- 0.5%
     42,000         Lindberg Corp.....................      504,000
      5,000         Phelps Dodge Corp.................      388,125
                                                        ------------
                                                            892,125
                                                        ------------
                    PUBLISHING, BROADCASTING &
                      ENTERTAINMENT-- 1.7%
     15,625      *  Chancellor Media Corp.............      822,266
      8,000         McGraw-Hill Companies, Inc........      541,500
     50,000         Reader's Digest Association., Inc.
                      (The)...........................    1,500,000
      5,800         Time Warner, Inc..................      314,287
                                                          ----------
                                                          3,178,053
                                                          ----------
                    REAL ESTATE-- 0.5%
     10,000         Post Property, Inc. REIT..........      397,500
     15,000         Prentiss Properties Trust REIT....      433,125
                                                           ---------
                                                            830,625
                                                           ---------
                    RETAILING & WHOLESALE-- 2.1%
     23,000         J. C. Penney Co., Inc.............    1,339,750
      8,000         Mercantile Stores Co., Inc........      503,500
     35,129      *  Proffitts, Inc....................    2,081,381
                                                          ----------
                                                          3,924,631
                                                          ----------
                    TEXTILE & APPAREL-- 0.2%
     10,000         Oxford Industry, Inc..............      338,750
                                                          ----------
                    TRANSPORTATION-- 0.4%
      3,191         Burlington Northern Santa Fe......      308,330
      7,000         Union Pacific Corp................      438,375
                                                          ----------
                                                            746,705
                                                          ----------
                    UTILITIES-- ELECTRIC-- 5.3%
     18,200         Commonwealth Energy System........      491,400
     20,000         Eastern Utilities Assocociates....      398,750
     30,000         Enova Corp........................      757,500
     80,000         Houston Industries, Inc...........    1,740,000
     50,000         Illinova Corp.....................    1,078,125
     50,000         Long Island Lighting Co...........    1,281,250
     37,000         PP&L Resources, Inc...............      809,375
     50,000         Public Service Enterprise Group,
                      Inc.............................    1,287,500
     22,000         Southern Co.......................      496,375
     55,000         TNP Enterprises, Inc..............    1,381,875
                                                          ----------
                                                          9,722,150
                                                          ----------
  SHARES                                                  VALUE
---------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                    UTILITIES-- GAS-- 1.9%
     40,500         Chesapeake Utilities Corp......... $    744,187
     25,000         CMS Energy Corp. Cl. G............      539,063
     22,000         South Jersey Industry, Inc........      552,750
     40,000         Southwest Gas Corp................      785,000
     40,400         Yankee Energy System, Inc.........      956,975
                                                          ----------
                                                          3,577,975
                                                          ----------
                    UTILITIES-- TELEPHONE-- 0.7%
      2,521         AT & T Corp.......................      111,712
     35,000         Frontier Corp.....................      805,000
     10,000         U.S. West Communications, Inc.....      385,000
                                                          ----------
                                                          1,301,712
                                                          ----------
                    TOTAL COMMON STOCKS
                      (COST $61,478,067)..............   85,617,192
                                                         -----------
PREFERRED STOCKS-- 0.7%
                    HEALTHCARE PRODUCTS AND
                      SERVICES-- 0.7%
      5,000         Pacificare Health Systems Inc. Cl.
                      A (cost $165,312)...............      137,500
                                                         -----------
CONVERTIBLE PREFERRED STOCKS-- 13.8%
                    BANKS-- 1.8%
     50,000         National Australia Bank Ltd.
                      7.875%, Series Unit.............    1,468,750
     58,000         WBK Trust
                      10.0%, STRYPES (exchangeable for
                      Westpac Banking Corp. Common
                      Stock)..........................    1,834,800
                                                         -----------
                                                          3,303,550
                                                         -----------
                    BUSINESS EQUIPMENT & SERVICES--
                      0.3%
      6,000         Microsoft Corp.
                      $2.196, Series A, PERCS.........      526,125
                                                          ----------
                    COMMUNICATION SYSTEMS &
                      SERVICES-- 0.5%
     30,000         AirTouch Communications
                      6.00%, Series B.................      976,875
                                                          ----------
                    DIVERSIFIED COMPANIES-- 1.1%
     26,800         Corning, Inc.
                      6.00%, MIPS.....................    2,008,325
                                                          ----------
                    ENERGY-- 0.6%
     20,000         Callon Petroleum Co.
                      8.50%, Series A.................      847,500
      5,000         Nuevo Energy Co.
                      5.75%, Series A, TECONS.........      256,250
                                                          ----------
                                                          1,103,750
                                                          ----------

                                  (CONTINUED)

-------------------------------------------------------------------------
(Photo of eagle                     EVERGREEN
appears here)              AMERICAN RETIREMENT FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

  SHARES                                                  VALUE
---------------------------------------------------------------------------

CONVERTIBLE PREFERRED-- CONTINUED
                    FINANCE & INSURANCE-- 1.7%
     20,000         American General Corp.
                      $3.00, Series A, MIPS........... $  1,345,000
     13,000         American Heritage Life
                      Investment Corp.
                      8.50%, PRIDES...................      806,000
     15,000         Merrill Lynch & Co., Inc.
                      7.25%, STRYPES
                      (exchangeable for SunAmerica,
                      Inc. Common Stock)..............    1,057,500
                                                          ----------
                                                          3,208,500
                                                          ----------
                    FOOD & BEVERAGE PRODUCTS-- 1.8%
     25,000         Ralston Purina Co.
                      7.00%, SAILS (exchangeable for
                      Interstate Bakeries Common
                      Stock)..........................    1,684,375
     30,000         Wendys Financing I
                      5.00%, Series A, TECONS.........    1,563,750
                                                          ----------
                                                          3,248,125
                                                          ----------
                    METAL PRODUCTS & SERVICES-- 1.3%
     20,000         Timet Capital Trust I
                      6.625%, 144A, BUCS..............    1,170,000
     80,000         Worthington Industries, Inc.
                      7.25%, DECS (exchangeable for
                      Rouge Steel Co. Common Stock)...    1,280,000
                                                          ----------
                                                          2,450,000
                                                          ----------
                    PAPER & PACKAGING-- 0.7%
     30,000         Crown Cork & Seal Co., Inc.
                      4.50%, MIPS.....................    1,335,000
                                                          ----------
                    PUBLISHING, BROADCASTING &
                      ENTERTAINMENT-- 2.1%
     15,000         AMC Entertainment, Inc.
                      $1.75...........................      505,312
     10,000         American Radio Systems Corp.
                      7.00%, 144A.....................      576,300
     10,300         Granite Broadcasting Corp.
                      $1.938..........................      618,000
     22,000         Houston Industries, Inc.
                      7.00%, ACES (exchangeable for
                      Time Warner, Inc. Common
                      Stock)..........................    1,144,000
     20,000         Merrill Lynch & Co., Inc.
                      6.00%, STRYPES
                      (exchangeable for Cox
                      Communications, Inc. Common
                      Stock)..........................      501,250
     10,000         TCI Communications, Inc.
                      $2.125, Series A................      515,000
                                                          -----------
                                                          3,859,862
                                                          -----------
  SHARES                                                  VALUE
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED-- CONTINUED
                    TRANSPORTATION-- 1.1%
     20,000         CNF Trust I
                      5.00%, Series A, TECONS......... $  1,287,500
     10,000         Hvide Capital Trust
                      6.50%, 144A.....................      655,000
                                                          ----------
                                                          1,942,500
                                                          ----------
                    UTILITIES-- 0.8%
     40,000         MCN Corp.
                      8.75%, PRIDES...................    1,220,000
      5,000         Philippine Long Distance
                      Telephone Co., GDS
                      7.00%, Series III...............      258,125
                                                          ----------
                                                          1,478,125
                                                          ----------
                    TOTAL CONVERTIBLE PREFERRED
                      (COST $22,651,353)..............   25,440,737
                                                         -----------

 PRINCIPAL
  AMOUNT
-----------------------------------------------------------------------------
CONVERTIBLE DEBENTURES-- 10.0%
                    BANKS-- 0.5%
$   800,000         First State Bancorp.
                      7.50%, 4/30/17..................      984,000
                                                          ----------
                    BUSINESS EQUIPMENT & SERVICES--
                      2.2%
  1,000,000         Adaptec, Inc.
                      4.75%, 2/1/04, 144A.............    1,150,000
  1,000,000         HMT Technology Corp.
                      5.75%, 1/15/04, 144A............      960,000
    250,000         Personnel Group of America Inc.
                      5.75%, 7/1/04, 144A.............      294,375
    250,000         Platinum Technology, Inc.
                      6.75%, 11/15/01.................      427,500
  1,000,000         Quantum Corp.
                      7.00%, 8/1/04...................    1,154,166
                                                          ----------
                                                          3,986,041
                                                          ----------
                    ELECTRICAL EQUIPMENT & SERVICES--
                      0.8%
  1,500,000         Kent Electronics Corp.
                      4.50%, 9/1/04...................    1,518,750
                                                          ----------
                    ENERGY-- 0.3%
    500,000         Swift Energy Co.
                      6.25%, 11/15/06.................      542,500
                                                          ----------
                    INDUSTRIAL SPECIALTY PRODUCTS &
                      SERVICES-- 0.5%
    600,000         Robbins & Myers, Inc.
                      6.50%, 9/1/03...................      909,000
                                                          -----------
                    LEISURE & TOURISM-- 0.4%
  1,000,000         Marriot International, Inc.
                      Zero Coupon, 3/25/11 (effective
                      yield 4.27%) LYONS..............      653,800
                                                          -----------

                                  (CONTINUED)

----------------------------------------------------------------
                                    EVERGREEN                   (Photo of eagle
                             AMERICAN RETIREMENT FUND             appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

 PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------------------

CONVERTIBLE DEBENTURES-- CONTINUED
                    OIL FIELD SERVICES-- 4.2%
$ 1,000,000         Key Energy Group, Inc
                      5.00%, 9/15/04.................. $  1,025,000
    500,000         Key Energy Group, Inc.
                      7.50%, 7/1/03, 144A.............    1,666,900
  1,000,000         Nabors Industries, Inc.
                      5.00%, 5/15/06..................    2,225,000
    500,000         Offshore Logistics, Inc
                      6.00%, 12/15/03.................      517,500
  1,000,000         Offshore Logistics, Inc.
                      6.00%, 12/15/03, 144A...........    1,035,000
  1,000,000         Parker Drilling Co.
                      5.50%, 8/1/04...................    1,215,000
                                                          ----------
                                                          7,684,400
                                                          ----------
                    PUBLISHING, BROADCASTING &
                      ENTERTAINMENT-- 0.3%
  1,000,000         Jacor Communications, Inc.
                      Zero Coupon, 6/12/11 (effective
                      yield 5.50%) LYONS..............      635,000
                                                          ----------
                    RETAILING & WHOLESALE-- 0.7%
                    Central Garden & Pet Co.
    500,000         6.00%, 11/15/03, 144A.............      628,750

    500,000         6.00%, 11/15/03...................      628,750
                                                          ----------
                                                          1,257,500
                                                          ----------
                    TRANSPORTATION-- 0.1%
    200,000         Halter Marine Group Inc.
                      4.50%, 9/15/04..................      233,760
                                                          ----------
                    TOTAL CONVERTIBLE DEBENTURES
                      (COST $14,246,056)..............   18,404,751
                                                          ----------
CORPORATE BONDS-- 2.2%
                    BANKS-- 0.6%
  1,000,000         NationsBank Corp.
                      6.50%, 8/15/03..................      995,644
                                                          ----------
                    FINANCE & INSURANCE-- 1.1%
  1,000,000         American General Finance Corp.
                      7.125%, 12/1/99.................    1,020,360
  1,000,000         Ford Motor Credit Co.
                      5.625%, 12/15/98................      996,038
                                                          ----------
                                                          2,016,398
                                                          ----------
                    TELECOMMUNICATION SERVICES &
                      EQUIPMENT-- 0.5%
  1,000,000         GTE Southwest, Inc.
                      5.82%, 12/1/99, Ser. A..........      993,944
                                                          ----------
                    TOTAL CORPORATE BONDS
                      (COST $4,004,940)...............    4,005,986
                                                          ----------
 PRINCIPAL
  AMOUNT                                                  VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-- 25.0%
                    GOVERNMENT AGENCY NOTES &
                      BONDS-- 24.1%
$   700,000         Federal Agricultural Mortgage
                      Corp.
                      7.03%, 5/26/98.................. $    706,041
  1,000,000         Federal Farm Credit Bank
                      6.70%, 8/6/04...................    1,001,352
                    Federal Home Loan Bank
  2,000,000         5.65%, 12/29/00...................    1,979,160
  1,000,000         6.195%, 2/5/03....................      988,431
  2,000,000         6.565%, 8/6/02....................    2,005,480
  2,000,000         6.585%, 10/15/02..................    2,000,000
    600,000         6.665%, 9/30/02...................      599,617
  2,000,000         6.70%, 4/9/03.....................    1,998,750
  3,000,000         6.715%, 4/9/03....................    2,994,170
  2,000,000         7.00%, 8/13/04....................    2,010,094
  2,000,000         7.00%, 7/14/05....................    2,018,500
  1,000,000         7.015%, 1/14/03...................    1,001,259
  2,000,000         7.04%, 10/14/05...................    1,998,750
  2,000,000         7.25%, 2/23/06....................    2,012,258
  2,000,000         7.26%, 4/3/02.....................    2,010,612
  3,000,000         8.00%, 1/10/12....................    2,982,270
                    Federal Home Loan Mortgage Corp.
  1,000,000         6.773%, 1/7/02....................    1,001,708
  1,000,000         6.91%, 6/20/05....................    1,014,767
  2,000,000         7.00%, 3/12/02....................    2,003,060
  2,000,000         7.585%, 9/19/06...................    2,066,170
  2,000,000         7.865%, 8/8/11....................    2,064,582
                    Federal National Mortgage
                      Association
  1,000,000         6.25%, 8/12/03....................      988,867
  1,000,000         6.41%, 3/8/06.....................    1,007,292
  2,000,000         6.68%, 12/28/01...................    2,000,890
  3,000,000         7.28%, 5/23/07....................    3,079,629
  1,000,000         Student Loan Marketing Association
                      5.90%, 2/20/01..................      989,647
                                                         -----------
                                                         44,523,356
                                                         -----------
                    TREASURY NOTES & BONDS-- 0.9%
  1,500,000         U.S. Treasury Bonds
                      7.125%, 2/15/23.................    1,617,656
                                                          ----------
                    TOTAL U.S. GOVERNMENT & AGENCY
                      OBLIGATIONS
                      (COST $45,798,844)..............   46,141,012
                                                         -----------

                                  (CONTINUED)

-----------------------------------------------------------------------------
(Photo of eagle                     EVERGREEN
appears here)               AMERICAN RETIREMENT FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

 PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-- 7.7%
                    COMMERCIAL PAPER-- 4.3%
$   300,000         AC Acquisition Holding Co.
                      5.50%, 10/7/97.................. $    299,725
                    American Home Food Products, Inc.
    220,000         5.50%, 10/2/97....................      219,966
    700,000         5.52%, 10/17/97...................      698,283
    900,000         Bell Atlantic Financial
                      Services, Inc.
                      5.50%, 10/24/97.................      896,837
                    BIL North America, Inc.
    200,000         5.51%, 10/20/97...................      199,419
    150,000         5.53%, 10/21/97...................      149,539
    150,000         BMW U.S. Capital Corp.
                      5.51%, 10/28/97.................      149,380
    350,000         Eiger Capital Corp.
                      5.52%, 10/9/97..................      349,571
                    Finova Capital Corp.
    250,000         5.53%, 10/30/97...................      248,886
  2,000,000         5.55%, 10/22/97...................    1,993,525
    350,000         Mitsubishi International Corp.
                      5.53%, 10/15/97.................      349,247
    250,000         Safeco Credit Co., Inc.
                      5.57%, 10/21/97.................      249,226
 PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-- CONTINUED
                    COMMERCIAL PAPER-- CONTINUED
$ 1,200,000         Sonoco Products Co.
                      5.53%, 10/22/97................. $  1,196,129
                    Tiger Managers Accept Corp.
    385,000         5.53%, 10/14/97...................      384,231
    300,000         5.55%, 10/7/97....................      299,723
    300,000         Triple A One Funding Corp.
                      5.53%, 10/6/97..................      299,770
                                                          ----------
                                                          7,983,457
                                                          ----------
                    GOVERNMENT AGENCY NOTES &
                      BONDS-- 3.4%
    500,000         Federal Home Loan Mortgage
                      5.41%, 10/14/97.................      499,024
  5,700,000         Federal National Mortgage
                      Association
                      5.47%, 10/24/97.................    5,680,080
                                                          ----------
                                                          6,179,104
                                                          ----------
                    TOTAL SHORT-TERM INVESTMENTS
                      (COST $14,162,561)..............   14,162,561
                                                         -----------

              TOTAL INVESTMENTS--
                (COST $162,507,133)....... 105.2%   193,909,739
              OTHER ASSETS AND
                LIABILITIES-- NET.........  (5.2)    (9,533,242)
                                           -------  ------------
              NET ASSETS.................. 100.0%  $184,376,497
                                           =======  ============

 * Non-income producing securities.
** At September 30, 1997, the Fund owned 8,000 shares of common stock of First
   Union Corp. at a cost of $106,108. During the period ended September 30, 1997, the Fund earned $4,880 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor and Lieber & Company by First Union.

The following abbreviations are used in this portfolio:

ACES         Automatically Convertible Equity Securities
ADR          American Depository Receipts
BUCS         Beneficial Unsecured Convertible Securities
DECS         Dividend Enhanced Convertible Stock
GDS          Global Depositary Shares
LYONS        Liquid Yield Option Notes
MIPS         Monthly Income Preferred Shares
PERCS        Preferred Equity Redemption Cumulative Stock
PRIDES       Provisionally Redeemable Income Debt Exchangeable for Stock
REIT         Real Estate Investment Trust
SAILS        Stock Appreciation Income Linked Securities
STRYPES      Structured Yield Product Exchangeable for Stock
TECONS       Term Convertible Shares

144A Rule 144A securities are restricted as to resale to qualified institutional investors.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------
                                    EVERGREEN      (Photo of scales of justice
                                  BALANCED FUND                  appears here)

                            SCHEDULE OF INVESTMENTS
                         September 30, 1997 (Unaudited)

[CAPTION]

  SHARES                                                 VALUE
-----------------------------------------------------------------------------
COMMON STOCKS-- 49.7%
                    AUTOMOTIVE EQUIPMENT &
                      MANUFACTURING-- 0.7%
    145,000         Ford Motor Co.................... $  6,561,250
                    BANKS-- 4.9%                      -------------
    120,000         Banc One Corp....................    6,697,500
    136,800         BankBoston Corp..................   12,098,250
     60,000         Bankers Trust Corp...............    7,350,000
    110,000         Chase Manhattan Corp.............   12,980,000
    125,000         First Chicago NBD Corp...........    9,406,250
                                                        -----------
                                                        48,532,000
                                                        -----------
                    BUILDING, CONSTRUCTION &
                      FURNISHINGS-- 1.2%
    150,000   *     American Standard Companies,
                      Inc............................    6,018,750
    135,000         Masco Corp.......................    6,184,688
                                                        -----------
                                                        12,203,438
                                                        -----------
                    COMMUNICATION SYSTEMS &
                      SERVICES-- 3.1%
    125,000   *     3Com Corp........................    6,406,250
    270,000   *     Adaptec, Inc.....................   12,622,500
    150,000   *     Cisco Systems, Inc...............   10,959,375
                                                        -----------
                                                        29,988,125
                                                        -----------
                    CONSUMER PRODUCTS & SERVICES--
                      4.0%
    190,000         Colgate-Palmolive Co.............   13,240,625
    455,000   *     CUC International, Inc...........   14,105,000
    300,000         Philip Morris Companies, Inc.....   12,468,750
                                                        -----------
                                                        39,814,375
                                                        -----------
                    DIVERSIFIED COMPANIES-- 3.4%
    305,000         AlliedSignal, Inc................   12,962,500
    300,000         General Electric Co..............   20,418,750
                                                        -----------
                                                        33,381,250
                                                        -----------
                    ENERGY-- 4.9%
    175,000   *     Reading & Bates Corp.............    7,273,437
    250,000         Sonat, Inc.......................   12,718,750
    250,000         Texaco, Inc......................   15,359,375
    380,000         Tosco Corp.......................   13,228,750
                                                        -----------
                                                        48,580,312
                                                        -----------
                    FINANCE & INSURANCE-- 2.7%
    175,000         Allstate Corp. (The).............   14,065,625
    125,000         American International Group,
                      Inc............................   12,898,437
                                                        -----------
                                                        26,964,062
                                                        -----------
                    FOOD & BEVERAGE PRODUCTS-- 2.4%
    220,700         American Stores Co...............    5,379,563
    125,000         Coca Cola Co. (The)..............    7,617,187
    200,000         Sara Lee Corp....................   10,300,000
                                                        -----------
                                                        23,296,750
                                                        -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                    HEALTHCARE PRODUCTS &
                      SERVICES-- 8.8%
    220,000         Bristol-Myers Squibb Co.......... $ 18,205,000
    250,000         HBO & Co.........................    9,437,500
    435,000   *     HEALTHSOUTH Corp.................   11,609,062
    220,000         Johnson & Johnson................   12,677,500
    270,000   *     Lincare Holdings, Inc............   13,618,125
    120,000         Pfizer, Inc......................    7,207,500
    150,000         SmithKline Beecham Plc ADS.......    7,331,250
    160,000   *     Universal Health Services,
                      Inc............................    6,920,000
                                                        -----------
                                                        87,005,937
                                                        -----------
                    INFORMATION SERVICES &
                      TECHNOLOGY-- 5.8%
    120,000   *     Cadence Design Systems, Inc......    6,420,000
    200,000   *     Compaq Computer Corp.............   14,950,000
    110,000         Intel Corp.......................   10,154,375
    265,000   *     Iomega Corp......................    6,923,125
    125,000   *     McAfee Associates, Inc...........    6,625,000
     50,000   *     Microsoft Corp...................    6,615,625
     60,000   *     Sanmina Corp.....................    5,193,750
                                                        -----------
                                                        56,881,875
                                                        -----------
                    MANUFACTURING-- DISTRIBUTING--
                      2.6%
    185,000         Case Corp........................   12,325,625
    150,000         Stanley Works....................    6,450,000
     90,000         Tyco International Ltd...........    7,385,625
                                                        -----------
                                                        26,161,250
                                                        -----------
                    METAL PRODUCTS & SERVICES-- 1.7%
    160,000         Aluminum Co. of America..........   13,120,000
     85,000         Crown Cork & Seal Co., Inc.......    3,920,625
                                                        -----------
                                                        17,040,625
                                                        -----------
                    OIL-- 1.2%
    125,000   *     Diamond Offshore Drilling,
                      Inc............................    6,898,438
    150,000         Ultramar Diamond Shamrock Corp...    4,846,875
                                                        -----------
                                                        11,745,313
                                                        -----------
                    UTILITIES-- 2.3%
    185,000         CINergy Corp.....................    6,185,938
    170,000         CMS Energy Corp..................    6,290,000
    160,000         SBC Communications, Inc..........    9,820,000
                                                        -----------
                                                        22,295,938
                                                        -----------
                    TOTAL COMMON STOCKS
                      (COST $374,319,170)............  490,452,500
                                                       ------------

                                  (CONTINUED)

----------------------------------------------------------------------------
(Photo of scales of justice         EVERGREEN
appears here)                     BALANCED FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

 PRINCIPAL
  AMOUNT                                                 VALUE
------------------------------------------------------------------------------

CORPORATE BONDS-- 10.9%
                    BANKS-- 1.9%
$ 3,000,000         Boatmen's Bancshares, Inc.
                      6.75%, 3/15/03................. $  3,033,834
  5,000,000         First Chicago Corp.
                      9.875%, 8/15/00................    5,467,060
 10,000,000         NationsBank Corp.
                      7.625%, 4/15/05................   10,527,060
                                                        -----------
                                                        19,027,954
                                                        -----------
                    CHEMICAL & AGRICULTURAL
                      PRODUCTS-- 0.6%
  5,000,000         Dow Chemical Co.
                      8.625%, 4/1/06.................    5,620,255
                                                         ----------
                    CONSUMER PRODUCTS & SERVICES--
                      0.5%
  5,000,000         Philip Morris Companies, Inc.
                      8.65%, 5/15/98.................    5,083,540
                                                         ----------
                    ENERGY-- 0.5%
  4,000,000         Atlantic Richfield Co.
                      9.00%, 4/1/21..................    4,911,556
                                                         ----------
                    FINANCE & INSURANCE-- 2.5%
  5,500,000         Dean Witter, Discover & Co.
                      6.75%, 10/15/13................    5,387,223
     31,428         Fleet Financial Home Equity Trust
                      6.70%, 1/16/06.................       31,496
  5,500,000         General Electric Capital Corp.
                      8.75%, 3/14/03.................    6,078,297
  2,750,000         International Bank For
                      Reconstruction & Development
                      7.95%, 5/15/16.................    3,084,153
  5,000,000         Merrill Lynch, Pierce, Fenner &
                      Smith, Inc.
                      7.00%, 4/27/08.................    5,113,400
  5,000,000         Smith Barney Holdings, Inc.
                      5.50%, 1/15/99.................    4,965,610
                                                        -----------
                                                        24,660,179
                                                        -----------
                    FOOD & BEVERAGE PRODUCTS-- 1.0%
  5,000,000         General Mills, Inc.
                      9.00%, 12/20/02................    5,582,160
  4,250,000         PepsiCo, Inc.
                      7.625%, 11/1/98................    4,326,445
                                                         ----------
                                                         9,908,605
                                                         ----------
                    HEALTHCARE PRODUCTS &
                      SERVICES-- 0.5%
  5,000,000         Baxter International
                      7.25%, 2/15/08.................    5,247,640
                                                         ----------
                    INDUSTRIAL SPECIALTY PRODUCTS &
                      SERVICES-- 2.0%
  7,000,000         Jet Equipment Trust, 144A
                      9.41%, 6/15/10.................    8,291,304
 10,000,000         Loews Corp.
                      6.75%, 12/15/06................    9,943,920
 PRINCIPAL
  AMOUNT                                                 VALUE
----------------------------------------------------------------------------
CORPORATE BONDS-- CONTINUED
                    INDUSTRIAL SPECIALTY PRODUCTS &
                      SERVICES-- CONTINUED
$ 1,400,000         Waste Management, Inc.
                      8.75%, 5/1/18.................. $  1,566,160
                                                        -----------
                                                        19,801,384
                                                        -----------
                    MANUFACTURING-- DISTRIBUTING--
                      0.5%
  4,300,000         Stanley Works
                      7.375%, 12/15/02...............    4,490,929
                                                        -----------
                    SOVEREIGN GOVERNMENT-- 0.5%
  5,000,000         Ontario Province Canada
                      7.75%, 6/4/02..................    5,280,245
                                                         ----------
                    UTILITIES-- 0.4%
  3,600,000         Union Electric Co.
                      8.00%, 12/15/22................    3,775,529
                                                         ----------
                    TOTAL CORPORATE BONDS
                      (COST $101,745,309)............  107,807,816
                                                       ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-- 34.0%
                    GOVERNMENT AGENCY NOTES &
                      BONDS-- 1.6%
                    Government National Mortgage
                      Association
  2,714,674         8.50%, 5/15/21...................    2,843,621
  1,675,825         8.50%, 7/15/21...................    1,755,427
  3,469,750         8.50%, 6/15/22...................    3,634,563
  1,821,360         9.00%, 9/15/21...................    1,942,593
  3,115,868         9.00%, 10/15/21..................    3,323,266
  1,564,064         9.50%, 2/15/21...................    1,696,520
                                                        -----------
                                                        15,195,990
                                                        -----------
                    TREASURY NOTES & BONDS-- 32.4%
                    U.S. Treasury Bonds
 40,000,000         6.375%, 8/15/27..................   39,825,000
 20,000,000         7.625%, 2/15/07..................   21,087,500
 20,000,000         8.75%, 5/15/17...................   25,037,500
 15,000,000         8.75%, 5/15/20...................   19,003,125
 21,000,000         8.875%, 8/15/17..................   26,610,927
 17,500,000         9.125%, 5/15/18..................   22,750,000
                    U.S. Treasury Notes
  7,000,000         5.50%, 11/15/98..................    6,984,684
  8,000,000         6.375%, 7/15/99..................    8,080,000
 10,000,000         6.50%, 4/30/99...................   10,112,500
 19,000,000         7.75%, 11/30/99..................   19,730,303
 10,000,000         7.75%, 2/15/01...................   10,553,120
 47,300,000         8.125%, 2/15/98..................   47,758,195
 59,000,000         9.125%, 5/15/99..................   62,005,283
                                                       ------------
                                                       319,538,137
                                                       ------------
                    TOTAL U.S. GOVERNMENT & AGENCY
                      OBLIGATIONS
                      (COST $328,381,429)............  334,734,127
                                                       ------------

                                  (CONTINUED)

---------------------------------------------------
                                    EVERGREEN      (Photo of scales of justice
                                  BALANCED FUND                  appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

 PRINCIPAL
  AMOUNT                                                 VALUE
-----------------------------------------------------------------------------

REPURCHASE AGREEMENT-- 4.9%
$47,921,221         Donaldson, Lufkin & Jenrette
                      Securities Corp.,
                      6.00%, dated 9/30/97,
                      due 10/1/97, maturity
                      value $47,929,198,
                      (Cost $47,921,221) (a)......... $ 47,921,221
                                                      -------------

                    TOTAL INVESTMENTS--
                      (COST $852,367,129).....   99.5%  980,915,664
                    OTHER ASSETS AND
                      LIABILITIES-- NET.......     0.5    4,940,115
                                                ------ ------------
                    NET ASSETS................  100.0% $985,855,779
                                                ====== ============

  * Non-income producing securities.

 ADS American Depository Shares.
 (a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at September 30, 1997.
144A Rule 144A securities are restricted as to resale to qualified institutional investors.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------
(Photo of brick wall and            EVERGREEN
stars appears here)              FOUNDATION FUND

                            SCHEDULE OF INVESTMENTS
                         September 30, 1997 (Unaudited)

[CAPTION]

   SHARES                                               VALUE
------------------------------------------------------------------------------
COMMON STOCKS-- 59.9%
                     AEROSPACE & DEFENSE-- 0.8%
     317,600         Boeing Co. (The).............. $   17,289,350
       1,000         United Technologies Corp......         81,000
                                                        -----------
                                                        17,370,350
                                                        -----------
                     AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 1.1%
     483,400         Chrysler Corp.................     17,795,162
      85,000         General Motors Corp...........      5,689,688
                                                        -----------
                                                        23,484,850
                                                        -----------
                     BANKS-- 5.7%
      55,400         AmSouth Bancorp...............      2,683,438
      50,000         Bancfirst Corp................      1,650,000
     391,800         BankBoston Corp...............     34,649,812
     110,000         Barnett Banks, Inc............      7,782,500
     140,062         BSB Bancorp, Inc..............      3,851,705
      62,000         Cape Cod Bank & Trust Co......      2,123,500
      27,000         CB Bancshares, Inc............      1,194,750
      92,500         Central Fidelity Banks, Inc...      4,093,125
      79,700         CitiCorp......................     10,674,819
     101,000         Crestar Financial Corp........      4,734,375
      80,138         First Chicago NBD Corp........      6,030,384
       3,600         First Empire State Corp.......      1,494,000
     290,900         First of America Bank Corp....     15,617,694
      11,250         First Security Corp...........        334,688
     117,000         First Union Corp. **..........      5,857,312
      45,000         Fleet Financial Group, Inc....      2,950,312
      70,801         Hibernia Corp, Cl. A..........      1,203,617
      20,000         KeyCorp.......................      1,272,500
      25,000         Mississippi Valley
                       Bancshares, Inc.............      1,225,000
       1,200         NationsBank Corp..............         74,250
      66,150         Peoples Heritage Financial
                       Group.......................      2,798,972
     102,000         Seacoast Banking Corp. of
                       Florida Cl. A...............      3,621,000
      20,000         SunTrust Banks, Inc...........      1,358,750
      65,000         U.S. Trust Corp...............      3,664,375
                                                       ------------
                                                       120,940,878
                                                       ------------
                     BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 1.0%
     175,800         Armstrong World
                       Industries, Inc.............     11,789,588
     149,300         Continental Homes Holding
                       Corp........................      4,376,356
      20,000   *     M/I Schottenstein Homes,
                       Inc.........................        308,750
     269,000   *     Pacific Greystone Corp........      5,346,375
                                                       ------------
                                                        21,821,069
                                                        -----------
   SHARES                                               VALUE
--------------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                     BUSINESS EQUIPMENT &
                     SERVICES-- 1.4%
      75,000   *     Compaq Computer Corp.......... $    5,606,250
      35,500   *     Crescent Operating, Inc.......        723,313
     164,000         International Business
                       Machines Corp...............     17,373,750
      50,000         Lucent Technologies, Inc......      4,068,750
      10,000   *     Policy Management
                       Systems Corp................        621,875
      10,000         Xerox Corp....................        841,875
                                                        -----------
                                                        29,235,813
                                                        -----------
                     CHEMICAL & AGRICULTURAL
                     PRODUCTS-- 3.5%
      90,000         A. Schulman, Inc..............      1,923,750
      40,000         Air Products & Chemicals,
                       Inc.........................      3,317,500
     561,200         Du Pont (E. I.) De Nemours
                       & Co........................     34,548,875
      70,000         Grace (W.R.) & Co.............      5,153,750
      60,000         H.B. Fuller Co................      3,251,250
     217,800         Monsanto Co...................      8,494,200
     170,000         Morton International, Inc.....      6,035,000
      75,000         Nalco Chemical Co.............      3,004,687
      58,000         Pioneer Hi-Bred
                       International, Inc..........      5,278,000
      20,000         Praxair, Inc..................      1,023,750
     100,560   *     Solutia, Inc..................      2,011,200
                                                        -----------
                                                        74,041,962
                                                        -----------
                     COMMUNICATION SYSTEMS &
                     SERVICES-- 0.2%
      70,000   *     Cisco Systems, Inc............      5,114,375
                                                        -----------
                     CONSUMER PRODUCTS &
                     SERVICES-- 2.8%
      30,000         American Greetings Corp.
                       Cl. A.......................      1,106,250
      95,000         Black & Decker Corp...........      3,538,750
      25,642   *     Consolidated Products, Inc....        498,416
     120,000         CPC International, Inc........     11,115,000
     188,800         Goodyear Tire & Rubber Co.....     12,980,000
      50,000         H. & R. Block, Inc............      1,931,250
     170,300         International Flavors &
                       Fragrances, Inc.............      8,344,700
      85,000         Kimberly-Clark Corp...........      4,159,687
      70,100   *     Nautica Enterprises, Inc......      1,971,563
      40,000         Nike, Inc., Cl. B.............      2,120,000
     114,200         Procter & Gamble Co. (The)....      7,886,937
     118,500         Tupperware Corp...............      3,332,813
                                                        -----------
                                                        58,985,366
                                                        -----------

                                  (CONTINUED)

-----------------------------------------------------------
                                    EVERGREEN              (Photo of brick wall
                                 FOUNDATION FUND        and stars appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

   SHARES                                               VALUE
-----------------------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                     DIVERSIFIED COMPANIES-- 2.4%
       8,000         Cooper Industries, Inc........ $      432,500
     512,200         General Electric Co...........     34,861,612
     110,800         PPG Industries, Inc...........      6,945,775
     135,000         Trizec Hahn Corp..............      3,484,688
       1,400         Tyco International Ltd........        114,888
      56,000   *     Western Atlas, Inc............      4,928,000
                                                        -----------
                                                        50,767,463
                                                        -----------
                     ELECTRICAL EQUIPMENT &
                     SERVICES-- 0.5%
     153,400         AMP, Inc......................      8,216,487
       2,666   *     Analog Devices, Inc...........         89,311
       1,500         Motorola, Inc.................        107,813
       1,000         Texas Instruments, Inc........        135,125
      69,500         Westinghouse Electric Corp....      1,880,844
                                                        -----------
                                                        10,429,580
                                                        -----------
                     ENERGY-- 1.8%
      60,000         Amoco Corp....................      5,782,500
       1,200         Atlantic Richfield Co.........        102,525
      94,400         Consolidated Natural Gas Co...      5,492,900
     282,400         Equitable Resources, Inc......      8,895,600
     102,400         Exxon Corp....................      6,560,000
       1,600         Halliburton Co................         83,200
         900         Kerr-McGee Corp...............         61,931
      91,800         Mobil Corp....................      6,793,200
         900         Pennzoil Co...................         75,600
      40,000   *     Reading & Bates Corp..........      1,662,500
       1,400         Schlumberger Ltd..............        117,862
      43,103   *     Seitel, Inc...................      1,912,696
       1,200         Sonat, Inc....................         61,050
      33,877         Union Pacific Resource
                       Group, Inc..................        887,154
                                                        -----------
                                                        38,488,718
                                                        -----------
                     FINANCE & INSURANCE-- 9.7%
      10,668         Aetna, Inc....................        868,775
     120,000         Allstate Corp.................      9,645,000
     110,600         AMBAC, Inc....................      4,500,038
     147,675         American International
                       Group, Inc..................     15,238,214
     178,500         Beneficial Corp...............     13,599,469
      51,800         Chubb Corp....................      3,681,038
     148,350         Countrywide Credit
                       Industries, Inc.............      5,405,503
      95,000   *     Degeorge Financial Corp.......        112,813
      20,000         FBL Financial Group, Inc.,
                       Cl. A.......................        740,000
      40,000         Federal Home Loan Mortgage
                       Corp........................      1,410,000
     729,400         Federal National Mortgage
                       Association.................     34,281,800
     117,827   *     HFS, Inc......................      8,770,747
      70,000         John Alden Financial Corp.....      2,170,000
   SHARES                                               VALUE
--------------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                     FINANCE & INSURANCE--
                       CONTINUED
     142,200         John Nuveen Co. (The), Cl. A.. $    4,932,562
      15,000         Lehman Brothers Holdings,
                       Inc.........................        782,270
     279,400         Marsh & McLennan Co., Inc.....     21,409,025
     307,400         Merrill Lynch & Co., Inc......     22,805,237
     345,200         MGIC Investment Corp..........     19,784,275
     155,000         NAC RE Corp...................      7,963,125
     110,000   *     National Financial Services,
                       Inc., Cl. A.................      3,066,250
     235,000         North American Mortgage Co....      6,756,250
      35,000         Ohio Casualty Corp............      1,623,125
     142,250         Raymond James Financial,
                       Inc.........................      5,121,000
       9,470   *     Security Capital Group Inc.,
                       Cl. B Warrants $28.00
                       Expiring 9/18/98............         75,760
       1,000         SLM Holding Corp..............        154,500
     238,300         Wilmington Trust Corp.........     13,017,137
                                                       ------------
                                                       207,913,913
                                                       ------------
                     FOOD & BEVERAGE PRODUCTS--
                       0.1%
       1,800         Nabisco Holdings
                       Corp. Cl. A.................         76,613
      30,000         Pepsico, Inc..................      1,216,875
                                                         ----------
                                                         1,293,488
                                                         ----------
                     FOREST PRODUCTS-- 0.4%
      88,000         Union Camp Corp...............      5,428,500
      90,000         Willamette Industries, Inc....      3,442,500
                                                         ----------
                                                         8,871,000
                                                         ----------
                     HEALTHCARE PRODUCTS &
                     SERVICES-- 6.2%
     205,700         Abbott Laboratories...........     13,151,944
       1,750   *     Alza Corp. Warrants $65.00
                       Expiring 12/31/1999.........            328
     202,900         American Home Products Corp...     14,811,700
     101,200         Bristol-Myers Squibb Co.......      8,374,300
     180,900         Columbia / HCA Healthcare
                       Corp........................      5,200,875
      23,000   *     Covance, Inc..................        497,375
      68,550         Guidant Corp..................      3,838,800
      30,000   *     HealthCare COMPARE Corp.......      1,913,075
     114,500         Johnson & Johnson.............      6,598,062
     171,262         Lilly (Eli) & Co..............     20,626,367
      65,000   *     Lincare Holdings, Inc.........      3,278,437
     100,000   *     Living Centers of America,
                       Inc.........................      4,075,000
      80,000         McKesson Corp.................      8,155,000
     151,750   *     MedPartners, Inc..............      3,253,141
     121,600         Medtronic, Inc................      5,715,200
     167,758         Merck & Co., Inc..............     16,765,315
      96,000         Pfizer, Inc...................      5,766,000
      11,500   *     Quest Diagnostics, Inc........        194,781

                                  (CONTINUED)

---------------------------------------------------------------------------
(Photo of brick wall and            EVERGREEN
stars appears here)              FOUNDATION FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

   SHARES                                               VALUE
----------------------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                     HEALTHCARE PRODUCTS &
                     SERVICES-- CONTINUED
      25,000         Rhone Poulenc Rorer, Inc...... $    2,417,188
     132,000         Schering-Plough Corp..........      6,798,000
       9,200         Shared Medical System Corp....        486,450
      34,900         Superior Surgical
                       Manufacturing Co., Inc......        549,675
       1,750   *     Therapeutic Discovery Corp....         21,602
                                                       ------------
                                                       132,488,615
                                                       ------------
                     INDUSTRIAL SPECIALTY PRODUCTS
                     & SERVICES-- 2.8%
      65,000         Applied Power, Inc............      4,090,937
     122,970         Autoliv, Inc..................      5,226,225
      10,000         Bemis Co., Inc................        447,500
     107,000         Corning, Inc..................      5,055,750
     261,700         Deere & Co....................     14,066,375
      30,000         Genuine Parts Co..............        924,375
      17,400   *     Halter Marine Group, Inc......        841,725
      30,000         Parker Hannifin Corp..........      1,350,000
     180,000         Snap-on, Inc..................      8,291,250
       6,000   *     Strattec Security Corp........        166,875
     378,000         Timken Co. (The)..............     15,143,625
      50,000         Trinity Industries, Inc.......      2,412,500
      30,000   *     UCAR International, Inc.......      1,432,500
                                                        -----------
                                                        59,449,637
                                                        -----------
                     INFORMATION SERVICES &
                     TECHNOLOGY-- 6.8%
      25,000         Computer Associates
                       International, Inc..........      1,795,313
     524,800         Hewlett-Packard Co............     36,506,400
     681,600         Intel Corp....................     62,920,200
     140,000   *     Intel Corp. Warrants $41.75
                       Expiring 3/14/98............     10,088,750
     173,000   *     Microsoft Corp................     22,890,062
     224,000   *     Sun Microsystems, Inc.........     10,486,000
                                                       ------------
                                                       144,686,725
                                                       ------------
                     OTHER-- 0.0% (A)
      20,000         Premark International, Inc....        640,000
                                                       ------------
                     PUBLISHING, BROADCASTING
                     & ENTERTAINMENT-- 0.5%
      30,000         Belo (A.H.) Corp. Ser. A......      1,455,000
      20,000   *     Cox Communications, Inc. Cl.
                       A...........................        551,250
      30,993         Disney Walt Co. (The).........      2,498,811
      20,000         Gaylord Entertainment Co. Cl.
                       A...........................        516,250
       2,500   *     Lin Television Corp...........        116,563
      65,000         Time Warner, Inc..............      3,522,187
       3,000         Washington Post Co. (The)
                       Cl. B.......................      1,344,375
                                                        -----------
                                                        10,004,436
                                                        -----------
   SHARES                                               VALUE
----------------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                     REAL ESTATE-- 6.2%
      38,000   *     Alexander's, Inc.............. $    3,125,500
      23,400         Arbor Property Trust REIT.....        228,150
      24,100         Arden Realty, Inc. REIT.......        756,138
      50,000         Bay Apartment Communities,
                       Inc. REIT...................      1,996,875
     100,000   *     Boston Properties, Inc. REIT..      3,281,250
      50,009         Bradley Real Estate, Inc.
                       REIT........................      1,050,189
      70,000         Brandywine Realty Trust REIT..      1,675,625
     125,000         Cali Realty Corp. REIT........      5,203,125
     270,400   *     Capstead Mortgage Corp. REIT..      7,030,400
     161,900         CarrAmerica Realty Corp.
                       REIT........................      5,180,800
      40,000         Chelsea GCA Realty, Inc.
                       REIT........................      1,670,000
     184,900         Columbus Realty Trust REIT....      4,472,269
     355,000         Crescent Real Estate Equities,
                       Inc. REIT...................     14,244,375
     305,300         Crown American Realty Trust
                       REIT........................      2,957,594
     105,200         Essex Property Trust, Inc.
                       REIT........................      3,662,275
      85,000         Evans Withycombe Residential,
                       Inc. REIT...................      2,295,000
     199,700         FAC Realty, Inc. REIT.........      1,684,969
      90,000         FelCor Suite Hotels, Inc.
                       REIT........................      3,695,625
     100,200         Gables Residential Trust
                       REIT........................      2,717,925
     174,000         Glimcher Realty Trust REIT....      3,991,125
      28,000         Highwoods Properties, Inc.
                       REIT........................        990,500
      45,076   *     Homestead Village
                       Properties, Inc.............        800,099
       9,443   *     Homestead Village Properties,
                       Inc. Warrants $10.00
                       Expiring 10/29/97...........         76,724
     377,216         Horizon Group, Inc. REIT......      4,550,168
      50,300         INMC Mortgage Holdings, Inc.
                       REIT........................      1,257,500
     120,000         Innkeepers USA Trust REIT.....      2,062,500
      30,000   *     Interstate Hotels Co..........        978,750
     101,500         Kilroy Realty Corp. REIT......      2,740,500
     142,000         Kranzco Realty Trust REIT.....      2,671,375
      45,000         Liberty Property Trust REIT...      1,212,187
      90,000         Marriott International,
                       Inc.........................      6,395,625
      38,100         Oasis Residential, Inc. REIT..        928,688
      58,497         Patriot American Hospitality,
                       Inc. REIT...................      1,864,592
     130,000         Post Property, Inc. REIT......      5,167,500
     166,500         Prentiss Properties Trust
                       REIT........................      4,807,687
      90,000         Public Storage, Inc. REIT.....      2,666,250
      76,817         Security Capital Industrial
                       Trust REIT..................      1,790,796
     111,992         Security Capital Pacific Trust
                       REIT........................      2,631,812
     100,000         Sovran Self Storage, Inc......      3,150,000
      70,000         Spieker Properties, Inc.
                       REIT........................      2,839,375

                                  (CONTINUED)

------------------------------------------------------
                                    EVERGREEN         (Photo of brick wall and
                                 FOUNDATION FUND           stars appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

   SHARES                                               VALUE
-------------------------------------------------------------------------

COMMON STOCKS-- CONTINUED
                     REAL ESTATE-- CONTINUED
     157,750         Starwood Lodging Trust REIT... $    9,060,766
      14,000         Storage USA, Inc. REIT........        568,750
      45,000         Sunstone Hotel Investors, Inc.
                       REIT........................        793,125
      57,900         Tanger Factory Outlet Centers,
                       Inc. REIT...................      1,704,431
       2,200         TriNet Corporate Realty Trust,
                       Inc. REIT...................         77,275
      30,000         Western Investment Real Estate
                       Trust REIT..................        405,000
                                                       ------------
                                                       133,111,184
                                                       ------------
                     RETAILING & WHOLESALE-- 1.6%
     216,511         Avnet, Inc....................     13,761,980
      82,500         Home Depot, Inc. (The)........      4,300,313
     103,000         Lowe's Companies., Inc........      4,004,125
     199,000         Mercantile Stores Co., Inc....     12,524,562
                                                        -----------
                                                        34,590,980
                                                        -----------
                     THRIFT INSTITUTIONS-- 0.6%
      83,300         Golden West Financial Corp....      7,476,175
      80,000         Webster Financial Corp........      4,700,000
                                                        -----------
                                                        12,176,175
                                                        -----------
                     TRANSPORTATION-- 0.5%
      25,000         Burlington Northern Santa Fe..      2,415,625
      34,000         Caliber System, Inc...........      1,844,500
      20,000         KLM Royal Dutch Air Lines.....        686,250
      30,000         Pittston Brink's Group........      1,201,875
      17,000         Roadway Express, Inc..........        465,375
      80,000         Union Pacific Corp............      5,010,000
                                                        -----------
                                                        11,623,625
                                                        -----------
                     UTILITIES-- ELECTRIC-- 0.6%
      20,000         Central Hudson Gas &
                       Electric Corp...............        716,250
     149,700         Long Island Lighting Co.......      3,836,062
     138,400         New York St. Electric &
                       Gas Corp....................      3,719,500
      16,700         Orange & Rockland
                       Utilities, Inc..............        623,119
      40,000         PP&L Resources, Inc...........        875,000
     100,000         Public Service Enterprise
                       Group, Inc..................      2,575,000
      32,000         TNP Enterprises, Inc..........        804,000
                                                        -----------
                                                        13,148,931
                                                        -----------
                     UTILITIES-- TELEPHONE-- 2.7%
      98,333   *     360 Communications Co.........      2,052,701
      30,000   *     AirTouch Communications,
                       Inc.........................      1,063,125
       1,000         Ameritech Corp................         66,500
      10,000         AT&T Corp.....................        443,125
     174,040         Bell Atlantic Corp............     13,999,343
   SHARES                                               VALUE
---------------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                     UTILITIES-- TELEPHONE--
                     CONTINUED
       1,600         BellSouth Corp................ $       74,000
     310,000         Frontier Corp.................      7,130,000
     326,400         GTE Corp......................     14,810,400
       1,200         SBC Communications, Inc.......         73,650
     371,000         Sprint Corp...................     18,550,000
                                                        -----------
                                                        58,262,844
                                                        -----------
                     TOTAL COMMON STOCKS
                       (COST $809,959,662).........  1,278,941,977
                                                     --------------

CONVERTIBLE PREFERRED STOCKS-- 0.7%
                     FINANCE & INSURANCE--
                     0.0% (A)
       3,557         Aetna, Inc.
                       6.25%, Ser. C...............        276,779
       1,000         Conseco, Inc.
                       7.00%, PRIDES...............        171,000
       2,500         SunAmerica, Inc.
                       $3.188, PERCS...............        114,688
                                                        -----------
                                                           562,467
                                                        -----------
                     INDUSTRIAL SPECIALTY PRODUCTS
                     & SERVICES-- 0.2%
      50,000         Qualcomm Financial Trust I
                       5.75%, 144A.................      2,681,500
     115,000         Worthington Industries, Inc.
                       7.25%, DECS.................      1,868,750
                                                         ----------
                                                         4,550,250
                                                         ----------
                     METAL PRODUCTS & SERVICES--
                       0.3%
     100,000         Timet Capital Trust I
                       6.625%, BUCS, 144A..........      5,850,000
                                                        -----------
                     REAL ESTATE-- 0.2%
      95,000         First Union Real Estate Equity
                       8.40%, Ser. A...............      4,298,750
                                                       ------------
                     RETAILING & WHOLESALE--
                     0.0% (A)
       1,300         Kmart Financing I
                       7.75%.......................         76,050
                                                       ------------
                     TOTAL CONVERTIBLE PREFERRED
                       (COST $11,957,797)..........     15,337,517
                                                       -------------

 PRINCIPAL
   AMOUNT
CONVERTIBLE DEBENTURES-- 0.4%
                     BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 0.1%
$    500,000         Engle Homes, Inc.
                       7.00%, 3/1/03...............        544,400
     500,000         Home Depot, Inc. (The)
                       3.25%, 10/1/01..............        611,250
                                                         ----------
                                                         1,155,650
                                                         ----------

                                  (CONTINUED)

-------------------------------------------------------------------------
(Photo of brick wall and            EVERGREEN
stars appears here)              FOUNDATION FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

 PRINCIPAL
   AMOUNT                                               VALUE
----------------------------------------------------------------------------
CONVERTIBLE DEBENTURES-- CONTINUED
                     BUSINESS EQUIPMENT &
                     SERVICES-- 0.00% (A)
$    800,000         Personnel Group of America,
                       Inc. 144A
                       5.75%, 7/1/04............... $      942,000
                                                       ------------
                     ENVIRONMENTAL SERVICES--
                     0.0% (A)
     100,000         USA Waste Services, Inc.
                       4.00%, 2/1/02...............        111,000
                                                       ------------
                     HEALTHCARE PRODUCTS &
                     SERVICES-- 0.0% (A)
     750,000         Maxxim Medical, Inc.
                       6.75%, 3/1/03...............      1,083,750
                                                        -----------
                     INDUSTRIAL SPECIALTY PRODUCTS
                     & SERVICES-- 0.2%
   2,100,000         Robbins & Myers, Inc.
                       6.50%, 9/1/03...............      3,181,500
     750,000         Simula, Inc.
                       8.00%, 5/1/04...............        918,750
                                                        -----------
                                                         4,100,250
                                                        -----------
                     NATURAL GAS-- 0.1%
   1,328,000         Consolidated Natural Gas Co.
                       7.25%, 12/15/15.............      1,470,760
                                                        -----------
                     TOTAL CONVERTIBLE DEBENTURES
                       (COST $7,034,665)...........      8,863,410
                                                        -----------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS-- 28.5%
                     GOVERNMENT AGENCY NOTES &
                     BONDS-- 0.9%
   1,000,000         Federal National Mortgage
                       Assn.
                       8.10%, 8/12/19..............      1,148,865
                     Tennessee Valley Authority
   8,000,000         7.25%, 7/15/43................      8,063,944
  10,000,000         7.85%, 6/15/44, Ser. A........     10,565,330
                                                        ------------
                                                        19,778,139
                                                        ------------
                     TREASURY NOTES & BONDS--
                     27.6%
                     U.S. Treasury Bonds
 170,000,000         6.25%, 8/15/23................    165,165,540
  36,340,000         6.75%, 8/15/26................     37,736,801
 125,000,000         7.125%, 2/15/23...............    134,804,625
  49,000,000         7.25%, 5/15/16................     53,226,250
   7,000,000         7.625%, 11/15/22..............      7,980,000
  10,000,000         8.00%, 11/15/21...............     11,825,000
  50,000,000         8.125%, 8/15/19...............     59,515,600
  25,000,000         8.125%, 5/15/21...............     29,898,425
  30,000,000         8.375%, 8/15/08...............     33,356,250
  10,000,000         8.50%, 2/15/20................     12,362,500
   7,000,000         10.00%, 5/15/10...............      8,581,559
   1,000,000         10.625%, 8/15/15..............      1,441,875
 PRINCIPAL
   AMOUNT                                               VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS-- CONTINUED
                     TREASURY NOTES & BONDS--
                     CONTINUED
                     U.S. Treasury Notes
$ 30,000,000         5.75%, 8/15/03................ $   29,550,000
     350,000         5.875%, 2/15/00...............        350,219
     455,000         6.125%, 8/31/98...............        456,990
     400,000         6.25%, 3/31/99................        402,875
     900,000         6.50%, 5/31/01................        916,031
     630,000         6.50%, 8/15/05................        643,781
                                                       ------------
                                                       588,214,321
                                                       ------------
                     TOTAL U.S. GOVERNMENT & AGENCY
                       OBLIGATIONS
                       (COST $598,234,703).........    607,992,460
                                                       ------------
SHORT-TERM INVESTMENTS-- 10.5%
                     COMMERCIAL PAPER-- 8.5%
  10,330,000         A.H. Robins Co., Inc.
                       5.52%, 11/13/97.............     10,261,891
                     American Home Products, Inc.
     650,000         5.50%, 10/2/97................        649,901
   1,400,000         5.52%, 10/17/97...............      1,396,565
  17,350,000         Bell Atlantic Financial
                       Services, Inc.
                       5.52%, 11/12/97.............     17,238,266
                     BIL North America, Inc.
   1,100,000         5.51%, 10/20/97...............      1,096,801
   6,500,000         5.53%, 10/21/97...............      6,480,031
  23,450,000         BMW U.S. Capital Corp.
                       5.51%, 10/28/97.............     23,353,093
  12,000,000         Corporate Asset Funding Co.,
                       Inc.
                       5.50%, 11/7/97..............     11,932,167
  10,000,000         Cosmair, Inc.
                       5.52%, 10/7/97..............      9,990,800
  23,350,000         Daimler-Benz North America
                       Corp.
                       5.51%, 11/10/97.............     23,207,046
   3,700,000         Duke Capital Corp.
                       5.57%, 10/6/97..............      3,697,138
   1,400,000         Eiger Capital Corp.
                       5.52%, 10/9/97..............      1,398,283
   4,300,000         Finova Capital Corp.
                       5.55%, 10/22/97.............      4,286,079
  12,700,000         Gannett Co.
                       5.49%, 10/3/97..............     12,696,127
   3,400,000         GTE Corp.
                       5.53%, 10/14/97.............      3,393,210
   1,500,000         Koch Industries, Inc.
                       5.50%, 10/1/97..............      1,500,000

                                  (CONTINUED)

-------------------------------------------------------
                                    EVERGREEN          (Photo of brick wall and
                                 FOUNDATION FUND            stars appears here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

 PRINCIPAL
   AMOUNT                                               VALUE
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-- CONTINUED
                     COMMERCIAL PAPER-- CONTINUED
$    225,000         Morgan (J.P.) & Co., Inc.
                       5.51%, 10/24/97............. $      224,208
   3,610,000         Safeco Corp.
                       5.65%, 10/23/97.............      3,597,535
   4,450,000         Safeco Credit Co., Inc.
                       5.57%, 10/21/97.............      4,436,230
   2,350,000         Sharp Electronics Corp.
                       5.53%, 10/31/97.............      2,339,170
     100,000         Sonoco Products Co.
                       5.53%, 10/22/97.............         99,677
  27,000,000         State Street Bank & Trust Co.,
                       5.00%, 10/1/97..............     27,000,000
   7,950,000         Three Rivers Funding Corp.
                       5.57%, 10/15/97.............      7,932,779
                     Tiger Managers Acceptance
                       Corp.
   1,300,000         5.53%, 10/14/97...............      1,297,404
   1,700,000         5.55%, 10/7/97................      1,698,427
     200,000         Toys "R" Us, Inc.
                       5.51%, 11/3/97..............        198,990
                                                       ------------
                                                       181,401,818
                                                       ------------
                     GOVERNMENT AGENCY NOTES &
                     BONDS-- 2.0%
  41,400,000         Federal Home Loan Bank
                       5.41%, 10/3/97..............     41,387,557
                                                        -----------
                     TOTAL SHORT-TERM INVESTMENTS
                       (COST $222,789,375).........    222,789,375
                                                       ------------

                     TOTAL INVESTMENTS--
                       (COST $1,649,976,202)
                       .....................  100.0%  2,133,924,739
                     OTHER ASSETS AND
                       LIABILITIES-- NET....    0.0         332,446
                                             ------- ---------------
                     NET ASSETS.............  100.0% $2,134,257,185
                                             ======= ===============

 *  Non-income producing securities.
** At September 30, 1997, the Fund owned 117,000 shares of common stock of First Union Corp. at a cost of $2,358,411. During the period ended
    September 30, 1997, the Fund earned $71,370 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.

(a) Less than one-tenth of a percent.

BUCS      Beneficial Unsecured Convertible Securities.
DECS      Dividend Enhanced Convertible Stock
PERCS     Preferred Equity Redemption Cumulative Stock
PRIDES    Preferred Redeemable Increased Dividend Equity Securities.
REIT      Real Estate Investment Trust.

144A      Rule 144A securities are restricted as to resale to qualified institutional investors.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                  (CONTINUED)

(Photo of brick--------------------------------------------------------------
wall and dollar                    EVERGREEN
sign appear here)         TAX STRATEGIC FOUNDATION FUND

                            SCHEDULE OF INVESTMENTS
                         September 30, 1997 (Unaudited)

[CAPTION]

 SHARES                                                   VALUE
---------------------------------------------------------------------------
COMMON STOCK-- 42.2%
                  AEROSPACE & DEFENSE-- 0.7%
   20,000         Boeing Co. (The).................... $  1,088,750
                                                       -------------
                  AUTOMOTIVE EQUIPMENT &
                    MANUFACTURING-- 0.2%
    5,000         General Motors Corp.................      334,688
                                                        ------------
                  BANKS-- 6.1%
   19,500         BankBoston Corp.....................    1,724,531
   10,000         Barnett Banks, Inc..................      707,500
   26,250         Beverly Bancorporation, Inc.........      529,922
   12,000         Cape Cod Bank & Trust Co............      411,000
    6,000         CitiCorp............................      803,625
    5,000         Comerica, Inc.......................      394,687
   14,000         Crestar Financial Corp..............      656,250
    4,000         First Empire State Corp.............    1,660,000
   16,500         First of America Bank Corp..........      885,844
    3,000         First Union Corp. **................      150,188
    5,000         Fleet Financial Group, Inc..........      327,813
    1,650         Interchange Financial Services
                    Corp..............................       40,425
   15,000         Seacoast Banking Corp.
                    of Florida Cl. A..................      532,500
   24,837         SouthTrust Corp.....................    1,223,222
                                                         -----------
                                                         10,047,507
                                                         -----------
                  BUILDING, CONSTRUCTION &
                    FURNISHINGS-- 1.4%
   20,000         Armstrong World Industries, Inc.....    1,341,250
   25,000         Clayton Homes, Inc..................      464,062
   10,700         La-Z-Boy Chair Co...................      395,900
   15,000      *  Southern Energy Homes, Inc..........      158,438
                                                         -----------
                                                          2,359,650
                                                         -----------
                  BUSINESS EQUIPMENT &
                    SERVICES-- 0.6%
    3,000      *  Cisco Systems, Inc..................      219,188
    4,000         International Business Machines
                    Corp..............................      423,750
    5,000         Lucent Technologies, Inc............      406,875
                                                         -----------
                                                          1,049,813
                                                         -----------
                  CHEMICALS & AGRICULTURAL
                    PRODUCTS-- 1.6%
   10,000         Du Pont (E. I.) De Nemours & Co.....      615,625
   10,000         H.B. Fuller Co......................      541,875
    8,000         MacDermid, Inc......................      697,000
   11,000         Morton International, Inc...........      390,500
   10,000         Sigma-Aldrich Corp..................      329,375
                                                          ----------
                                                          2,574,375
                                                          ----------
                  CONSUMER PRODUCTS &
                    SERVICES-- 1.5%
   10,000         Adidas AG ADS, 144A.................      656,900
    8,000         International Flavors & Fragrances,
                    Inc...............................      392,000
    2,000      *  National Processing, Inc............       22,250
    4,000         Nike, Inc. Cl. B....................      212,000
 SHARES                                                   VALUE
----------------------------------------------------------------------------
COMMON STOCK-- CONTINUED
                  CONSUMER PRODUCTS &
                    SERVICES-- CONTINUED
   17,100         St. John Knits, Inc................. $    768,431
   10,500         Toro Co. (The)......................      416,063
                                                          ----------
                                                          2,467,644
                                                          ----------
                  DIVERSIFIED COMPANIES-- 0.6%
   10,000         General Electric Co.................      680,625
   15,000         Trizec Hahn Corp....................      387,187
                                                          ----------
                                                          1,067,812
                                                          ----------
                  ELECTRICAL EQUIPMENT &
                    SERVICES-- 3.5%
    6,000         AMP, Inc............................      321,375
    8,000         Avnet, Inc..........................      508,500
   10,000      *  Gateway 2000, Inc...................      314,375
   30,000         Harman International Industries,
                    Inc...............................    1,501,875
   21,000         Hewlett-Packard Co..................    1,460,812
   14,300         Park Electrochemical Corp...........      414,700
   60,000      *  Southern Electronics Corp...........    1,170,000
                                                          ----------
                                                          5,691,637
                                                          ----------
                  ENERGY-- 0.9%
    5,000         Amoco Corp..........................      481,875
   10,000         Equitable Resources, Inc............      315,000
   15,000         Williams Companies., Inc. (The).....      702,187
                                                          ----------
                                                          1,499,062
                                                          ----------
                  FINANCE & INSURANCE-- 6.6%
   10,000         American International Group, Inc...    1,031,875
   12,000         Chubb Corp..........................      852,750
   20,000         Countrywide Credit Industries,
                    Inc...............................      728,750
    3,000         Enhance Financial Services Group,
                    Inc. .............................      164,250
   10,000         FBL Financial Group, Inc., Cl. A....      370,000
   12,000         Federal National Mortgage Assn......      564,000
   15,000         FFVA Financial Corp.................      474,375
   20,000      *  FPIC Insurance Group, Inc...........      590,000
   11,100         Interstate/Johnson Lane, Inc........      345,488
   13,333         Legg Mason, Inc.....................      703,333
   20,000         Lehman Brothers Holdings, Inc.......    1,072,500
    9,000         Mercury General Corp................      787,500
   10,000         Merrill Lynch & Co., Inc............      741,875
   28,000         Nationwide Financial Services, Inc.,
                    Cl. A.............................      780,500
   18,000         North American Mortgage Co..........      517,500
      183      *  Security Capital Group, Inc.,
                    Cl. B, Warrants $28.00
                    Expiring 9/18/98..................        1,464
   20,000         Wilmington Trust Corp...............    1,092,500
                                                         -----------
                                                         10,818,660
                                                         -----------
                  HEALTHCARE PRODUCTS &
                    SERVICES-- 3.7%
    7,000         Abbott Laboratories.................      447,562
   25,000         American Home Products Corp.........    1,825,000
   21,200         Beckman Instruments, Inc............      902,325

                                  (CONTINUED)

----------------------------------------------------------------(Photo of brick
                                    EVERGREEN              wall and dollar sign
                          TAX STRATEGIC FOUNDATION FUND            appear here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

 SHARES                                                   VALUE
------------------------------------------------------------------------------

COMMON STOCK-- CONTINUED
                  HEALTHCARE PRODUCTS &
                    SERVICES-- CONTINUED
    8,250      *  Bio-Rad Laboratories, Inc. Cl. A.... $    247,500
    5,000      *  Lincare Holdings, Inc...............      252,188
    2,000         Medtronic, Inc......................       94,000
   10,000         Pfizer, Inc.........................      600,625
   10,000         Rhone Poulenc Rorer, Inc............      966,875
    5,000         Shared Medical System Corp..........      264,375
   15,000         U.S. Surgical Corp..................      437,812
                                                          ----------
                                                          6,038,262
                                                          ----------
                  INDUSTRIAL SPECIALTY PRODUCTS &
                    SERVICES-- 2.7%
    3,300         Applied Power, Inc., Cl. A..........      207,694
   14,751         Autoliv, Inc........................      626,917
    5,000         Cadmus Communications Corp..........      102,500
    7,500      *  Chemfab Corp........................      161,250
   16,000         Fisher Scientific International,
                    Inc...............................      751,000
   12,000         Furon Co............................      492,750
   25,000         Meade Instruments Corp..............      240,625
   13,900         Snap-on, Inc........................      640,269
   20,000         Timken Co. (The)....................      801,250
   10,000      *  UCAR International, Inc.............      477,500
                                                          ----------
                                                          4,501,755
                                                          ----------
                  INFORMATION SERVICES &
                    TECHNOLOGY-- 1.3%
   24,000         Intel Corp..........................    2,215,500
                                                          ----------
                  PUBLISHING, BROADCASTING &
                    ENTERTAINMENT-- 0.3%
   10,000         Belo (A.H.) Corp., Ser. A...........      485,000
                                                          ----------
                  REAL ESTATE-- 6.8%
    8,800      *  Alexander's, Inc....................      723,800
   50,000      *  Boston Properties, Inc. REIT........    1,640,625
   20,000         Brandywine Realty Trust REIT........      478,750
   12,000      *  Capstead Mortgage Corp..............      312,000
   31,400         Continental Homes Holding Corp......      920,412
   25,000         Equity Office Properties Trust
                    REIT..............................      848,437
   13,500         Gables Residential Trust REIT.......      366,188
   15,725      *  HFS, Inc............................    1,170,530
   24,438      *  Homestead Village Properties,
                    Inc...............................      433,774
      293      *  Homestead Village Properties, Inc.,
                    Warrants $10.00 Expiring
                    10/29/97..........................        2,381
   40,000         INMC Mortgage Holdings, Inc. REIT...    1,000,000
   15,000      *  Interstate Hotels Co................      489,375
    2,000      *  John Q. Hammons Hotels, Inc., Cl.
                    A.................................       17,500
   30,000         Kilroy Realty Corp. REIT............      810,000
   19,000         Patriot American Hospitality, Inc.
                    REIT..............................      605,625
   20,000         Prentiss Properties Trust REIT......      577,500
    3,485         Security Capital Pacific Trust
                    REIT..............................       81,898
   10,000      *  SL Green Reality Corp. REIT.........      258,750
   25,000         Sunstone Hotel Investors, Inc.......      440,625
                                                         -----------
                                                         11,178,170
                                                         -----------
 SHARES                                                   VALUE
--------------------------------------------------------------------------
COMMON STOCK-- CONTINUED
                  RETAILING & WHOLESALE-- 1.1%
   16,000         Lowe's Companies., Inc.............. $    622,000
    8,200         Mercantile Stores Co., Inc..........      516,087
   10,000      *  Payless Shoesource, Inc.............      596,875
                                                          ----------
                                                          1,734,962
                                                          ----------
                  THRIFT INSTITUTIONS-- 1.1%
   18,000         Bank United Corp....................      796,500
   15,000      *  BankUnited Financial Corp...........      196,875
   10,000         Golden West Financial Corp..........      897,500
                                                          ----------
                                                          1,890,875
                                                          ----------
                  TRANSPORTATION-- 0.3%
   20,500      *  Airnet Systems, Inc.................      494,563
                                                          ----------
                  UTILITIES-- ELECTRIC-- 0.1%
    9,900         TNP Enterprises, Inc................      248,738
                                                          ----------
                  UTILITIES-- TELEPHONE-- 1.1%
   10,000      *  360 Communications Co...............      208,750
   15,000         Frontier Corp.......................      345,000
    8,000         GTE Corp............................      363,000
   18,000         Sprint Corp.........................      900,000
                                                          ----------
                                                          1,816,750
                                                          ----------
                  TOTAL COMMON STOCK--
                    (COST $51,999,830)................   69,604,173
                                                         -----------
CONVERTIBLE PREFERRED STOCKS-- 2.0%
                  BANKS-- 1.2%
   63,000         WBK Trust,
                    10.0%, STRYPES (exchangeable for
                    Westpac Banking Corp. Common
                    Stock)............................    1,975,050
                                                         -----------
                  TRANSPORTATION-- 0.8%
   20,000         CNF Trust I,
                    6.25%, Series IGL, STRYPES
                    (exchangeable for CNF
                    Transportation, Inc. Common
                    Stock)............................    1,287,500
                                                         -----------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                    (COST $2,975,050).................    3,262,550
                                                         -----------

 AMOUNT
 CONVERTIBLE DEBENTURES-- 0.3%
                  ENERGY-- 0.2%
                  Parker Drilling Co.,
 $250,000           5.50%, 8/1/04.....................
                                                            303,750
                                                            --------
                  TRANSPORTATION-- 0.1%
                  Personnel Group of America, Inc.,
                    5.75%, 7/1/04, 144A...............
                  TOTAL CONVERTIBLE DEBENTURES
  150,000           (COST $400,000)...................      176,625
                                                            --------
                                                            480,375
                                                            --------

                                  (CONTINUED)

(Photo of brick--------------------------------------------------------------
wall and dollar                     EVERGREEN
sign appear here)        TAX STRATEGIC FOUNDATION FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)


PRINCIPAL
 AMOUNT                                                   VALUE
-----------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-- 59.3%
                   LONG TERM MUNICIPAL
                     OBLIGATIONS-- 55.0%
                   ALASKA-- 0.6%
$1,000,000         Alaska Hsg. Fin. Corp. Mtge. RB,
                     1996 Ser. A
                     6.05%, 12/1/17 (MBIA)............ $  1,026,790
                                                       -------------
                   ARIZONA-- 0.3%
   500,000         City of Tucson GO RB, Ser. 1995
                     5.70%, 7/1/08 (FGIC).............      538,050
                                                         -----------
                   CALIFORNIA-- 4.0%
   500,000         California Edl. Facs. Auth. RB
                     (Carnegie Institution of
                     Washington), Ser. A
                     5.60%, 10/1/23...................      504,165
   700,000         California Hsg. Fin. Agcy. RB Ser.
                     I
                     5.75%, 2/1/29 (MBIA).............      704,116
 1,000,000         Los Angeles Cnty. Metro Trans.
                     Auth. Sales Tax RB Ser. A
                     5.13%, 7/1/10 (MBIA).............    1,019,390
 1,200,000         Northern CA Transmission RB Ser. A
                     5.30%, 5/1/10 (MBIA).............    1,257,300
 1,000,000         Oakland GO Ser. C, Measure K
                     5.90%, 12/15/22 (MBIA)...........    1,043,250
 1,000,000         San Francisco City & Cnty. Intl
                     Aprt. RB Ser. Issue 10-A, (AMT)
                     5.70%, 5/1/26 (MBIA).............    1,017,440
 1,000,000         Southern CA Pub. Pwr. Auth. RB
                     (Mead Adelanto Proj.) Ser. A
                     5.00%, 7/1/17 (AMBAC)............      961,090
                                                          ----------
                                                          6,506,751
                                                          ----------
                   COLORADO-- 3.0%
   500,000         Arapahoe Cnty. Pub. Hwy. Auth.
                     Capital Imp. Trust Fund Hwy. RB
                     (E-470 Proj.)
                     6.15%, 8/31/26 (MBIA)............      537,865
 1,475,000         Colorado Hlth. Facs. Auth. RB (P/SL
                     Hlthcare Sys.) Proj. A
                     6.88%, 2/15/23...................    1,676,632
   500,000         Denver City & Cnty. Sch. Dist. # 1
                     GO RB, Ser. 1994A
                     6.50%, 6/1/10 (MBIA).............      575,830
 1,070,000         Douglas Cnty. Co. Sch. Dist. # 1
                     Prerefunded Imp. Ser. A
                     6.50%, 12/15/16..................    1,214,611
 1,000,000         E-470 Pub. Hwy. Auth. RB Ser. A
                     5.00%, 9/1/26 (MBIA).............      938,970
                                                          ----------
                                                          4,943,908
                                                          ----------
PRINCIPAL
  AMOUNT                                                  VALUE
-------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-- CONTINUED
                  DELAWARE-- 0.7%
$1,000,000        Delaware Econ. Dev. Auth. Hosp. RB
                    (The Osteopathic Hosp. Assoc. of
                    Delaware/Riverside Hosp.), Ser. A
                    6.50%, 1/1/08..................... $  1,116,370
                                                         -----------
                  DISTRICT OF COLUMBIA-- 0.9%
1,500,000         Metro Wash D.C. Aprt. Auth.
                    RB Ser. B
                    5.50%, 10/1/23 (AMT)..............    1,495,875
                                                         -----------
                  FLORIDA-- 1.6%
  300,000         Dade Cnty. Aviation RRB,
                    Ser. 1995A
                    6.10%, 10/1/11 (AMBAC)............      327,627
2,000,000         Florida Muni. Pwr Agy. RB Prefunded
                    (Stanton II Proj.)
                    6.50%, 10/1/20 (AMBAC)............    2,234,260
                                                          ----------
                                                          2,561,887
                                                          ----------
                  GEORGIA-- 2.6%
1,000,000         Atlanta Wtr. & Swr. RB
                    5.25%, 1/1/27 (FGIC)..............      976,540
1,000,000         Cherokee Cnty. Wtr. & Swr.
                    Auth. RB
                    5.20%, 8/1/25 (MBIA)..............      989,760
1,000,000         Dalton Util. RRB
                    6.00%, 1/1/08 (MBIA)..............    1,106,440
1,000,000         Muni. Elec. Auth. Special Obligation
                    Bonds (5Th Crossover Proj. 1)
                    6.50%, 1/1/17 (MBIA)..............    1,155,510
                                                          ----------
                                                          4,228,250
                                                          ----------
                  HAWAII-- 1.3%
2,000,000         Honolulu City & Cnty. GO Prerefunded
                    Ser. A
                    6.60%, 8/1/04.....................    2,184,600
                                                          ----------
                  ILLINOIS-- 2.0%
1,000,000         Chicago Wastewater Transmission RB
                    5.00%, 1/1/15 (FGIC)..............      973,990
2,000,000         Metro. Pier & Exposition
                    Auth. RB Prerefunded
                    (McCormick Pl. Expn. A)
                    6.50%, 6/15/07 (FGIC).............    2,248,580
                                                          ----------
                                                          3,222,570
                                                          ----------
                  MAINE-- 0.6%
1,000,000         Maine Hlth. & High Edl. Fac. Auth.
                    RB Ser. B
                    5.75%, 7/1/26 (AMBAC).............    1,025,710
                                                          ----------
                  MASSACHUSETTS-- 3.4%
  250,000         Massachusetts Hsg. Fin. Agcy. Hsg.
                    Proj. RRB, 1993 Ser. A
                    5.95%, 10/1/08 (AMBAC)............      261,843

                                  (CONTINUED)

----------------------------------------------------------------(Photo of brick
                                    EVERGREEN                   wall and dollar
                          TAX STRATEGIC FOUNDATION FUND       sign appear here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

PRINCIPAL
 AMOUNT                                                   VALUE
MUNICIPAL OBLIGATIONS-- CONTINUED
                  MASSACHUSETTS-- CONTINUED
$ 250,000         Massachusetts Bay Trans. Auth.
                    General Trans. Sys. Bonds,
                    Ser. 1994A
                    7.00%, 3/1/08..................... $    294,442
2,335,000         Massachusetts GO Prerefunded Ser. B
                    6.50%, 8/1/11 (AMBAC).............    2,563,106
1,500,000         Massachusetts Port. Auth. RB Ser. A
                    5.00%, 7/1/27.....................    1,407,315
1,000,000         Massachusetts Tpk. Auth. RB (Western
                    Tpke.) Ser. A
                    5.55%, 1/1/17 (MBIA)..............    1,008,500
                                                          ----------
                                                          5,535,206
                                                          ----------
                  MICHIGAN-- 2.9%
1,030,000         Detroit Wtr. Supply Sys. RB
                    Sr. Lien Ser. A
                    5.75%, 7/1/11 (MBIA)..............    1,109,269
1,000,000         Detroit GO Ser. A
                    6.80%, 4/1/15.....................    1,152,930
  300,000         Michigan Muni. Bond Auth. RB (Local
                    Govt. Loan Prog.),
                    Ser 1994G
                    6.55%, 11/1/08 (AMBAC)............      338,199
2,000,000         Monroe Cnty. Econ. Dev. Corp. Ltd.
                    Prerefunded RB (Comm. Hlth.
                    Serv.)
                    7.00%, 9/1/21 (MBIA)..............    2,232,800
                                                          ----------
                                                          4,833,198
                                                          ----------
                  MISSOURI-- 3.1%
  480,000         Missouri Hsg. Dev. Commission Single
                    Family Mtge. RB (Homeownership
                    Loan Prog.),
                    1996 Ser. D
                    6.00%, 9/1/17 (Collaterialized by
                    GNMA or FNMA Certificates)........      491,390
  935,000         Missouri Hsg. Dev. Commission Single
                    Family Mtge. RB (Homeownership
                    Loan Prog.),
                    1996 Ser. B
                    6.25%, 9/1/15 (Collaterialized by
                    GNMA or FNMA Certificates)........      970,932
2,000,000         Sikeston Elec. Prerefunded RB
                    6.25%, 6/1/22 (MBIA)..............    2,197,840
  500,000         St. Louis Muni. Fin. Corp. Leasehold
                    Rev. Imp. Bonds (City Justice
                    Ctr.), Ser. 1996A
                    5.95%, 2/15/16 (AMBAC)............      529,990

PRINCIPAL
 AMOUNT                                                   VALUE
-----------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-- CONTINUED
                  MISSOURI-- CONTINUED
$1,000,000        St. Louis Regl. Convention & Spts
                    Complex Auth. RB Fac. C
                    5.30%, 8/15/17 (AMBAC)............ $    992,650
                                                         -----------
                                                          5,182,802
                                                         -----------
                  NEVADA-- 2.6%
1,000,000         Clark Cnty. (Las Vegas McCarran
                    Int'l Arpt. Passenger Fac. Charge)
                    RB,
                    1992 Ser. A
                    6.00%, 7/1/22 (AMBAC).............    1,050,780
2,000,000         Clark Cnty. Sanitation Dist.
                    Prerefunded Ser. A
                    6.80%, 7/1/12.....................    2,230,860
1,000,000         Washoe Cnty. GO
                    5.00%, 6/1/17 (MBIA)..............      961,190
                                                          ----------
                                                          4,242,830
                                                          ----------
                  NEW JERSEY-- 1.7%
1,090,000         New Jersey GO Prerefunded
                    6.00%, 8/1/05.....................    1,178,693
1,400,000         New Jersey Tpke. Auth. RB Ser. C
                    6.50%, 1/1/16 (MBIA)..............    1,621,774
                                                          ----------
                                                          2,800,467
                                                          ----------
                  NEW YORK-- 5.4%
1,245,000         Metro Trans. Auth. Fac. RB
                    Prerefunded Ser. L
                    6.63%, 7/1/14.....................    1,387,366
  375,000         New York GO Ser. L
                    5.38%, 8/1/11 (MBIA)..............      382,714
  250,000         New York St. Mtge. Agcy. Homeowner
                    Mtge. RB, Ser. 44
                    (AMT)
                    6.60%, 4/1/03.....................      262,687
1,000,000         New York St. Mtge. Agcy. Homeowner
                    Mtge. RB, Ser. 56
                    (AMT)
                    5.88%, 10/1/19....................    1,026,850
  245,000         New York St. Med. Care Facs. Fin.
                    Agcy. RB (Mental Hlth. Svcs.
                    Facs.), 1992 Ser. B
                    6.25%, 8/15/10 (AMBAC)............      261,831
  500,000         New York St. Med. Care Facs. Fin.
                    Agcy. RB (Mental Hlth. Svcs.
                    Facs.), 1995 Ser. A
                    6.00%, 2/15/25 (MBIA).............      525,185
  500,000         New York St. Mtge. Agcy. RB
                    (Homeowner Mtge.) Ser. 63,
                    (AMT)
                    5.60%, 4/1/10.....................      509,945
1,000,000         New York St. Thruway Auth.
                    General RB, Ser. C
                    6.00%, 1/1/25 (FGIC)..............    1,051,330

                                  (CONTINUED)

(Photo of brick--------------------------------------------------------------
wall and dollar                     EVERGREEN
sign appear here)         TAX STRATEGIC FOUNDATION FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

PRINCIPAL
 AMOUNT                                                   VALUE
----------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-- CONTINUED
                  NEW YORK-- CONTINUED
$1,000,000        New York St. Thruway Auth. RB
                    Ser. B
                    5.00%, 1/1/20 (MBIA).............. $    944,760
  250,000         Port Auth. of New York & New Jersey
                    Consolidated Bonds, 97th Ser. 2nd
                    Installment (AMT)
                    7.00%, 7/15/05 (FGIC).............      289,258
2,000,000         Port Auth. of New York & New Jersey
                    Special Obligation RB (JFK Intl.
                    Airport Terminal 6 Proj.)
                    6.25%, 12/1/10 (MBIA).............    2,247,140
                                                          ----------
                                                          8,889,066
                                                          ----------
                  NORTH CAROLINA-- 0.3%
  500,000         North Carolina Hsg. Fin. Agy. Single
                    Family Ser. 00, (Orig. Avg. Life
                    Est.)
                    5.80%, 9/1/12 (FHA)...............      518,585
                                                          ----------
                  NORTH DAKOTA-- 0.6%
1,000,000         Mercer Cnty. Poll. Ctrl. RRB (Basin
                    Elec. Pwr. Cooperative-Antelope
                    Valley Unit 1 & Common Facs.),
                    Second 1995 Ser.
                    6.05%, 1/1/19 (AMBAC).............    1,060,200
                                                         -----------
                  OHIO-- 0.5%
  700,000         Board of Ed. Beavercreek Local Sch.
                    Dist. (Cnty. of Greene) Sch. Imp.
                    Bonds (Unltd. Tax GO), Ser. 1996
                    6.60%, 12/1/15 (FGIC).............      823,361
                                                          ----------
                  PENNSYLVANIA-- 4.9%
1,965,000         Pennsylvania Intergovernmental Coop.
                    Auth. Spec. Tax Rev. Phil. Funding
                    Prog., Prerefunded
                    6.80%, 6/15/12....................    2,173,978
1,450,000         Pennsylvania Intergovernmental Coop.
                    Auth. Spec. Tax Rev. Phil. Funding
                    Prog., Prerefunded
                    7.00%, 6/15/14....................    1,684,813
3,000,000         Pennsylvania Tpke. Commission RB
                    Ser. J, Prerefunded
                    7.15%, 12/1/11 (FGIC).............    3,379,320
  750,000         Philadelphia Wtr. & Wastewater RB
                    6.25%, 8/1/11 (MBIA)..............      850,815
                                                          ----------
                                                          8,088,926
                                                          ----------
                  TENNESSEE-- 0.2%
  300,000         Bristol Hlth. & Edl. Facs. Board RRB
                    (Bristol Mem. Hosp.),
                    Ser. 1993
                    6.75%, 9/1/07 (FGIC)..............      347,523
                                                            --------
PRINCIPAL
 AMOUNT                                                   VALUE
------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-- CONTINUED
                  TEXAS-- 6.6%
$1,000,000        Dallas GO, Prerefunded
                    6.13%, 2/15/05.................... $  1,085,200
1,000,000         Harris Cnty. RB (Toll Road Sr. Lien)
                    5.00%, 8/15/24 (MBIA).............      944,910
1,000,000         Houston Wtr. Conveyance Sys.
                    Contract COP, Ser. 1993J
                    6.13%, 12/15/09 (AMBAC)...........    1,123,230
  500,000         Houston Wtr. Conveyance Sys.
                    Contract COP, Ser. 1993H
                    7.50%, 12/15/10 (AMBAC)...........      627,510
  500,000         Houston Wtr. & Swr. Sys. RB Jr.
                    Lien Ser. D
                    5.00%, 12/1/25 (FGIC).............      471,870
1,000,000         San Antonio Elec. & Gas RB
                    5.25%, 2/1/10.....................    1,017,900
1,500,000         Tarrant Cnty. Hlth. Facs. Dev. Corp.
                    Hlth. Res. Sys. Ser. A
                    5.25%, 2/15/17 (MBIA).............    1,462,530
1,000,000         Texas Muni. Pwr. Agy. RB
                    5.25%, 9/1/09 (MBIA)..............    1,046,000
1,000,000         Texas Wtr. Dev. Board RB Sr. Lien
                    Ser. B
                    5.13%, 7/15/18....................      971,890
2,000,000         Univ. of Texas Permanent Univ. Fund
                    RB Prerefunded
                    6.50%, 7/1/11.....................    2,192,240
                                                         -----------
                                                         10,943,280
                                                         -----------
                  UTAH-- 0.7%
  500,000         Salt Lake City Hosp. RB (IHC
                    Hospitals, Inc.)
                    6.30%, 2/15/15....................      557,495
  500,000         Utah Hsg. Fin. Agcy. RB (Single
                    Family Mtge.) Ser. B
                    6.00%, 7/1/16 (FHA)...............      517,745
                                                          ----------
                                                          1,075,240
                                                          ----------
                  VIRGINIA-- 2.0%
2,000,000         Hanover Cnty. Indl. Dev. Auth. (Mem.
                    Regl. Med. Center Proj. at Hanover
                    Med. Park), Ser. 1995
                    6.38%, 8/15/18 (MBIA).............    2,288,680
1,000,000         Virginia Pub. Bldg. Auth. Facs. RB
                    Ser. A
                    5.38%, 8/1/10.....................    1,040,380
                                                          ----------
                                                          3,329,060
                                                          ----------
                  WASHINGTON-- 0.6%
  500,000         Snohomish Cnty. Sch. Dist. GO
                    5.70%, 12/1/15 (FGIC).............      520,235
  500,000         Vancouver Wtr. & Swr. RB
                    5.25%, 6/1/17 (MBIA)..............      491,535
                                                          ----------
                                                          1,011,770
                                                          ----------

                                  (CONTINUED)

----------------------------------------------------------------(Photo of brick
                                    EVERGREEN                   wall and dollar
                          TAX STRATEGIC FOUNDATION FUND       sign appear here)

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                         September 30, 1997 (Unaudited)

PRINCIPAL
 AMOUNT                                                   VALUE
-----------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-- CONTINUED
                  WEST VIRGINIA-- 0.6%
$1,000,000        West Virginia St. Hsg. Dev. Fund
                    RB Ser. A
                    6.05%, 5/1/27..................... $  1,032,560
                                                          ----------
                  WISCONSIN-- 0.3%
  500,000         Wisconsin Hsg. & Econ. Dev. Auth.
                    Home Ownership RB Ser. E
                    (AMT)
                    6.00%, 9/1/28.....................      512,670
                                                           ---------
                  PUERTO RICO-- 1.0%
  500,000         Puerto Rico Elec. Pwr. Auth.
                    RB Ser. BB
                    6.25%, 7/1/10 (MBIA)..............      569,535
  500,000         Puerto Rico Hsg. Bank & Fin. Agcy.
                    RB (Single Family Affordable Hsg.
                    Mtge. Subsidy Prog.) Portfolio I
                    (AMT)
                    5.85%, 4/1/09 (Collaterialized by
                    GNMA, FNMA & FHLMC
                    Certificates).....................      514,530
  500,000         Puerto Rico Pub. Bldgs Auth. RB
                    Govt. Fac. Ser. B
                    5.10%, 7/1/10 (MBIA)..............      509,265
                                                          ----------
                                                          1,593,330
                                                          ----------
                  TOTAL LONG TERM MUNICIPAL
                    OBLIGATIONS
                    (COST $88,818,357)................   90,670,835
                                                         -----------
                  SHORT TERM MUNICIPAL
                  OBLIGATIONS-- 4.3%
                  GEORGIA-- 0.9%
1,500,000         Hapeville Dev. Auth. Indl. Dev. RB
                    (Hapeville Hotel Ltd. Partnership
                    Proj.), Ser. 1985
                    3.85%-- VRDN (LOC: Swiss Bank
                    Corp.)............................    1,500,000
                  NEW YORK-- 3.4%
2,000,000         New York City GO, Fiscal 1995
                    Ser. B Sub-Ser. B-7
                    3.85%-- VRDN (AMBAC)..............    2,000,000
3,500,000         New York City Muni. Wtr. Fin. Auth.;
                    Wtr. and Swr. Sys. RB,
                    1993 Ser. C
                    3.85%-- VRDN (FGIC)...............    3,500,000
                                                          ----------
                                                          5,500,000
                                                          ----------
PRINCIPAL
 AMOUNT                                                   VALUE
-----------------------------------------------------------------------------
                  TOTAL SHORT TERM MUNICIPAL
                    OBLIGATIONS
                    (COST $7,000,000)................. $  7,000,000
                                                         -----------
                  TOTAL MUNICIPAL OBLIGATIONS
                    (COST $95,818,357)................   97,670,835
                                                         -----------
MUTUAL FUND SHARES-- 0.0% (A)
   67,000         Federated Tax Free Obligations Fund
                    (COST $67,000)....................       67,000
                                                         -----------

                   TOTAL INVESTMENTS--
                     (COST $151,260,237)..... 103.8%    171,084,933
                   OTHER ASSETS AND
                     LIABILITIES-- NET.......  (3.8)%    (6,275,691)
                                              -------  -------------
                   NET ASSETS--               100.0%   $164,809,242
                                              =======  =============

THE FOLLOWING ABBREVIATIONS ARE USED IN THIS PORTFOLIO:

ADS            American Depository Shares
AMT            Subject to Alternative Minimum Tax
COP            Certificate of Participation
FHA            Federal Housing Authority
FHLMC          Federal Home Loan Mortgage Corp.
FNMA           Federal National Mortgage Corp.
GO             General Obligations
GNMA           Government National Mortgage Corp.
LOC            Letter of Credit
RB             Revenue Bonds
REIT           Real Estate Investment Trust
RRB            Refunding Revenue Bonds
STRYPES        Structured Yield Product Exchangeable for Stock
VRDN           Variable Rate Demand Notes are payable on demand
               at par on no more than seven calendar days' notice
               given by the Fund to the issuer or other parties
               not affiliated with the issuer. These notes
               normally incorporate an irrevocable letter of
               credit or line of credit from a major bank.
               Interest rates presented for these securities are
               those in effect as of September 30, 1997.

MUNICIPAL BOND INSURANCE COMPANIES:

AMBAC          American Municipal Bond Assurance Corp.
FGIC           Financial Guarantee Insurance Corp.
MBIA           Municipal Bond Insurance Association

144A Rule 144A securities are restricted as to resale to qualified institutional investors.

 *   Non income producing security.

** At September 30, 1997, the Fund owned 3,000 shares of common stock of First Union Corp. at a cost of $57,890. During the period ended September 30, 1997, the Fund earned $1,830 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.

 (a) Less than one-tenth of a percent.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of pine cone and
branches appears here)              EVERGREEN

                      STATEMENTS OF ASSETS AND LIABILITIES
                         September 30, 1997 (Unaudited)

                                                                   (Photo)         (Photo)         (Photo)         (Photo)
                                                                   AMERICAN                                     TAX STRATEGIC
                                                                  RETIREMENT       BALANCED       FOUNDATION     FOUNDATION
                                                                     FUND            FUND            FUND           FUND

------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at market value (identified cost, $162,507,133,
    $852,367,129, $1,649,976,202, $151,260,237,
    respectively)..............................................   $193,909,739  $  980,915,664  $2,133,924,739   $171,084,933
  Cash.........................................................         7,636                0          15,229     1,233,703
  Receivable for investments sold..............................     2,332,425       24,895,549          57,742             0
  Receivable for Fund shares sold..............................       958,171          197,221       6,234,488     3,383,429
  Dividends and interest receivable............................       981,001        9,475,994       9,507,845     1,451,496
  Prepaid expenses and other assets............................        84,898           56,172          56,166        65,780
------------------------------------------------------------------------------------------------------------------------------
      Total assets.............................................   198,273,870    1,015,540,600   2,149,796,209   177,219,341
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased............................    13,463,401       26,792,553      12,000,483    12,139,771
  Payable for Fund shares repurchased..........................       174,328        2,236,096       1,497,065        27,268
  Management fee payable.......................................       135,534          432,042       1,312,936       125,534
  Distribution Plan expenses payable...........................        89,263           82,279         616,549        77,589
  Due to affiliates............................................             0           28,428               0             0
  Accrued expenses and other liabilities.......................        34,847          113,423         111,991        39,937
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities........................................    13,897,373       29,684,821      15,539,024    12,410,099
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS.....................................................   $184,376,497  $  985,855,779  $2,134,257,185   $164,809,242
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY
  Paid-in capital..............................................   $149,184,528  $  752,060,631  $1,621,677,242   $143,778,789
  Undistributed net investment income..........................        79,873          250,843         318,223        55,155
  Accumulated undistributed net realized gains on
    investments................................................     3,709,490      104,995,770      28,313,183     1,150,602
  Net unrealized appreciation on investments...................    31,402,606      128,548,535     483,948,537    19,824,696
------------------------------------------------------------------------------------------------------------------------------
      Total net assets.........................................   $184,376,497  $  985,855,779  $2,134,257,185   $164,809,242
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSISTS OF
  Class A......................................................   $22,569,457   $   46,014,346  $  282,258,724   $36,942,860
  Class B......................................................   120,101,008      119,797,058     840,047,090    98,085,668
  Class C......................................................     2,130,175          509,754      36,982,221    11,942,992
  Class Y......................................................    39,575,857      819,534,621     974,969,150    17,837,722
------------------------------------------------------------------------------------------------------------------------------
      Total net assets.........................................   $184,376,497  $  985,855,779  $2,134,257,185   $164,809,242
------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
  Class A......................................................     1,407,993        3,303,565      14,902,252     2,388,969
  Class B......................................................     7,532,121        8,598,683      44,542,417     6,349,968
  Class C......................................................       133,304           36,791       1,961,329       774,493
  Class Y......................................................     2,468,868       58,842,876      51,427,472     1,150,794
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A......................................................   $     16.03   $        13.93  $        18.94   $     15.46
------------------------------------------------------------------------------------------------------------------------------
  Class A-- Offering price (based on maximum initial sales
    charge of 4.75%)...........................................   $     16.83   $        14.62  $        19.88   $     16.23
------------------------------------------------------------------------------------------------------------------------------
  Class B......................................................   $     15.95   $        13.93  $        18.86   $     15.45
------------------------------------------------------------------------------------------------------------------------------
  Class C......................................................   $     15.98   $        13.86  $        18.86   $     15.42
------------------------------------------------------------------------------------------------------------------------------
  Class Y......................................................   $     16.03   $        13.93  $        18.96   $     15.50
------------------------------------------------------------------------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                       (Photo of pine cones and
                                    EVERGREEN            branches appears here)

                            STATEMENTS OF OPERATIONS
                Six months ended September 30, 1997 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                     (Photo)        (Photo)        (Photo)        (Photo)
                                                                    AMERICAN                                   TAX STRATEGIC
                                                                   RETIREMENT      BALANCED      FOUNDATION     FOUNDATION
                                                                      FUND           FUND           FUND           FUND

INVESTMENT INCOME
  Interest......................................................   $ 1,957,588    $16,322,615    $23,965,812    $ 1,598,452
  Dividends (net of foreign withholding taxes of $11,085, $0,
    $3,933, and $587, respectively).............................     1,707,937      5,339,110     12,506,167        429,876
------------------------------------------------------------------------------------------------------------------------------
      Total income..............................................     3,665,525     21,661,725     36,471,979      2,028,328
EXPENSES
  Management fee................................................       590,274      2,398,336      7,364,929        499,087
  Distribution Plan expenses....................................       526,001        634,552      4,075,603        376,183
  Transfer agent fees...........................................       169,068        277,501      1,613,895         73,058
  Administrative services fees..................................             0        170,177              0              0
  Trustees fees.................................................         4,935         14,919         15,251          3,129
  Custodian fees................................................        23,438        193,984        187,408         13,318
  Other.........................................................        81,363        146,764        269,821         40,541
------------------------------------------------------------------------------------------------------------------------------
      Total expenses............................................     1,395,079      3,836,233     13,526,907      1,005,316
  Less: Indirectly paid expenses................................        (2,151)        (2,137)        (5,261)        (3,909)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses..............................................     1,392,928      3,834,096     13,521,646      1,001,407
------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.........................................     2,272,597     17,827,629     22,950,333      1,026,921
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..............................     3,896,003    105,107,762     28,477,168      1,203,899
  Net change in unrealized appreciation on investments..........    20,451,552     26,720,894    300,785,397     13,674,179
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments.................    24,347,555    131,828,656    329,262,565     14,878,078
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $26,620,152    $149,656,285   $352,212,898   $15,904,999
------------------------------------------------------------------------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of pine cones
and branches appears here)          EVERGREEN

                      STATEMENTS OF CHANGES IN NET ASSETS
                Six months ended September 30, 1997 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                    (Photo)        (Photo)          (Photo)        (Photo)
                                                                    AMERICAN                                    TAX STRATEGIC
                                                                   RETIREMENT      BALANCED       FOUNDATION     FOUNDATION
                                                                      FUND           FUND            FUND           FUND

OPERATIONS
  Net investment income.........................................   $ 2,272,597    $17,827,629   $   22,950,333   $ 1,026,921
  Net realized gain on investments..............................     3,896,003    105,107,762       28,477,168     1,203,899
  Net change in unrealized appreciation on investments..........    20,451,552     26,720,894      300,785,397    13,674,179
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations........    26,620,152    149,656,285      352,212,898    15,904,999
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A.....................................................      (306,948)      (803,175)      (3,292,493)     (277,277)
    Class B.....................................................    (1,243,406)    (1,667,559)      (6,887,298)     (465,328)
    Class C.....................................................       (22,372)        (6,764)        (302,699)      (54,463)
    Class Y.....................................................      (631,345)   (15,345,823)     (12,590,707)     (205,154)
  Net realized gain on investments
    Class A.....................................................       (50,054)    (2,708,135)      (2,266,859)     (206,978)
    Class B.....................................................      (268,074)    (6,890,880)      (6,486,778)     (530,383)
    Class C.....................................................        (5,025)       (27,504)        (284,153)      (64,519)
    Class Y.....................................................      (101,776)   (47,382,895)      (8,106,840)     (114,361)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders.........................    (2,629,000)   (74,832,735)     (40,217,827)   (1,918,463)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A.....................................................     5,140,448      1,115,063       21,403,235    18,745,144
    Class B.....................................................    28,294,388      3,505,058      116,692,352    51,454,288
    Class C.....................................................        82,096        123,489        3,971,685     5,969,170
    Class Y.....................................................    (3,517,976)   (10,587,584)      25,503,995       379,455
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from capital
      share transactions........................................    29,998,956     (5,843,974)     167,571,267    76,548,057
------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets..............................    53,990,108     68,979,576      479,566,338    90,534,593
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period...........................................   130,386,389    916,876,203    1,654,690,847    74,274,649
------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD.................................................   $184,376,497   $985,855,779  $2,134,257,185   $164,809,242
------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income.............................   $    79,873    $   250,843   $      318,223   $    55,155
------------------------------------------------------------------------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                      (Photo of pine cones and
                                    EVERGREEN            branches appears here)

                      STATEMENTS OF CHANGES IN NET ASSETS
                       Three Months Ended March 31, 1997*

-------------------------------------------------------------------------------------------------------------------------------
                                                                    (Photo)        (Photo)          (Photo)       (Photo)
                                                                    AMERICAN                                    TAX STRATEGIC
                                                                   RETIREMENT      BALANCED       FOUNDATION     FOUNDATION
                                                                      FUND           FUND            FUND           FUND

OPERATIONS
  Net investment income.........................................   $   916,564    $ 8,751,104   $   10,995,411   $   316,568
  Net realized gain on investments..............................       274,144     56,839,210        7,808,618       865,777
  Net change in unrealized appreciation (depreciation) on
    investments.................................................    (1,782,365)   (62,291,441)     (22,555,700)     (916,721)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations................................................      (591,657)     3,298,873       (3,751,671)      265,624
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A.....................................................      (114,069)      (369,566)      (1,460,563)      (69,706)
    Class B.....................................................      (485,797)      (786,903)      (3,012,553)     (123,210)
    Class C.....................................................       (11,029)        (2,467)        (138,668)      (16,785)
    Class Y.....................................................      (323,235)    (7,410,252)      (5,968,305)      (78,613)
-------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders.........................      (934,130)    (8,569,188)     (10,580,089)     (288,314)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A.....................................................     3,671,829     (1,518,600)      15,311,573     3,898,394
    Class B.....................................................    20,234,620     (1,586,498)      41,126,464    10,911,137
    Class C.....................................................       304,125            251        1,497,047       970,077
    Class Y.....................................................    (3,766,017)    (6,504,902)      (1,068,567)      235,053
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from capital
      share transactions........................................    20,444,557     (9,609,749)      56,866,517    16,014,661
-------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets...................    18,918,770    (14,880,064)      42,534,757    15,991,971
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period...........................................   111,467,619    931,756,267    1,612,156,090    58,282,678
-------------------------------------------------------------------------------------------------------------------------------
  End of period.................................................   $130,386,389   $916,876,203  $1,654,690,847   $74,274,649
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income.............................   $    11,347    $   246,535   $      441,087   $    30,456
-------------------------------------------------------------------------------------------------------------------------------

* THE FUNDS CHANGED THEIR FISCAL YEAR END FROM DECEMBER 31 TO MARCH 31.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

(Photo of pine cones                EVERGREEN
and branches appears here)

                      STATEMENTS OF CHANGES IN NET ASSETS
                          Year Ended December 31, 1996

-----------------------------------------------------------------------------------------------------------------------------
                                                                     (Logo)        (Logo)           (Logo)          (Logo)
                                                                    AMERICAN                                    TAX STRATEGIC
                                                                   RETIREMENT      BALANCED       FOUNDATION     FOUNDATION
                                                                      FUND           FUND            FUND           FUND

OPERATIONS
  Net investment income.........................................   $ 2,435,368    $38,768,775   $   45,192,977   $   858,454
  Net realized gain on investments..............................       537,906     74,563,015       21,629,530     1,133,442
  Net change in unrealized appreciation (depreciation) on
    investments.................................................     6,223,491     (8,122,510)      96,176,448     4,531,613
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations........     9,196,765    105,209,280      162,998,955     6,523,509
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A.....................................................      (214,502)    (1,699,709)      (5,718,718)     (163,381)
    Class B.....................................................      (839,295)    (3,505,791)     (12,786,120)     (306,929)
    Class C.....................................................       (22,543)        (9,398)        (568,120)      (42,461)
    Class Y.....................................................    (1,330,115)   (33,878,986)     (26,366,104)     (342,618)
  In excess of net investment income
    Class A.....................................................             0              0                0          (121)
    Class B.....................................................             0              0                0          (226)
    Class C.....................................................             0              0                0           (31)
    Class Y.....................................................             0              0                0          (253)
  Net realized gain on investment
    Class A.....................................................       (61,826)    (3,402,462)      (1,819,496)     (209,265)
    Class B.....................................................      (302,689)    (8,639,808)      (5,077,907)     (555,359)
    Class C.....................................................        (7,483)       (28,096)        (231,947)      (82,045)
    Class Y.....................................................      (321,583)   (62,657,565)      (7,335,097)     (303,414)
  In excess of net realized gain in investment
    Class A.....................................................        (3,185)             0                0             0
    Class B.....................................................       (15,592)             0                0             0
    Class C.....................................................          (385)             0                0             0
    Class Y.....................................................       (16,566)             0                0             0
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders.........................    (3,135,764)  (113,821,815)     (59,903,509)   (2,006,103)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Class A.....................................................     9,277,590      1,734,257       85,968,709     7,701,565
    Class B.....................................................    50,421,437      1,833,803      237,036,022    19,431,340
    Class C.....................................................     1,310,608         64,578       13,452,660     3,335,899
    Class Y.....................................................    (1,214,773)   (32,534,086)     134,914,397        53,935
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from capital
      share transactions........................................    59,794,862    (28,901,448)     471,371,788    30,522,739
-----------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets...................    65,855,863    (37,513,983)     574,467,234    35,040,145
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period...........................................    45,611,756    969,270,250    1,037,688,856    23,242,533
-----------------------------------------------------------------------------------------------------------------------------
  End of period.................................................   $111,467,619   $931,756,267  $1,612,156,090   $58,282,678
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (accumulated distributions in excess of) net
  investment income.............................................   $    28,913    $   115,118   $       25,764   $      (631)
-----------------------------------------------------------------------------------------------------------------------------

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                                           (Photo of pine cones
                                    EVERGREEN        and branches appears here)

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. ORGANIZATION
The Evergreen Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement"), Evergreen Balanced Fund ("Balanced"), Evergreen Foundation Fund ("Foundation") and Evergreen Tax Strategic Foundation Fund ("Tax Strategic"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. American Retirement is a separate series of the Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. Balanced is a separate investment series of Evergreen Investment Trust, a Massachusetts business trust organized in 1984. Foundation and Tax Strategic are separate series of the Evergreen Foundation Trust, a Massachusetts business trust organized in 1989. American Retirement, Balanced, Foundation and Tax Strategic are collectively referred herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay higher ongoing distribution expenses than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.

2. ACQUISITION INFORMATION

Effective at the close of business on July 17, 1997, Foundation acquired the net assets of Keystone Balanced Fund II, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 111,203, 316,984, and 36,146 Class A, Class B and Class C shares, respectively, of Foundation. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,216,239. The aggregate net assets of Foundation and Keystone Balanced Fund II immediately prior to the acquisition were $1,984,767,050 and $8,490,928, respectively. The aggregate net assets of Foundation immediately after the acquisition were $1,993,257,978.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on each Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. FEDERAL TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net

(Photo of pine cones
and branches appears here)         EVERGREEN

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required.
E. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatments for realized gains from foreign currency related transactions and certain distributions received from real estate investment trusts.

F. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

G. ORGANIZATION EXPENSES
Organization expenses of Tax Strategic are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of Tax Strategic are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $0.0001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED         THREE MONTHS ENDED            YEAR ENDED
                                                        SEPTEMBER 30, 1997          MARCH 31, 1997*          DECEMBER 31, 1996
AMERICAN RETIREMENT                                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
CLASS A
Shares sold........................................     409,427   $ 6,073,868     326,820   $ 4,608,875     762,980   $10,140,786
Shares redeemed....................................     (85,786)   (1,277,382)    (74,356)   (1,044,019)    (84,770)   (1,127,903)
Shares issued in reinvestment of distributions.....      22,332       343,962       7,652       106,973      19,559       264,707
----------------------------------------------------------------------------------------------------------------------------------
Net increase.......................................     345,973     5,140,448     260,116     3,671,829     697,769     9,277,590
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold........................................   2,083,865    30,766,495   1,531,877    21,511,234   3,892,133    51,648,645
Shares redeemed....................................    (264,741)   (3,928,479)   (124,007)   (1,740,809)   (175,385)   (2,331,018)
Shares issued in reinvestment of distributions.....      95,096     1,456,372      33,372       464,195      81,733     1,103,810
----------------------------------------------------------------------------------------------------------------------------------
Net increase.......................................   1,914,220    28,294,388   1,441,242    20,234,620   3,798,481    50,421,437
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold........................................      36,303       522,994      25,543       360,283     100,739     1,334,965
Shares redeemed....................................     (33,868)     (467,693)     (4,726)      (66,693)     (3,928)      (53,590)
Shares issued in reinvestment of distributions.....       1,748        26,795         755        10,535       2,161        29,233
----------------------------------------------------------------------------------------------------------------------------------
Net increase.......................................       4,183        82,096      21,572       304,125      98,972     1,310,608
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold........................................     147,975     2,204,642      87,120     1,231,385     287,843     3,807,908
Shares redeemed....................................    (428,371)   (6,323,531)   (370,659)   (5,263,594)   (481,537)   (6,415,509)
Shares issued in reinvestment of distributions.....      39,114       600,913      19,041       266,192     103,943     1,392,828
----------------------------------------------------------------------------------------------------------------------------------
Net decrease.......................................    (241,282)   (3,517,976)   (264,498)   (3,766,017)    (89,751)   (1,214,773)
----------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share
  transactions.....................................   2,023,094   $29,998,956   1,458,432   $20,444,557   4,505,471   $59,794,862
----------------------------------------------------------------------------------------------------------------------------------

* THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MARCH 31, EFFECTIVE MARCH 31, 1997.

                                                           (Photo of pine cones
                                    EVERGREEN        and branches appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED           THREE MONTHS ENDED               YEAR ENDED
                                                   SEPTEMBER 30, 1997            MARCH 31, 1997*             DECEMBER 31, 1996
BALANCED                                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
CLASS A
Shares sold.................................      174,254   $   2,386,143       82,428   $  1,093,429       450,824   $   5,988,616
Shares redeemed.............................     (337,830)     (4,674,848)    (223,885)    (2,966,293)     (680,925)     (9,159,435)
Shares issued in reinvestment of
  distributions.............................      248,262       3,403,768       26,899        354,264       372,747       4,905,076
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease).....................       84,686       1,115,063     (114,558)    (1,518,600)      142,646       1,734,257
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.................................      274,021       3,770,254      165,348      2,196,560       529,783       7,095,087
Shares redeemed.............................     (612,027)     (8,507,341)    (341,159)    (4,533,333)   (1,260,613)    (16,901,766)
Shares issued in reinvestment of
  distributions.............................      601,851       8,242,145       56,925        750,275       883,591      11,640,482
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease).....................      263,845       3,505,058     (118,886)    (1,586,498)      152,761       1,833,803
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.................................        9,451         126,236        3,813         50,440        19,191         256,143
Shares redeemed.............................       (2,663)        (35,601)      (3,891)       (51,872)      (16,775)       (220,556)
Shares issued in reinvestment of
  distributions.............................        2,412          32,854          128          1,683         2,215          28,991
------------------------------------------------------------------------------------------------------------------------------------
Net increase................................        9,200         123,489           50            251         4,631          64,578
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.................................    6,444,462      88,579,312    3,764,660     49,606,477    16,615,288     221,340,376
Shares redeemed.............................   (9,313,258)   (127,376,397)  (4,480,218)   (59,399,461)  (22,526,104)   (302,083,357)
Shares issued in reinvestment of
  distributions.............................    2,056,772      28,209,501      249,854      3,288,082     3,659,774      48,208,895
------------------------------------------------------------------------------------------------------------------------------------
Net decrease................................     (812,024)    (10,587,584)    (465,704)    (6,504,902)   (2,251,042)    (32,534,086)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease resulting from Fund share
  transactions..............................     (454,293)  $  (5,843,974)    (699,098)  $ (9,609,749)   (1,951,004)  $ (28,901,448)
------------------------------------------------------------------------------------------------------------------------------------

* THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MARCH 31, EFFECTIVE MARCH 31, 1997.

(Photo of pine cones and
branches appears here)              EVERGREEN

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED           THREE MONTHS ENDED               YEAR ENDED
                                                   SEPTEMBER 30, 1997            MARCH 31, 1997*             DECEMBER 31, 1996
FOUNDATION                                        SHARES        AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
CLASS A
Shares sold..................................    2,138,641   $ 37,952,889    1,573,527   $ 26,044,624     8,413,021   $ 126,479,881
Shares redeemed..............................   (1,374,097)   (24,058,166)    (734,487)   (12,146,536)   (3,177,106)    (47,846,922)
Shares issued in reinvestment of
  distributions..............................      305,776      5,468,350       85,926      1,413,485       474,763       7,335,750
Shares issued in acquisition of Keystone
  Balance Fund II............................      111,203      2,040,162            0              0             0               0
------------------------------------------------------------------------------------------------------------------------------------
Net increase.................................    1,181,523     21,403,235      924,966     15,311,573     5,710,678      85,968,709
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold..................................    7,638,579    135,299,965    3,519,353     58,129,934    18,909,215     282,822,448
Shares redeemed..............................   (2,138,489)   (37,379,888)  (1,205,547)   (19,871,723)   (4,174,149)    (62,881,641)
Shares issued in reinvestment of
  distributions..............................      730,455     12,981,571      175,001      2,868,253     1,109,399      17,095,215
Shares issued in acquisition of Keystone
  Balance Fund II............................      316,984      5,790,704            0              0             0               0
------------------------------------------------------------------------------------------------------------------------------------
Net increase.................................    6,547,529    116,692,352    2,488,807     41,126,464    15,844,465     237,036,022
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold..................................      346,148      6,175,674      176,251      2,897,772     1,165,822      17,413,787
Shares redeemed..............................     (198,682)    (3,419,487)     (91,055)    (1,506,028)     (308,109)     (4,629,756)
Shares issued in reinvestment of
  distributions..............................       31,260        555,436        6,429        105,303        43,393         668,629
Shares issued in acquisition of Keystone
  Balance Fund II............................       36,146        660,062            0              0             0               0
------------------------------------------------------------------------------------------------------------------------------------
Net increase.................................      214,872      3,971,685       91,625      1,497,047       901,106      13,452,660
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold..................................    4,272,912     75,868,202    2,229,198     37,037,547    19,300,331     290,354,485
Shares redeemed..............................   (3,903,866)   (68,516,732)  (2,606,400)   (43,297,987)  (12,328,011)   (185,863,701)
Shares issued in reinvestment of
  distributions..............................    1,013,845     18,152,525      315,233      5,191,873     1,977,198      30,423,613
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)......................    1,382,891     25,503,995      (61,969)    (1,068,567)    8,949,518     134,914,397
------------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share
  transactions...............................    9,326,815   $167,571,267    3,443,429   $ 56,866,517    31,405,767   $ 471,371,788
------------------------------------------------------------------------------------------------------------------------------------

* THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MARCH 31, EFFECTIVE MARCH 31, 1997.

-------------------------------------------------------(Photo of pine cones and
                                    EVERGREEN            branches appears here)

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED         THREE MONTHS ENDED            YEAR ENDED
                                                        SEPTEMBER 30, 1997          MARCH 31, 1997*          DECEMBER 31, 1996
TAX STRATEGIC                                          SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
CLASS A
Shares sold........................................   1,314,390   $19,224,077     315,408   $ 4,371,432     652,149   $ 8,273,511
Shares redeemed....................................     (65,001)     (946,696)    (38,895)     (539,727)    (73,546)     (929,252)
Shares issued in reinvestment of distributions.....      31,215       467,763       4,842        66,689      26,949       357,306
--------------------------------------------------------------------------------------------------------------------------------
Net increase.......................................   1,280,604    18,745,144     281,355     3,898,394     605,552     7,701,565
--------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold........................................   3,576,099    52,745,827     816,857    11,299,403   1,563,566    19,725,070
Shares redeemed....................................    (153,562)   (2,229,774)    (36,136)     (499,992)    (85,378)   (1,087,302)
Shares issued in reinvestment of distributions.....      62,718       938,235       8,114       111,726      59,693       793,572
--------------------------------------------------------------------------------------------------------------------------------
Net increase.......................................   3,485,255    51,454,288     788,835    10,911,137   1,537,881    19,431,340
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold........................................     532,638     7,862,760     102,016     1,405,348     263,684     3,324,801
Shares redeemed....................................    (141,354)   (2,005,186)    (31,923)     (445,521)     (5,604)      (70,810)
Shares issued in reinvestment of distributions.....       7,465       111,596         745        10,250       6,172        81,908
--------------------------------------------------------------------------------------------------------------------------------
Net increase.......................................     398,749     5,969,170      70,838       970,077     264,252     3,335,899
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold........................................      37,958       549,399      27,768       386,755      63,086       768,496
Shares redeemed....................................     (18,514)     (267,321)    (12,744)     (174,602)    (84,857)   (1,055,874)
Shares issued in reinvestment of distributions.....       6,489        97,377       1,657        22,900      26,475       341,313
--------------------------------------------------------------------------------------------------------------------------------
Net increase.......................................      25,933       379,455      16,681       235,053       4,704        53,935
--------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share
  transactions.....................................   5,190,541   $76,548,057   1,157,709   $16,014,661   2,412,389   $30,522,739
--------------------------------------------------------------------------------------------------------------------------------

* THE FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MARCH 31, EFFECTIVE MARCH 31, 1997.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were as follows for the six months ended September 30, 1997:

                                                     COST OF         PROCEEDS
                                                    PURCHASES       FROM SALES
American Retirement.............................   $ 65,990,453    $ 27,760,377
Balanced........................................    556,122,395     637,340,406
Foundation......................................    220,478,088     137,508,574
Tax Strategic...................................    118,289,879      38,293,361

6. DISTRIBUTION PLANS

Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse their principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Funds through expenses called "Distribution Plan expenses". Each Class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended September 30, 1997, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were follows:

                                                          CLASS A      CLASS B      CLASS C
American Retirement....................................   $ 23,328    $  493,479    $  9,194
Balanced...............................................     56,171       576,180       2,201
Foundation.............................................    314,505     3,602,390     158,708
Tax Strategic..........................................     30,995       309,248      35,940

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

(Photo of pine cones
and branches appears here)          EVERGREEN

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

First Union serves as Balanced's investment advisor and is paid a management fee that is computed and paid monthly at an annual rate of 0.50 of 1% of Balanced's average daily net assets.

Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is the investment advisor for American Retirement, Foundation and Tax Strategic Funds and is entitled to an annual fee based on each of American Retirement's, Foundation's and Tax Strategic's average daily net assets, respectively, in accordance with the following schedules:

           FOUNDATION AND                           AMERICAN
           TAX STRATEGIC                           RETIREMENT
First $750 million...........  0.875%  First $750 million...........  0.75%
Next $250 million............  0.750%  Next $750 million............  0.70%
Over $1 billion..............  0.700%

Evergreen Keystone Investment Services, Inc. ("EKIS"), a subsidiary of First Union, serves as the administrator for the Funds. BISYS Fund Services, an affiliate of EKD, serves as the sub-administrator for the Funds. The administrator for the Funds is entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of each Fund. For American Retirement, Foundation, and Tax Strategic the administration and sub-administration fee is paid by their investment advisor and is not a Fund expense.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to American Retirement, Foundation and Tax Strategic and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the six months ended September 30, 1997, American Retirement, Foundation, and Tax Strategic incurred brokerage commissions of $38,229, $252,266, $36,546, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

Effective May 5, 1997, Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone began providing transfer and dividend disbursing agent services for the Funds that were formerly provided by State Street Bank and Trust Company ("State Street"). For the six months ended September 30, 1997, EKSC received $169,068, $277,501, $1,613,895, and $73,058, in transfer agent fees from American Retirement, Balanced, Foundation, and Tax Strategic. For certain accounts in American Retirement, Balanced and Foundation, First Union was sub-contracted by EKSC, and previously State Street, to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union earned a fee which totaled $4,713, $131,015 and $111,436 for American Retirement, Balanced and Foundation, respectively, for the six months ended September 30, 1997.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of September 30, 1997, the value of the Trustees deferral accounts was $15,634, $43,441, $16,437 and $6,067 for American Retirement, Balanced, Foundation and Tax Strategic, respectively.

10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the six months ended September 30, 1997, the Funds had no borrowings under this agreement.

This brochure must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                    NOT             May lose value
                   FDIC             No bank guarantee
                 INSURED

                    Evergreen Funds Distributor, Inc.


                                                                 540980 Rev. 01
63060                                                                     11/97